                                                       Registration No. 33-88576


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         Post-Effective Amendment No. 3
                                       to
                                    FORM S-6


                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2


          THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT THREE
          ------------------------------------------------------------
                              (Exact Name of Trust)


                         THE TRAVELERS INSURANCE COMPANY
                         -------------------------------
                               (Name of Depositor)

                  One Tower Square, Hartford, Connecticut 06183
                  ---------------------------------------------
          (Complete Address of Depositor's Principal Executive Offices)

                                Ernest J. Wright
                                    Secretary
                         The Travelers Insurance Company
                                One Tower Square
                           Hartford, Connecticut 06183
                           ---------------------------
                     (Name and address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box):

              immediately upon filing pursuant to paragraph (b)
---------
   X          on May 1, 1998 pursuant to paragraph (b)
---------
              60 days after filing pursuant to paragraph (a)(1)
              on __________
---------
              pursuant to paragraph (a)(1) of Rule 485.
---------
              this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
---------


              Check the box if it is proposed that this filing will become effective on _______ at _____ pursuant to Rule 487. ______
---------

                         RECONCILIATION AND TIE BETWEEN

                           FORM N-8B-2 AND PROSPECTUS

Item No. of
Form N-8B-2                   CAPTION IN PROSPECTUS
-----------                   ---------------------

         1                    Cover page
         2                    Cover page
         3                    Safekeeping of the Separate Account's Assets
         4                    Distribution of the Policy
         5                    The Separate Account
         6                    The Separate Account
         7                    Not applicable
         8                    Not applicable
         9                    Legal Proceedings and Opinion
         10                   Prospectus Summary; The Insurance Company; The Separate Account;
                              The Investment Options; The Policy;  Transfers of Cash Value;
                              Policy Surrenders and Cash Surrender Value; Voting Rights; Dividends
         11                   The Separate Account; The Investment Options
         12                   The Investment Options
         13                   Charges and Deductions; Distribution of the Policies
         14                   The Policy
         15                   The Policy
         16                   The Separate Account; The Investment Options; Allocation of
                              Premium Payments
         17                   Prospectus Summary; Right to Cancel Period; Policy Surrenders
                              and Cash Surrender Value; Policy Loans; Exchange Rights
         18                   The Investment Options; Charges and Deductions; Federal Tax Considerations
         19                   Reports to Policy Owners
         20                   The Insurance Company
         21                   Policy Loans
         22                   Not applicable
         23                   Not applicable
         24                   Not applicable
         25                   The Insurance Company
         26                   Not applicable
         27                   The Insurance Company
         28                   The Insurance Company; Management
         29                   The Insurance Company
         30                   Not applicable
         31                   Not applicable
         32                   Not applicable
         33                   Not applicable
         34                   Not applicable
         35                   Distribution of the Policy
         36                   Not applicable
         37                   Not applicable
         38                   Distribution of the Policy
         39                   Distribution of the Policy
         40                   Not applicable

Item No. of
Form N-8B-2                   CAPTION IN PROSPECTUS
-----------                   ---------------------


         41                   Distribution of the Policy
         42                   Not applicable
         43                   Not applicable
         44                   Valuation of the Separate Account
         45                   Not applicable
         46                   The Policy; Valuation of the Separate Account; Transfers of Cash Value;
                              Policy Surrenders and Cash Surrender Value
         47                   The Separate Account; The Investment Options
         48                   The Insurance Company
         49                   Safekeeping of the Separate Account's Assets
         50                   Not applicable
         51                   Prospectus Summary; The Insurance Company; The Policy; Death
                              Benefits; Policy Lapse and Reinstatement
         52                   The Separate Account; The Investment Options; Investment Managers
         53                   Federal Tax Considerations
         54                   Not applicable
         55                   Not applicable
         56                   Not applicable
         57                   Not applicable
         58                   Not applicable
         59                   Financial Statements

                                  VINTAGELIFE

                   INDIVIDUAL VARIABLE LIFE INSURANCE POLICY







THE TRAVELERS INSURANCE COMPANY
POLICY PROSPECTUS                                   PROSPECTUSES
TRAVELERS SERIES TRUST:
ZERO COUPON BOND FUND PORTFOLIOS                    MAY 1, 1998

                                   PROSPECTUS

This Prospectus describes a modified single premium individual variable life insurance policy (the "Policy") offered by The Travelers Insurance Company (the "Company") and funded by The Travelers Variable Life Insurance Separate Account Three ("Separate Account Three"). Separate Account Three invests in certain mutual funds that are referred to in this Prospectus as "Investment Options." Although the Policy can operate as a single premium policy, additional premium payments may be made under certain circumstances provided there are no outstanding policy loans. The minimum Initial Premium required to issue a Policy is $25,000.


The Policy provides for the payment of a Death Benefit upon the death of the Insured, and for a Cash Value that can be obtained through policy loans or full or partial surrenders of the Policy. The Death Benefit and Cash Value of a Policy will vary based on the performance of underlying Investment Options. There is no guaranteed minimum Cash Value for a Policy. Additionally, the

                                               (Continued on the following page)

THE POLICY WILL OR MAY BE A MODIFIED ENDOWMENT CONTRACT. CERTAIN POLICY LOANS, PARTIAL WITHDRAWALS OR SURRENDERS WILL OR MAY RESULT IN ADVERSE TAX CONSEQUENCES OR PENALTIES.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE UNDERLYING INVESTMENT OPTIONS. THESE PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. LIFE INSURANCE IS A LONG-TERM INVESTMENT. PROSPECTIVE POLICY OWNERS SHOULD CONSIDER THEIR NEED FOR INSURANCE COVERAGE AND THE POLICY'S LONG-TERM INVESTMENT POTENTIAL. NO CLAIM IS MADE THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.


                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1998.

Cash Value is reduced by the various fees and charges assessed under the Policy, as described in this Prospectus. Regardless of the performance of the Investment Options, so long as the Policy is in force, the Death Benefit can never be less than the current Stated Amount (with proceeds payable reduced by outstanding policy loans, unpaid interest and any Monthly Deduction Amounts due and unpaid). The Policy will remain in force for as long as the Cash Surrender Value is sufficient to pay the monthly charges imposed under the Policy.



From the Issue Date through the end of the Right to Cancel Period, the Initial Premium will be allocated to the Smith Barney Money Market Portfolio. Thereafter, the Cash Value and any premium payments made under the Policy may be allocated to one or more of the Investment Options available under Separate Account Three where they will accumulate on a variable basis. The Policy Owner bears the investment risk for all amounts allocated to the underlying Investment Options.


The Policy has a Right to Cancel Period during which the applicant may return the Policy to the Company for a refund. The Right to Cancel Period expires on the latest of ten days after the Owner receives the Policy, ten days after we mail or deliver a written Notice of Right to Cancel to the Owner, or 45 days after the applicant signs the application for insurance (or later, if state law requires).

It may not be advantageous to purchase this Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if you already own a variable life insurance policy. Because the Policy is designed to operate generally as a single premium policy, in all but very limited circumstances the Policy will be treated as a modified endowment contract for federal income tax purposes. As a modified endowment contract, any loan, partial withdrawal, or surrender may result in adverse tax consequences, including possible penalties. However, as with any life insurance contract, (1) a Policy Owner generally should not be considered in constructive receipt of the Policy's Cash Value, including incremental increases therein, unless and until he or she is in actual receipt of distributions from the Policy, and (2) Death Benefit payments should generally be excluded from the gross income of the Policy beneficiary. A prospective Policy Owner who wants to purchase a Policy that is not a modified endowment contract should consult his or her personal tax adviser.

                               TABLE OF CONTENTS


GLOSSARY OF SPECIAL TERMS...................................      5
PROSPECTUS SUMMARY..........................................      7
THE INSURANCE COMPANY.......................................     13
THE SEPARATE ACCOUNT........................................     13
  Separate Account Three....................................     13
  Addition, Deletion or Substitution of Investments.........     14
THE INVESTMENT OPTIONS......................................     14
  Investment Managers.......................................     16
  Mixed and Shared Funding..................................     16
THE POLICY..................................................     17
  The Policy Application....................................     17
  Eligible Purchasers.......................................     17
  Payments Made Under the Policy............................     18
  Allocation of Premium Payments............................     19
  Right to Cancel Period....................................     19
CHARGES AND DEDUCTIONS......................................     19
  Monthly Deduction Amount..................................     19
     Cost of Insurance Charge...............................     20
     State Premium Tax Charge...............................     20
     Charges for Supplemental Benefit Provisions............     20
  CHARGES AGAINST THE INVESTMENT OPTIONS OF SEPARATE ACCOUNT
     THREE..................................................     21
     Mortality and Expense Risk Charge......................     21
     Administrative Expense Charge..........................     21
     Income Taxes...........................................     21
  Investment Option Expenses................................     21
  Surrender Charges.........................................     21
  Transfer Charge...........................................     22
  Reduction or Elimination of Charges.......................     22
VALUATION OF THE SEPARATE ACCOUNT...........................     23
  How the Cash Value Varies.................................     23
  How the Investment Experience is Determined...............     23
  Accumulation Unit Value...................................     23
  Net Investment Factor.....................................     23
  Valuation Periods and Valuation Dates.....................     24
TRANSFERS OF CASH VALUE.....................................     24
  Telephone Transfers.......................................     24
  Automated Transfers.......................................     24
DEATH BENEFIT...............................................     25
  Changes in Death Benefit Option...........................     26
  Changes in Stated Amount..................................     26
  Maturity and Maturity Extension Benefits..................     26

  Policy Lapse and Reinstatement............................................................................         27
  Exchange Rights...........................................................................................         27
POLICY SURRENDERS AND CASH SURRENDER VALUE..................................................................         28
  Right to Surrender........................................................................................         28
  Full Surrenders...........................................................................................         28
  Partial Surrenders........................................................................................         28
POLICY LOANS................................................................................................         28
  Risks Associated with Loans Taken Against a Variable Life Insurance Policy................................         29
PAYMENT OPTIONS.............................................................................................         29
OTHER MATTERS...............................................................................................         30
  Voting Rights.............................................................................................         30
  Reports to Policy Owners..................................................................................         31
  Limit on Right to Contest and Suicide Exclusion...........................................................         31
  Misstatement as to Sex and Age............................................................................         31
  Suspension of Valuation...................................................................................         31
  Beneficiary...............................................................................................         31
  Assignment................................................................................................         32
  Dividends.................................................................................................         32
FEDERAL TAX CONSIDERATIONS..................................................................................         32
  General...................................................................................................         32
  TAX STATUS OF THE POLICY..................................................................................         32
  Definition of Life Insurance..............................................................................         32
  Diversification...........................................................................................         33
  Investor Control..........................................................................................         33
  TAX TREATMENT OF POLICY BENEFITS..........................................................................         33
  In General................................................................................................         33
  Modified Endowment Contracts..............................................................................         34
  Exchanges.................................................................................................         34
  Aggregation of Modified Endowment Contracts...............................................................         34
  Policies which are not Modified Endowment Contracts.......................................................         35
  Treatment of Loan Interest................................................................................         35
  THE COMPANY'S INCOME TAXES................................................................................         35
YEAR 2000 COMPLIANCE........................................................................................         35
MANAGEMENT..................................................................................................         36
SENIOR OFFICERS Of THE TRAVELERS INSURANCE COMPANY..........................................................         37
SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS................................................................         37
DISTRIBUTION OF THE POLICY..................................................................................         37
LEGAL PROCEEDINGS AND OPINION...............................................................................         38
REGISTRATION STATEMENT......................................................................................         38
INDEPENDENT ACCOUNTANTS.....................................................................................         38
ILLUSTRATIONS...............................................................................................         38
APPENDIX A-PERFORMANCE INFORMATION..........................................................................         45
APPENDIX B-DEATH BENEFIT EXAMPLES...........................................................................         47
APPENDIX C-REPRESENTATIVE STATED AMOUNTS....................................................................         49
FINANCIAL STATEMENTS........................................................................................

                           GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

The following terms are used throughout the Prospectus and have the indicated meanings:


ACCUMULATION UNIT -- a standard of measurement used to calculate the values allocated to the Investment Options.


AVERAGE NET GROWTH RATE -- an annual measurement of growth, used to determine the next year's mortality and expense risk charge. For each Policy Owner, the rate is determined each Policy Year as follows: total daily earnings of the Investment Option(s) you select, divided by the average amount you allocated during the Policy Year. The daily earnings are measured using the net asset value per share of the Investment Options.


BENEFICIARY(IES) -- the person(s) named to receive the Death benefit following the Insured's death.


CASH SURRENDER VALUE -- the Cash Value less any outstanding policy loan and surrender charges.

CASH VALUE -- the current value of Accumulation Units credited to each of the Investment Options available under the Policy, plus the value of the Loan Account.

COMPANY'S HOME OFFICE -- the principal executive offices of The Travelers Insurance Company located at One Tower Square, Hartford, Connecticut 06183.

COVERAGE AMOUNT -- an amount equal to the Death Benefit minus the Cash Value.

DEATH BENEFIT -- the amount payable to the Beneficiary if the Insured dies while the Policy is in force.

DEDUCTION DATE -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Cash Value.

GRACE PERIOD -- the period during which the Policy remains in force after the Company has given notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to pay the Monthly Deduction Amount due.

INITIAL PREMIUM -- the Premium Payment made in connection with the issuance of a Policy.

INSURED -- the person on whose life the Policy is issued.


INVESTMENT OPTIONS -- the open-end management investment companies or portfolios thereof to which you may allocate premiums and Cash Value under Separate Account Three.


ISSUE DATE -- the date on which the Policy is issued by the Company for delivery to the Policy Owner.

LOAN ACCOUNT -- an account in the Company's general account to which we transfer the amount of any policy loan, and to which we credit a fixed rate of interest.

LOAN ACCOUNT VALUE -- the amount of any policy loan, plus capitalized loan interest, plus the net rate of return credited to the Loan Account.

MATURITY DATE -- the anniversary of the Policy Date on which the Insured is age 100.

MINIMUM AMOUNT INSURED -- a percentage of Cash Value required to qualify this Policy as life insurance under federal tax law.

MONTHLY DEDUCTION AMOUNT -- a monthly charge, deducted from the Policy's Cash Value, which is comprised of the Cost of Insurance charge, the deduction for premium tax, and any charge for supplemental benefits.

POLICY DATE -- the date on which the Policy becomes effective, which date is used to determine all future cyclical transactions under the Policy (i.e., Deduction Dates, Policy Months, Policy Years).

POLICY MONTH -- monthly periods computed from the Policy Date.

POLICY OWNER (YOU, YOUR OR OWNER) -- the person(s) having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.

POLICY YEARS -- annual periods computed from the Policy Date.

SEPARATE ACCOUNT THREE -- The Travelers Variable Life Insurance Separate Account Three, a separate account established by The Travelers Insurance Company for the purpose of funding this Policy.

STATED AMOUNT -- the amount used to determine the Death Benefit under the Policy.

VALUATION DATE -- a day on which Accumulation Units are valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

INTRODUCTION

The Policy described in this Prospectus is an individual variable life insurance contract which provides for a premium payment to be allocated to one or more of the Investment Options available under Separate Account Three. The Policy is credited with Accumulation Units of the applicable Investment Options.


The Policy has a Death Benefit, Cash Surrender Value and other features traditionally associated with a fixed benefit whole life insurance policy. The Policy is "variable" because unlike the fixed benefits of an ordinary whole life insurance contract, the Cash Value and, under certain circumstances, the Death Benefit of the Policy may increase or decrease depending on the investment experience of the Investment Options to which the premium payment(s) and cash value have been allocated. The Cash Value will also vary to reflect partial cash surrenders and Monthly Deduction Amounts. In accordance with the Continuation of Insurance provision of the Policy, the Policy will remain in effect until the Cash Surrender Value is insufficient to cover the Monthly Deduction Amount due. There is no minimum guaranteed Cash Value or Cash Surrender Value and the Policy Owner bears the investment risk associated with an investment in the Investment Options. (See "Valuation of the Separate Account.")



WHAT TYPES OF INVESTMENT OPTIONS ARE AVAILABLE UNDER THE POLICY?



The Policy is funded by The Travelers Variable Life Insurance Separate Account Three ("Separate Account Three"), a registered unit investment trust separate account established by The Travelers Insurance Company (the "Company"). A Policy Owner allocates premium payments to one or more of the Investment Options available to Separate Account Three. The following Investment Options are currently available under the Policy:



GREENWICH STREET SERIES FUND


  Total Return Portfolio


SMITH BARNEY CONCERT ALLOCATION SERIES, INC.


  Concert Select Balanced Portfolio


  Concert Select Conservative Portfolio


  Concert Select Growth Portfolio


  Concert Select High Growth Portfolio


  Concert Select Income Portfolio


TRAVELERS SERIES FUND, INC.


  AIM Capital Appreciation Portfolio


  Alliance Growth Portfolio


  MFS Total Return Portfolio


  Putnam Diversified Income Portfolio


  Smith Barney High Income Portfolio


  Smith Barney International Equity Portfolio


  Smith Barney Large Cap Value Portfolio


  Smith Barney Money Market Portfolio


  TBC Managed Income Portfolio


  Van Kampen American Capital Enterprise


     Portfolio


TRAVELERS SERIES TRUST


  MFS Emerging Growth Portfolio


  Zero Coupon Bond Portfolio 1998


  Zero Coupon Bond Portfolio 2000


  Zero Coupon Bond Portfolio 2005



Additional Portfolios may be added from time to time.


Further information regarding the investment objectives for each Investment Option (including the investment manager) is contained under "The Investment Options." Refer to each Investment Option's prospectus for a complete description of the investment objectives, restrictions and other material information.

WHAT ARE THE REQUIRED AND PERMISSIBLE PREMIUM PAYMENTS?

The minimum Initial Premium is $25,000. Although the Policy can operate as a single premium policy, additional payments may be made under certain circumstances, provided there are no outstanding policy loans. If there are any outstanding loans, any payment received will be treated first as a repayment of the loan rather than an additional premium payment. (See "Additional

Premium Payments.") No premiums can be accepted if they would disqualify the Policy as life insurance under federal tax law.

The Initial Premium purchases a Death Benefit initially equal to the Policy's Stated Amount (if Option 1 is selected), or to the Stated Amount plus the Cash Value (if Option 2 is selected). The relationship between the Initial Premium and the Stated Amount depends on the age and sex of the Insured (as permitted by state law). Generally, the same Initial Premium will purchase a slightly higher stated amount for a female Insured than for a male Insured of the same age. Representative Stated Amounts per dollar of Initial Premium are set forth in Appendix C.

HOW WILL PREMIUM PAYMENTS BE ALLOCATED?

During the Right to Cancel Period (as described below), the Initial Premium will be allocated to the Smith Barney Money Market Portfolio. After the expiration of the Right to Cancel Period, the values in the Money Market Portfolio will be allocated to the Investment Options selected on the Policy Application, and the Policy will be credited with the applicable Accumulation Units. (See "Allocation of Premium Payments.")

AFTER THE INITIAL ALLOCATION, MAY I CHANGE THE ALLOCATION OF MY CASH VALUE?

As long as the Policy remains in force, you may transfer all or a portion of your Policy's Cash Value (not including the Loan Account Value) among any of the Investment Options. Currently, transfers may be made at any time without charge. You may request a reallocation of your investment either through written request, or by telephone in accordance with the Company's telephone transfer procedures. (See "Transfers of Cash Value.")

You may also request that the Company establish automated transfers of Cash Values from any Investment Option to any other Investment Option through written request or other method acceptable to the Company. The minimum automated transfer amount is $100 per month. (See "Automated Transfers.")

DOES THIS POLICY HAVE A RIGHT TO CANCEL PERIOD?

You have a limited right to return the Policy for cancellation and receive a full refund. You must return the Policy, by mail or hand delivery, to the Company or to the agent who sold the Policy during the Right to Cancel Period, which ends 10 days after the Policy has been delivered to you, 45 days after completion of the application, or 10 days after the Notice of Right to Cancel has been mailed or delivered to you, whichever is latest. Within seven (7) days following our receipt of your request for a refund, we will refund to you the greater of (1) any premium paid, or (2) the Cash Value of the Policy on the date we receive the returned policy, plus any charges and expenses which may have been deducted, less any Loan Account Value. (See "Right to Cancel Period.")

WHAT TYPES OF CHARGES ARE DEDUCTED UNDER THE POLICY?

MONTHLY DEDUCTION AMOUNT. Beginning on the Policy Date, the Company will make monthly deductions from the Policy's Cash Value on a pro rata basis from amounts allocated to the Investment Options. The Deduction Amount may vary from month to month and includes the cost of insurance charges, the deduction for premium tax, and any charges for supplemental benefits. (See "Monthly Deduction Amount.")


CHARGES AGAINST THE INVESTMENT OPTIONS UNDER SEPARATE ACCOUNT THREE. In order to cover the Company's assumption of mortality and expense risks under the Policy, the Company assesses a daily charge against the assets of each of the Investment Options on a pro rata basis at an annual rate of 0.90% of such assets. This rate will be reduced to 0.75% for the current Contract year if the Average Net Growth Rate of the investment options which you have selected under your Policy was 6.5% or greater for the previous Contract Year. This determination will be made on an annual basis.

The Company also assesses a daily charge against the amounts allocated to the Investment Options at an annual rate of 0.40% to cover administrative expenses assumed by the Company. This administrative expense charge does not exceed the expected cost of administrative services provided by the Company under the Policy. (See "Charges Against the Investment Options of Separate Account Three.")

Currently, the Company makes no charge against the Separate Account for federal income taxes since the Company does not expect to incur federal income taxes attributable to the Separate Account. However, if the Company incurs federal income taxes attributable to the Separate Account in future years, it may charge for those taxes.

SUMMARY OF ASSET BASED POLICY CHARGES:

                             STATE           MORTALITY &
       POLICY               PREMIUM            EXPENSE        ADMINISTRATIVE
        YEARS                 TAX            RISK CHARGE          CHARGE              TOTAL

        1-10                 .20%               .90%               .40%               1.50%
         11+                  N/A               .90%               .40%               1.30%

SUMMARY OF ASSET BASED POLICY CHARGES IF THE AVERAGE NET GROWTH RATE IS 6.50% OR MORE:

                             STATE           MORTALITY &
       POLICY               PREMIUM            EXPENSE        ADMINISTRATIVE
        YEARS                 TAX            RISK CHARGE          CHARGE              TOTAL

        2-10                 .20%               .75%               .40%               1.35%
         11+                  N/A               .75%               .40%               1.15%

NOTE. The Separate Account purchases shares of the underlying funds at net asset value. The net asset values reflect investment advisory fees and other expenses already deducted. Applicants should review the prospectuses for each fund for a description of the charges assessed. (See "Charges Against the Investment Options of Separate Account Three.")


SURRENDER CHARGES. A percent of premium surrender charge will be assessed upon a full or partial surrender of the Policy during the first nine years after a Premium Payment is received by the Company. For the first two years following a Premium Payment, the surrender charge will be 7.5% of such Premium Payment. Thereafter, the charge will decline in years three (3) through nine (9), respectively, as follows: 7%, 7%, 6.5%, 6%, 5%, 4% and 3%. The surrender charge will be 0% starting in the tenth year following a Premium Payment. Partial surrenders will also be subject to a surrender charge, except that after the first Policy Year the Company will permit partial surrenders of the Policy's earnings in an amount of up to 10% of the Policy's Cash Value as of the beginning of the current Policy Year. For partial surrenders in excess of the free withdrawal amount, a charge equal to a percentage of the amount surrendered, not to exceed the charge that would apply to a full surrender, will apply. (See "Surrender Charges.")


TRANSFER CHARGES. The Company reserves the right to charge a reasonable administrative fee (up to $10) for each transfer in excess of four (4) per Policy Year, and reserves the right to assess a processing fee for the Automated Transfer (Dollar Cost Averaging) service.

WHAT IS THE DEATH BENEFIT UNDER THE POLICY?


The Policy provides for a Death Benefit upon the death of the Insured. You may choose one of two options to be used for the calculation of the Death Benefit payable under the Policy. Under Option 1 (the Level Option), the Death Benefit will be equal to the greater of the Stated Amount of the Policy or the Minimum Amount Insured. Under Option 2 (the Variable Option), the Death Benefit will be equal to the greater of the Stated Amount of the Policy plus the Cash Value (determined as of the date of the Insured's death) or the Minimum Amount Insured. Under both options, the Death Benefit will be reduced by any applicable Loan Account Value, unpaid Monthly

Deduction Amount, and any amount payable to an assignee pursuant to a collateral assignment of the Policy. You may change the Death Benefit option or the Stated Amount subject to certain conditions. (See "Death Benefit.")

MAY I TAKE A POLICY LOAN AGAINST THE CASH VALUE OF MY POLICY?

You may request a Policy Loan in an amount not to exceed 90% of the Policy's Cash Value minus surrender penalties (determined at the time the Company receives the written loan request). If there is a loan outstanding at the time a subsequent loan request is made, the amount of the outstanding loan will be added to the new loan amount. The Company will charge interest on the outstanding amounts of the loan, which interest must be paid in advance by the Policy Owner.

The amount of the loan will be transferred on a pro rata basis from each of the Investment Options (unless the Owner states otherwise in writing) to the Loan Account, which is part of the Company's general account. The Loan Account is credited with a fixed annual rate of interest set forth in the Policy. The Loan Account Value does not vary with the performance of the Investment Options; therefore, the Policy's Death Benefit and Cash Value will be permanently affected by a loan. Additionally, any outstanding Loan Account Value will be subtracted from any Death Benefit or surrender proceeds payable under the Policy. Subject to state law, no loan requests may be made for amounts of less than $500. Policy loans may have federal income tax consequences. (See "Policy Loans," and "Federal Tax Considerations.")

WHAT ARE THE CONDITIONS UNDER WHICH MY POLICY MIGHT LAPSE?

If the Cash Surrender Value of a Policy on any Deduction Date is insufficient to cover the Monthly Deduction Amount due, the Company will send you a written notice of the required premium. If the required premium is not paid within 61 days, the Policy may lapse. In addition, outstanding loans decrease the Cash Surrender Value and could, therefore, cause the Policy to lapse. (See "Policy Loans," and "Policy Lapse and Reinstatement.") If a Policy lapses with a loan outstanding, adverse tax consequences may result. (See "Federal Tax Considerations.")

ARE THERE ANY OTHER POLICY PROVISIONS THAT I SHOULD KNOW ABOUT?

SURRENDERS AND PARTIAL WITHDRAWALS. The Policy may be surrendered at any time for its Cash Surrender Value. In addition, partial withdrawals may be made. Surrenders or partial withdrawals made within nine years of a premium payment may be subject to a surrender charge. (See "Policy Surrenders and Cash Surrender Value.")

RIGHT TO EXCHANGE THE POLICY. Once the Policy is in effect, you may exchange it at any time during the first two Policy Years for a fixed life insurance policy issued by the Company (or one of its affiliates, if allowed) on the life of the Insured without submitting proof of insurability. (See "Exchange Rights.")

PAYMENT OF POLICY BENEFITS. Surrender and death benefits under the Policy may be paid in a lump sum or under one of the payment options set forth in the Policy. (See "Payment Options.")

SPECIAL TAX CONSIDERATIONS. The Company believes that a Policy issued on a standard rate class basis generally should meet the Section 7702 definition of a life insurance contract. With respect to a Policy issued on a substandard basis, there is insufficient guidance to determine if such a Policy would satisfy the
Section 7702 definition of a life insurance contract, particularly if you pay the full amount of premiums permitted under such a Policy. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Cash Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be taxed on these proceeds. (See "Tax Status of the Policy.")

In almost all cases, the Policy will be a modified endowment contract ("MEC"). If a Policy is a MEC, certain distributions made during an Insured's lifetime, such as loans and partial withdrawals from, and collateral assignments of, the Policy, are taxable to you on an income-first basis. A 10% penalty tax may be imposed on income distributed before you attain age 59 1/2. Policies that are not MECs receive preferential tax treatment with respect to certain distributions. For a discussion of the tax issues associated with this Policy, see "Federal Tax Considerations."

WRITTEN REQUESTS

Certain changes and elections must be made in writing to the Company. Where the term "written request" is used, it means that written information must be sent to the Company's Home Office in a form and content satisfactory to the Company.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                             THE INSURANCE COMPANY
--------------------------------------------------------------------------------

The Travelers Insurance Company (the "Company") is a stock insurance company which has been continuously engaged in the insurance business since its incorporation in the state of Connecticut in 1864. The Company writes individual life insurance and individual and group annuity contracts on a nonparticipating basis, and acts as the depositor for Separate Account Three. The Company is licensed to conduct life insurance business in a majority of the states of the United States, the District of Columbia, Puerto Rico, Guam, the British and U.S. Virgin Islands and the Bahamas. The Company's obligations as depositor for Separate Account Three may not be transferred without notice to and consent of Policy Owners.


The Company is an indirect wholly owned subsidiary of Travelers Group Inc. The Company's principal executive offices are located at One Tower Square, Hartford, Connecticut 06183, telephone number (860) 277-0111.


The Company is subject to Connecticut law governing insurance companies and is regulated and supervised by the Connecticut Insurance Commissioner. An annual statement in a prescribed form must be filed with the Commissioner on or before March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31 of such year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted by the National Association of Insurance Commissioners at least once every four years. In addition, the Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance contracts, as well as to various federal and state securities laws and regulations.


The Company is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may use the IMSA logo and IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving the sale and service of individual life insurance and annuity products.


                              THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------

SEPARATE ACCOUNT THREE


The Travelers Variable Life Insurance Separate Account Three was established on September 23, 1994, pursuant to the insurance laws of the state of Connecticut, and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). Separate Account Three meets the definition of a separate account under the federal securities laws. Registration of Separate Account Three with the SEC does not involve supervision by the SEC of the management or investment policies of Separate Account Three. Additionally, the operations of Separate Account Three are subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. Section 38a-433 contains no restrictions on the investments of Separate Account Three.


Connecticut law provides that the assets of Separate Account Three will be held for the exclusive benefit of Policy Owners and the persons entitled to payments under the Policy offered by this Prospectus and other policies that may be funded through Separate Account Three. The Policies provide that the assets of Separate Account Three are not chargeable with liabilities arising out of any other business which the Company may conduct. Any obligations arising under the Policy are general corporate obligations of the Company.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to state and federal laws, to make additions to, deletions from, or substitutions for Separate Account Three and the Investment Options which fund the Policy. The Company can substitute shares or units of another mutual fund or unit investment trust for shares or units of another Investment Option if: (a) it is determined that an Investment Option no longer suits the purpose of the Policy due to a change in its investment objectives or restrictions; (b) the shares or units of an Investment Option are no longer available for investment; (c) in the Company's view, it has become inappropriate to continue investing in the shares or units of an Investment Option. Substitution may be made with respect to both existing investments and the investment of any future Premium Payments. However, no substitution of securities will be made without prior notice to you, and without prior approval of the SEC or such other regulatory authorities as may be necessary, all to the extent required by the 1940 Act or other applicable law.

Subject to Policy Owner approval and applicable law, the Company reserves the right to end Separate Account Three's registration under the 1940 Act.

                             THE INVESTMENT OPTIONS
--------------------------------------------------------------------------------

You may allocate Premium Payments to one or more of the available Investment Options. Each Investment Option is a series of an open-end management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of an Investment Option.


The investments of each Investment Option are subject to the risks of changing economic conditions and the ability of each Investment Option's investment manager or sub-adviser to anticipate such changes. There is no assurance that the Investment Options will achieve their stated objectives. Please read carefully the complete risk disclosure in each Portfolio's prospectus before investing.


The Investment Options and their investment objectives are as follows:


--------------------------------------------------------------------------------------------------------------
       INVESTMENT OPTION                     INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
--------------------------------------------------------------------------------------------------------------
GREENWICH STREET SERIES FUND
  Total Return Portfolio         An equity portfolio that seeks to provide     Mutual Management Corp. ("MMC")
                                 total return, consisting of long-term
                                 capital appreciation and income. The
                                 Portfolio will invest primarily in a
                                 diversified portfolio of dividend-paying
                                 common stocks
SMITH BARNEY CONCERT ALLOCATION
SERIES, INC.
  Concert Select Balanced        Seeks a balance of growth of capital and      Travelers Investment Adviser
  Portfolio                      income by investing in a select group of      ("TIA")
                                 mutual funds.
  Concert Select Conservative    Seeks income and, secondarily, long-term      TIA
  Portfolio                      growth of capital by investing in a select
                                 group of mutual funds.
  Concert Select Growth          Seeks long-term growth of capital by          TIA
  Portfolio                      investing in a select group of mutual funds.
  Concert Select High Growth     Seeks capital appreciation by investing in a  TIA
  Portfolio                      select group of mutual funds.
  Concert Select Income          Seeks high current income by investing in a   TIA
  Portfolio                      select group of mutual funds.

--------------------------------------------------------------------------------------------------------------
       INVESTMENT OPTION                     INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
--------------------------------------------------------------------------------------------------------------
TRAVELERS SERIES FUND, INC.
  AIM Capital Appreciation       Seeks capital appreciation by investing       TIA
  Portfolio                      principally in common stock, with emphasis    Subadviser: AIM Capital
                                 on medium-sized and smaller emerging growth   Management Inc.
                                 companies.
  Alliance Growth Portfolio      Seeks long-term growth of capital by          TIA
                                 investing predominantly in equity securities  Subadviser: Alliance Capital
                                 of companies with a favorable outlook for     Management L.P.
                                 earnings and whose rate of growth is
                                 expected to exceed that of the U.S. economy
                                 over time. Current income is only an
                                 incidental consideration.
  MFS Total Return Portfolio     Seeks to obtain above-average income          TIA
                                 (compared to a portfolio entirely invested    Subadviser: MFS
                                 in equity securities) consistent with the
                                 prudent employment of capital. Generally, at
                                 least 40% of the Portfolio's assets will be
                                 invested in equity securities.
  Putnam Diversified Income      Seeks high current income consistent with     TIA
  Portfolio                      preservation of capital. The Portfolio will   Subadviser:
                                 allocate its investments among the U.S.       Putnam Investment Management,
                                 Government Sector, the High Yield Sector,     Inc.
                                 and the International Sector of the fixed
                                 income securities markets.
  Smith Barney High Income       Seeks high current income. Capital            MMC
  Portfolio                      appreciation is a secondary objective. The
                                 Portfolio will invest at least 65% of its
                                 assets in high-yielding corporate debt
                                 obligations and preferred stock.
  Smith Barney International     Seeks total return on assets from growth of   MMC
  Equity Portfolio               capital and income by investing at least 65%
                                 of its assets in a diversified portfolio of
                                 equity securities of established non-U.S.
                                 issuers.
  Smith Barney Large Cap Value   Seeks current income and long-term growth of  MMC
  Portfolio (formerly "Smith     income and capital by investing primarily,
  Barney Income and Growth       but not exclusively, in common stocks.
  Portfolio")
  Smith Barney Money Market      Seeks maximum current income and              MMC
  Portfolio                      preservation of capital by investing in high
                                 quality, short-term money market
                                 instruments. An investment in this fund is
                                 neither insured nor guaranteed by the U.S.
                                 Government, and there is no assurance that a
                                 stable $1 value per share will be
                                 maintained.
  TBC Managed Income Portfolio   Seeks high current income consistent with     TIA
                                 prudent risk of capital through investments   Subadviser: The Boston Company
                                 in corporate debt obligations, preferred      Asset Management, Inc.
                                 stocks, and obligations issued or guaranteed
                                 by the U.S. Government or its agencies or
                                 instrumentalities.
  Van Kampen American Capital    Seeks capital appreciation through            MMC
  Enterprise Portfolio           investment in securities believed to have     Subadviser: Van Kampen American
                                 above-average potential for capital           Capital Asset Management, Inc
                                 appreciation. Any income received on such
                                 securities is incidental to the objective of
                                 capital appreciation.
TRAVELERS SERIES TRUST
  MFS Emerging Growth Portfolio  Seeks long-term growth of capital. Dividend   Travelers Asset Management
                                 and interest income from portfolio            investment Company ("TAMIC")
                                 securities, if any, is incidental.            Subadviser:
                                                                               MFS

--------------------------------------------------------------------------------------------------------------
       INVESTMENT OPTION                     INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
--------------------------------------------------------------------------------------------------------------
  Zero Coupon Bond Fund          Seeks to provide as high an investment        TAMIC
  Portfolio (Series 1998)        return as consistent with the preservation
                                 of capital investing in primarily zero
                                 coupon securities that pay cash income but
                                 are acquired by the Portfolio at substantial
                                 discounts from their values at maturity. The
                                 Zero Coupon Bond Fund Portfolios may not be
                                 appropriate for Policy Owners who do not
                                 plan to have their premiums invested in
                                 shares of the Portfolios for the long term
                                 or until maturity
  Zero Coupon Bond Fund          Seeks to provide as high an investment        TAMIC
  Portfolio (Series 2000)        return as consistent with the preservation
                                 of capital investing in primarily zero
                                 coupon securities that pay cash income but
                                 are acquired by the Portfolio at substantial
                                 discounts from their values at maturity. The
                                 Zero Coupon Bond Fund Portfolios may not be
                                 appropriate for Policy Owners who do not
                                 plan to have their premiums invested in
                                 shares of the Portfolios for the long term
                                 or until maturity
  Zero Coupon Bond Fund          Seeks to provide as high an investment        TAMIC
  Portfolio (Series 2005)        return as consistent with the preservation
                                 of capital investing in primarily zero
                                 coupon securities that pay cash income but
                                 are acquired by the Portfolio at substantial
                                 discounts from their values at maturity. The
                                 Zero Coupon Bond Fund Portfolios may not be
                                 appropriate for Policy Owners who do not
                                 plan to have their premiums invested in
                                 shares of the Portfolios for the long term
                                 or until maturity



INVESTMENT MANAGERS


The Investment Options receive investment management and advisory services from the following investment professionals:


Mutual Management Corp. ("MMC"), formerly know as Smith Barney Mutual Funds Management, Inc., an affiliate of the Company, receives an investment advisory fee from each applicable Investment Option pursuant to the terms of an investment advisory agreement between the Investment Option and MMC. MMC then pays each Sub-Adviser a sub-advisory fee pursuant to the terms of a sub-advisory agreement among the Investment Options, MMC and the sub-advisor. For the Travelers Zero Coupon Bond Fund Portfolios, Travelers Asset Management International Corporation ("TAMIC"), an affiliate of the Company, receives an investment advisory fee pursuant to an agreement between the Portfolios and TAMIC. More detailed information regarding the Investment Options and the investment managers may be found in the current prospectuses for the Investment Options; these prospectuses are included with and must accompany this Prospectus. You are urged to read these documents carefully before investing.



MIXED AND SHARED FUNDING


It is conceivable that in the future it may not be advantageous for Separate Account Three and other variable life insurance or variable annuity separate accounts to invest in the Investment Options simultaneously (called "mixed" and "shared" funding). Although neither the Company nor the Investment Options currently foresees any such disadvantages either to variable life insurance or to variable annuity Policy Owners, the Investment Options' Boards of Directors intends to monitor events to identify any material conflicts between such policy owners and to determine what action, if any, should be taken in response thereto. Conflicts could arise due to changes in the law (such as insurance law or federal tax law) that affect the different variable life insurance and variable annuity separate accounts investing in the Investment Options. They could also arise by reason of differences in voting instructions from the Policy Owners and owners of other variable life insurance policies and variable annuity contracts, or for other reasons.

If an Investment Option's Boards of Directors concludes that separate mutual funds should be established for variable life insurance and variable annuity separate accounts, the Company will bear the attendant expenses, but variable life insurance and variable annuity Policy Owners would no longer have the economies of scale resulting from a larger combined fund. Please consult the prospectuses of the Investment Options for additional information.


                                   THE POLICY

--------------------------------------------------------------------------------


The Policy described in this Prospectus is a variable life insurance policy which is both an insurance product and a security. The Policy has a Death Benefit, Cash Surrender Value and other features traditionally associated with a fixed benefit whole life policy. The Policy is deemed to be "variable" because unlike the fixed benefits of an ordinary whole life insurance contract, the Policy's Cash Value and, under certain circumstances, the Death Benefit may increase or decrease depending on the investment experience of the Investment Option(s) to which the Premium Payment has been allocated.


As an insurance product, the Policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution. There may be differences between the Policy issued and the general policy description contained in this Prospectus because of requirements of the state where your Policy is issued. Any such differences will be included in your Policy.


THE POLICY APPLICATION



Individuals wishing to purchase a Policy must submit an application to the Company. As with traditional insurance contracts, you pay an initial premium, which must be at least $25,000. You may request an increase or decrease in the Stated Amount of the Policy in writing from time to time. (See "Changes in Stated Amount.") No material change in the terms or conditions of the Policy will be made without your consent.



ELIGIBLE PURCHASERS



A person can purchase a Policy to insure the life of another person provided that the Policy Owner has an insurable interest in the life of the Insured, and the Insured consents to such purchase. In most states, any person between the ages of 20 and 80 is eligible to be insured subject to the submission of a Policy application to the Company. In some states, the maximum issue age may be lower. Insurance coverage under a Policy will begin only after the applicant has satisfied all outstanding underwriting delivery requirements, and after the Company has received the Initial Premium. Acceptance of an application is subject to the Company's underwriting rules. The Company reserves the right to reject an application for any lawful reason, provided that such rejection is made in a manner consistent with that with which similarly situated risks are treated and provided that unfair discrimination is avoided.


The Company assigns Insureds to risk classes which determine the current cost of insurance rates used in calculating the cost of insurance charge under the Policy. Policies may be issued on Insureds either in the standard non-smoker or smoker risk class. To the extent permitted by state law, Policies may also be issued on the basis of the sex of the Insured. Policies may also be issued on insureds in a sub-standard underwriting class. (For a discussion of the effect of risk class on the cost of insurance charge, see "Cost of Insurance Charge.")

PAYMENTS MADE UNDER THE POLICY


INITIAL PREMIUM. The Initial Premium is due on or before the Policy Date and is payable in full at the Company's Home Office. The Initial Premium is the guideline single premium for the life insurance coverage provided under the Policy, as determined in accordance with the Internal Revenue Code of 1986, as amended (the "Code"). The minimum Initial Premium is $25,000. Additional Premium Payments may be made under the Policy, as described below. However, if there are any outstanding policy loans, any payment received will be treated first as repayment of loans rather than as an additional Premium Payment.

The Initial Premium purchases a Death Benefit equal to the Policy's Stated Amount (if Option 1 is selected), or to the Policy's Stated Amount plus the Cash Value (if Option 2 is selected). The relationship between the Initial Premium and the Stated Amount depends on the age, sex (where permitted by state law) and risk class of the Insured. Generally, the same Initial Premium will purchase a higher Stated Amount for a younger insured than for an older insured. Likewise, the same Initial Premium will purchase a slightly higher Stated Amount for a female insured than for a male insured of the same age. Also, the same Initial Premium will purchase a higher Stated Amount for a standard Insured than for a substandard Insured. Representative Stated Amounts per dollar of Initial Premium are set forth in Appendix C.

ADDITIONAL PREMIUM PAYMENTS. Although the Policy can operate as a single premium policy, additional Premium Payments may be made under certain circumstances, provided there are no outstanding loans. If there are any outstanding loans, any payment received by the Company will be considered repayment of that debt. The circumstances under which additional Premium Payments can be made under the Policy are as follows:

     1. INCREASES IN STATED AMOUNT -- You may request an increase in Stated Amount at any time. If your request is approved, the Company will require you to make an additional Premium Payment in order for an increase in Stated Amount to become effective. The minimum additional Premium Payment permitted by the Company in connection with an increase in Stated Amount is $1,000. (See "Changes in Stated Amount.")

     2. TO PREVENT LAPSE -- If the Cash Surrender Value on any Deduction Day is insufficient to cover the Monthly Deduction Amount due on that day, then you must make an additional Premium Payment during the Grace Period sufficient to cover the Monthly Deduction Amount in order to prevent lapse. The minimum amount of any payment that may be required to be made in this circumstance will be stated in the notice mailed to you in accordance with the Policy; payments in excess of the amount required to prevent lapse will be considered a payment "at your discretion" and consequently subject to the rules described below. If you do not make a sufficient payment, the Policy will lapse and terminate without value. (See "Policy Lapse and Reinstatement.")


     3. AT YOUR DISCRETION -- Additional Premium Payments may be made at your discretion so long as the payment plus the total of all premiums previously paid does not exceed the maximum premium limitation derived from the guideline premium test for life insurance prescribed by the Code. Because of the test, the maximum premium limitation will ordinarily equal the Initial Premium for a number of years after the Policy has been issued. Therefore, discretionary additional Premium Payments normally will not be permitted during the early years of the Policy. Discretionary additional Premium Payments must be at least $250, and may not be paid on or after the Maturity Date.


Any Additional Premium Payments made under the Policy may be subject to new evidence of insurability. Payments received in excess of any Loan Account Value will be treated as an additional Premium Payment.

ALLOCATION OF PREMIUM PAYMENTS



You specify on the Policy Application how the Initial Premium will be allocated among the Investment Options. You may allocate premium to one or more Investment Options, provided that such allocation is made in whole percentages of 5% or more.


Regardless of the allocation made in the application, during the period between premium receipt and policy issuance (the "Underwriting Period"), the Initial Premium will be held by the Company in a general suspense account established for such purposes. At the time a Policy is issued, the Initial Premium attributable to such Policy will be credited with interest comparable to the effective yield during the Underwriting Period of the Money Market Portfolio (e.g., as if the Policy had been issued and the premium allocated to the Money Market Portfolio on the date the premium was received in good order by the Company), which amount will become the initial Cash Value of the Policy. The Cash Value will then be allocated to the Money Market Portfolio until the expiration of the Right to Cancel Period. At the end of the Right to Cancel Period, the Cash Value in the Money Market Portfolio will be allocated (in whole percentages of 5% or more) among the Investment Options designated on the Policy Application. The number of Accumulation Units to be credited to the Policy once a Premium Payment has been received by the Company will be determined by dividing the amount of Premium Payment applied to each Investment Option by the Accumulation Unit Value of that Investment Option, as computed on the next valuation date following receipt of the payment.

You may change the allocation of Cash Value or any Additional Premiums received on or after the expiration of the Right to Cancel Period among any of the Investment Options then available under the Policy. (See "Transfers of Cash Value.") You should periodically review the allocation of Cash Value in light of market conditions and overall financial planning requirements to ensure that such allocation continues to be consistent with your investment objectives.


RIGHT TO CANCEL PERIOD



A Policy may be returned to the Company for cancellation by mailing or delivering it to the Company or to the agent who sold the Policy within the latest of: (1) 10 days after delivery of the Policy to you; (2) 45 days of completion of the policy application; or (3) 10 days after the Notice of Right to Cancel has been mailed or delivered to you (or later, if state law requires).



Within seven days following the Company's receipt of your request for a refund, the Company will refund the greater of: (1) any premium paid; or (2) the Cash Value of the Policy on the date we receive the returned policy, plus any charges or expenses which may have been deducted less any Loan Account Value. After the Policy is returned, it will be considered as if it were never in effect.



                             CHARGES AND DEDUCTIONS

--------------------------------------------------------------------------------


MONTHLY DEDUCTION AMOUNT


The Company will deduct a Monthly Deduction Amount from the Policy's Cash Value attributable to the Investment Options to cover certain charges and expenses incurred in connection with the Policy. The Monthly Deduction Amount will be deducted pro rata from each of the Investment Options attributable to the Policy on the first day of each Policy Month (the "Deduction Date"), commencing on the Policy Date. The dollar amount of the Deduction Amount may vary from month to month.

The following is a summary of monthly charges and expenses which make up the Monthly Deduction Amount.

COST OF INSURANCE CHARGE



The cost of insurance charge is to cover the Company's expected mortality cost for basic insurance coverage, not including supplemental benefit provisions. The cost of insurance charge is deducted monthly, and is equal to the difference between the Death Benefit (discounted at the rate set forth in the Policy) and the Cash Value (each determined on the Deduction Date) (the "Coverage Amount"), multiplied by a monthly "cost of insurance rate," i.e., a monthly rate charged for each dollar of insurance coverage. The cost of insurance rate varies annually and is based on the attained age, sex (where permitted by state law) and risk class of the Insured.


The cost of insurance rate for standard risks will not exceed those based on the 1980 Commissioners Standard Ordinary Mortality Tables ("1980 Tables"). Substandard risks will have monthly deductions based on cost of insurance rates which may be higher than those set forth in the 1980 Tables. A table of guaranteed cost of insurance rates per $1,000 will be included in each Policy; however, the Company reserves the right to use rates less than those shown in the Policy. Any changes in the cost of insurance rates will be made uniformly for all Insureds in the same class.


Because the Cash Value and, under certain conditions, the Death Benefit may vary from month to month, the cost of insurance charge may also vary on each Deduction Date. In addition, you should note that the cost of insurance charge is based on the difference between the Death Benefit payable under the Policy and the Cash Value. An increase in the Cash Value or a decrease in the Death Benefit would result in a smaller cost of insurance charge assuming that everything else remains the same; while a decrease in the Cash Value or an increase in the Death Benefit would result in a larger cost of insurance charge.


Changes in the Policy's Death Benefit option and in the Stated Amount will affect how the cost of insurance charge is calculated. See "Changes in Death Benefit Option" and "Changes in Stated Amount" for a discussion of the effect of changes in the Stated Amount on the cost of insurance.


STATE PREMIUM TAX CHARGE


Premium tax charges are not deducted at the time that a premium payment is made, although the Company does pay state premium taxes attributable to a particular Policy when those taxes are incurred. To reimburse the Company for the payment of such taxes, during the first ten years following the Policy Date, the Company will deduct a premium tax charge of 0.0166667% from the Policy's Cash Value on each Deduction Date, irrespective of whether additional Premium Payments have been made. If an additional Premium Payment is made during the first ten Policy Years, then after Policy Year 10, the Company will deduct a premium tax charge of 0.0166667% of the portion of the Cash Value attributable to the additional Premium Payment. The portion of the Cash Value attributable to the additional Premium Payment is calculated by dividing (a) by (b), where (a) is the amount of the additional Premium Payment, and (b) is the Policy's Cash Value immediately after receipt of the additional Premium Payment. Each additional Premium Payment made during the first ten Policy Years has a portion of the Cash Value attributable to it, as defined above. These deductions will continue until ten years following the date(s) on which an additional Premium Payment was made. If no additional Premium Payments are made during the first ten Policy Years, deductions for the premium tax charge will not be made after Policy Year 10. The premium tax charge is equivalent to an annual rate of 0.20%.

Premium taxes vary from state to state and currently range from 0.75% to 3.5%. Because there is a range of premium tax rates, you may pay premium tax charges in total that are higher or lower than the premium tax actually assessed in your jurisdiction.


CHARGES FOR SUPPLEMENTAL BENEFIT PROVISIONS


Although there are no supplemental benefits provisions available under the Policy as of the date of this Prospectus, the Company may, at some time in the future, offer supplemental benefits to be purchased under the Policy for an additional charge. If you elect any such supplemental benefits provisions, the Company will include the supplemental benefits charge in the Monthly Deduction Amount. The amount of this charge will vary depending upon the actual supplemental benefits selected.


CHARGES AGAINST THE INVESTMENT OPTIONS OF SEPARATE ACCOUNT THREE


MORTALITY AND EXPENSE RISK CHARGE


A mortality and expense risk charge will be deducted from amounts allocated to each Investment Option to compensate the Company for mortality and expense risks assumed in connection with the Policy. The charge will be deducted daily and equals 0.002466% for each day in the Valuation Period. The annual rate of the charge is 0.90%. The annual rate of the mortality and expense risk charge will be reduced to 0.75% for the current Policy Year if the Average Net Growth Rate is 6.5% or greater during the previous Policy Year. This determination will be made on an annual basis.

The mortality risk assumed is that Insureds may live for a shorter period of time than estimated and, therefore, a greater amount of Death Benefit proceeds than expected will be payable. The expense risk assumed is that expenses incurred in issuing and administering the Policy will be greater than estimated and, therefore, will exceed the administrative expense charge imposed by the Policy. If all money collected by the Company from this charge is not needed to cover the mortality and expense costs, the excess will be contributed to the Company's general account.


ADMINISTRATIVE EXPENSE CHARGE



A charge will be deducted from amounts allocated to each Investment Option to compensate the Company for certain administrative expenses incurred in connection with the Policy. The charge will be deducted daily and equals 0.001096% for each day in a Valuation Period. The annual rate of this charge is 0.40%. The administrative expense charge will compensate the Company for the issuance, underwriting, processing, start-up and ongoing administrative expenses of the Policy and the Separate Account. These expenses include: the cost of processing applications; conducting medical examinations; determining insurability; establishing and maintaining policy and Separate Account records; processing death benefit claims, surrenders, transfers, policy loans and changes; and reporting and overhead costs. The Company has set this charge at a level which is intended to recover no more than the actual expected costs of the administrative services to be provided while the Policies are in force.



INCOME TAXES


Although the Company does not currently incur any charge for income taxes as a result of the operations of the Investment Options, the Company reserves the right to assess a charge for such taxes if it determines that such taxes will be incurred. (See "Federal Tax Considerations.")


INVESTMENT OPTION EXPENSES


Separate Account Three purchases shares of the Investment Options at net asset value. The net asset value of the Investment Option shares reflects investment advisory fees and other expenses already deducted. The investment advisory fees and other expenses applicable to each of the Investment Options are described in the individual Investment Option prospectuses.


SURRENDER CHARGES


A percent of premium surrender charge will be imposed upon full surrenders of the Policy that occur within nine (9) years after the Company has received any Premium Payments under the Policy. For partial surrenders a percentage of amount surrendered will be charged. This charge is intended to cover certain expenses relating to the sale of the Policy, including commissions to registered representatives and other promotional expenses. To the extent that the surrender charges assessed under the Policy are less than the sales commissions paid with respect to the Policy, the Company will pay the shortfall from its general account assets, which will include any profits it may derive from charges imposed under the Policy. (See also "Policy Surrenders and Cash Surrender Value.") Surrenders charges are determined as follows:

       LENGTH OF TIME                   FROM FULL SURRENDERS               PARTIAL SURRENDERS
      PREMIUM PAYMENT                      (% OF PREMIUM)               (% OF AMOUNT SURRENDERED)
-------------------------------------------------------------------------------------------------
         1-2 years                              7.5%                               7.5%
            3-4                                   7%                                 7%
             5                                  6.5%                               6.5%
             6                                    6%                                 6%
             7                                    5%                                 5%
             8                                    4%                                 4%
             9                                    3%                                 3%
   Year 10 and Thereafter                         0%                                 0%

PARTIAL SURRENDERS. The Company will impose a surrender charge equal to a percentage of the amount surrendered for partial surrenders in excess of the free withdrawal amount described below. The surrender charge will be limited so that the total charge for partial surrenders will not exceed the charge that would apply to a full surrender of the Policy.

For purposes of determining the surrender charge percentage that will apply to a partial surrender, surrender charges are calculated on a "last-in, first-out basis." This means that any partial withdrawal in excess of the free withdrawal amount will be taken against premiums in the reverse order in which they were made, if more than one premium was paid under the Policy. Surrender charges will be assessed only against that portion of the partial withdrawal taken from premium payment(s).

FREE WITHDRAWAL ALLOWANCE. The Company will permit partial surrenders of the Policy's earnings in an amount of up to 10% of the Policy's Cash Value each year (beginning with the Second Policy Year) without the imposition of a surrender charge. The amount of Cash Value available for free withdrawal will be determined on the Policy Anniversary on or immediately prior to the date that the partial surrender request is received. The amount of earnings available for withdrawal will be determined on the date the request for such withdrawal is received by the Company.


TRANSFER CHARGE



Although there are currently no charges for transfers among the investment alternatives provided under this Policy, the Company reserves the right to limit the number of transfers to no more than four in any Policy Year (twelve for policies issued in New York), and to charge a reasonable administrative fee (up to $10) for any transfer request in excess of four (twelve for policies issued in New York) in any Policy Year. The Company also reserves the right to assess a processing fee for the Automated Transfer (Dollar Cost Averaging) service. (See "Transfers of Cash Value.")



REDUCTION OR ELIMINATION OF CHARGES


The Company may offer the Policy in arrangements where an employer or trustee will own a group of policies on the lives of certain employees, or in other situations where groups of policies will be purchased at one time. The Company may reduce or eliminate sales charges and administrative charges in such arrangements to reflect the reduced sales expenses and administrative costs expected as a result of sales to a particular group. The Company makes any reductions according to rules in effect when an application for a Policy or additional Premium Payment is approved. While it may change these rules from time to time, reductions in charges will not discriminate unfairly against any person.

                       VALUATION OF THE SEPARATE ACCOUNT

--------------------------------------------------------------------------------


HOW THE CASH VALUE VARIES


The Policy's Cash Value is determined daily. A Policy's Cash Value will vary to reflect a number of factors, including Premium Payments made, partial withdrawals, loans, charges assessed in connection with the Policy, and the investment experience of each Investment Option to which Cash Value is allocated. The Policy's total Cash Value on a Valuation Date equals the Accumulation Unit Value(s) for each applicable Investment Option, plus the Loan Account Value, on that date.

The shares of each Investment Option are purchased by Separate Account Three at net asset value (i.e., without a sales charge). All dividends and capital gains distributions received from an Investment Option are reinvested by Separate Account Three in that Fund's shares at net asset value and will increase the associated Accumulation Unit Value. Investment Option shares will be redeemed by Separate Account Three at their net asset value to the extent necessary to make payments under the Policy.

All valuations made under the Policy (e.g., the determination of Cash Value or Cash Surrender Value, policy loans, and the determination of the number of Accumulation Units to be credited to a Policy), will be determined as of the Valuation Date on which the Company receives the Policy Owner's written request for a transaction under the Policy, or on which the Company is assessing charges under the Policy.


HOW THE INVESTMENT EXPERIENCE IS DETERMINED


The Cash Value is related to the rate of return of the Investment Option(s) to which Premium Payments made under the Policy have been allocated. The Cash Value on any Valuation Date is calculated by multiplying the number of Accumulation Units credited to the Policy for each Investment Option by the corresponding Accumulation Unit Value, then adding the result for each Investment Option credited to the Policy, and adding any value of the Loan Account.


ACCUMULATION UNIT VALUE


The value of an Accumulation Unit for each Investment Option of Separate Account Three (the "Accumulation Unit Value") is established on each Valuation Date. For each Investment Option, the Accumulation Unit Value for a Valuation Period is determined by multiplying the Accumulation Unit Value on the preceding Valuation Period by the Net Investment Factor for the Investment Option during the subsequent Valuation Period.

The Accumulation Unit Value may increase or decrease from Valuation Period to Valuation Period. The number of Accumulation Units credited to your Policy will not change as a result of the investment experience of the Investment Options. The Accumulation Unit Value of the Investment Options reflects the reinvestment of any dividends or capital gains distributions declared by the Investment Option.

NET INVESTMENT FACTOR

For each Investment Option, the value of an Accumulation Unit for each subsequent Valuation Period fluctuates based upon the net rate of return for that period. The Company determines the net rate of return of an Investment Option at the end of each Valuation Period. The net rate of return reflects the investment performance of the Investment Option for the Valuation Period and is net of the charges to Separate Account Three described above.

VALUATION PERIODS AND VALUATION DATES


A Valuation Period is the period commencing at the close of business of the New York Stock Exchange on any Valuation Date and ending at the close of business on the next succeeding Valuation Date. A Valuation Date is each day that the New York Stock Exchange is open for trading.


                            TRANSFERS OF CASH VALUE

--------------------------------------------------------------------------------

As long as the Policy remains in effect, the Policy Owner may transfer all or a portion of the Cash Value (less the Loan Account) among any of the Investment Option(s). Although there are currently no charges, penalties or restrictions on the amount or frequency of transfers between the Investment Options, the Company reserves the right to limit the number of transfers to no more than four in any Policy Year, and to charge a reasonable fee (up to $10) for any transfer request in excess of four per Policy Year.

Some Investment Options have higher investment advisory fees and/or other expenses than others; therefore, a transfer from one Investment Option to another could result in a Policy becoming subject to higher or lower fees and expenses. A transfer between Investment Options has no other effect on the amount or timing of any of the other charges under the Policy.

The number of Accumulation Units credited to the Investment Options involved in the transfer will be adjusted by dividing the amount transferred from or to that Investment Option by the Accumulation Unit Value of that Investment Option. The Accumulation Unit Values will be determined on the Valuation Date on which the Company receives the written request for a transfer.


TELEPHONE TRANSFERS


You may request a transfer of Cash Value either in writing or by telephone. The telephone transfer privilege is available automatically; no special election is necessary for a Policy Owner to have this privilege available. All transfers must be in accordance with the terms of the Policy. Transfer instructions are currently accepted on each Valuation Date between 9:00 a.m. and 4:00 p.m., Eastern time, by calling 1-800-334-4298. Once instructions have been accepted, they may not be rescinded; however, new telephone instructions may be given the following day. The Company will take reasonable steps to ensure that telephone transfer requests are genuine including the use of personal identification numbers. Failure to take such measures may result in the Company being liable for fraudulent transfer requests. If the transfer instructions are not in good order, the Company will not execute the transfer and will promptly notify the caller.


AUTOMATED TRANSFERS


DOLLAR COST AVERAGING


You may establish automated transfers of Cash Value on a monthly basis from any Investment Option to any other Investment Option through a written request or other method acceptable to the Company. You must have a minimum Cash Value of $5,000 allocated to the Investment Option(s) from which the transfers are to be made in order to enroll in the Dollar Cost Averaging Program. The minimum automated transfer amount is $100 per month.

You may start or stop participation in the Dollar Cost Averaging Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the provisions and terms of the Policy, including provisions relating to the transfer of money between Investment Options. The Company reserves the right to suspend or modify automated transfers at any time and to assess a processing fee for this service.

Before transferring any part of the Cash Value, Policy Owners should consider the risks involved in switching between investments available under the Policy. Dollar cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. A potential investor should consider his or her financial ability to continue purchases through periods of low price levels.


AUTOMATIC REBALANCING



You may elect to have the Company periodically reallocate values in your Policy to match your original (or your latest) funding option allocation request.



                                 DEATH BENEFIT

--------------------------------------------------------------------------------


As long as the Policy remains in force, the Policy provides a Death Benefit upon the death of the Insured. The death benefit proceeds will be paid to a named Beneficiary. The amount of the Death Benefit proceeds will be determined on the date on which the Insured's death occurred. The Death Benefit proceeds may be paid in a lump sum or under any optional payment plan.


Death Benefits are payable within seven days of the Company's receipt of satisfactory proof of the Insured's death. To the extent permitted by state law, the amount of Death Benefit actually paid to the Policy beneficiary may be adjusted to reflect any policy loan, suicide by the Insured within two years after the Issue Date of the Policy, any material misstatements in the policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. (See "Assignment.") In addition, if the Insured dies during the Grace Period, the Death Benefit actually paid to the Policy Owner's beneficiary will be reduced by the amount of the Deduction Amount that is due and unpaid, and by the amount of any outstanding Policy Loan. (See "Policy Surrenders and Cash Surrender Value," for the effects of partial cash surrenders on Death Benefits.)

The Policy provides for two Death Benefit options. Under Option 1 (the Level Option), the Death Benefit will be equal to the Policy's Stated Amount or, if greater, a specified multiple of Cash Value determined as of the date of the Insured's death (the "Minimum Amount Insured"). Under Option 2 (the Variable Option), the Death Benefit will be equal to the Policy's Stated Amount plus the Cash Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured. The Minimum Amount Insured is the amount required to qualify the Policy as a life insurance contract under the current federal tax law. Under that law, the Minimum Amount Insured is equal to a stated percentage of the Cash Value of the Policy determined daily. The percentages, which differ according to the attained age of the Insured, are set forth in the Policy and may change as federal income tax laws or regulations change. The percentages used to calculate the Minimum Amount Insured decrease after the Insured is age
40. The following is a schedule of the applicable percentages:



                    % SHALL DECREASE
 ATTAINED AGE     BY A RATABLE PORTION
---------------   FOR EACH FULL YEAR:
MORE   BUT NOT    --------------------
THAN  MORE THAN     FROM         TO
----  ---------   ---------   --------
  0      40          250         250
 40      45          250         215
 45      50          215         185
 50      55          185         150
 55      60          150         130
 60      65          130         120
 65      70          120         115
 70      75          115         105
 75      90          105         105
 90      95          105         100

Federal tax law imposes another cash funding limitation on cash value life insurance policies that, when applicable, may increase the Minimum Amount Insured in excess of the figures shown in the schedule above. (See Appendix B for examples demonstrating the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under the Level and Variable Options of the Policy.)


CHANGES IN DEATH BENEFIT OPTION


You may change the Death Benefit option at any time prior to the Insured's death by sending a written request to the Company. There is no direct consequence of changing a Death Benefit option, except as described under "Modified Endowment Contracts." However, the change could affect future values of the Coverage Amount, and with some Variable Option to Level Option changes involving substantially funded policies, there may be a cash distribution which is included in the gross income of the Policy Owner. The cost of insurance charge, which is based on the Coverage Amount, may be different in the future. A change from the Level Option to the Variable Option will not be permitted if the change would result in a Stated Amount of less than the minimum amount of $25,000. (See "Changes in Stated Amount" below.) Contact your registered representative for more information.


CHANGES IN STATED AMOUNT


A Policy Owner may request in writing that the Stated Amount of the Policy be increased or decreased. An increase may only be requested prior to the earlier of the Insured's attaining age 80 and the date of the Insured's death, and the Stated Amount after any decrease may not be less than the minimum amount of $25,000.

A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is includable in the gross income of the Policy Owner. (See "Federal Tax Considerations.")

For increases in the Stated Amount, the Company will generally require a new application and satisfactory evidence of insurability, as well as an additional Premium Payment. The effective date of any increase will be as shown on the new Policy Summary Page which the Company will send to the Policy Owner. The effective date of any increase in the Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the Policy Owner. There is no additional charge for a decrease in Stated Amount.

For purposes of determining the cost of insurance charge, a decrease in the Stated Amount will reduce the Stated Amount in the following order:

     1) against the most recent increase in the Stated Amount;

     2) to other increases in the reverse order in which they occurred;

     3) to the initial Stated Amount.


MATURITY AND MATURITY EXTENSION BENEFITS


If the Insured is living on the Maturity Date (the anniversary of the Policy Date on which the Insured is age 100), the Company will pay the Policy Owner the Cash Value of the Policy as of the Maturity Date, less any outstanding policy loan, amounts payable to an assignee under a collateral assignment of the Policy, and any Deduction Amount due and unpaid. The Policy Owner must surrender the Policy to the Company before such payment can be made, at which point the Policy will terminate and the Company will have no further obligations under the Policy.

Where permitted by state law, the Policy provides for a Maturity Extension Benefit which effectively allows the Policy Owner to request that coverage be extended beyond the Maturity Date. Such request may only be made during the twelve months following the Insured's attainment of age 99. If the Maturity Extension Benefit is elected, any past due Monthly Deduction Amounts must first be paid in order for the benefit to become effective on the Maturity Date. After the Company receives a request for the Maturity Extension Benefit, the Policy will continue in force until the earlier of the death of the Insured or the date on which the Policy Owner surrenders the Policy for its Cash Surrender Value. On the Maturity Date, the Death Benefit will be the Cash Value less any Loan Account Value and less any Deduction Amounts due but not paid. After the Maturity Date, the Death Benefit will be the Cash Value less any Loan Account Value. The Death Benefit is based on the experience of the Investment Options selected and is variable and is not guaranteed. After the Maturity Date, the Monthly Deduction Amount will no longer be charged against the Cash Value, and additional premiums will not be accepted.

Any loan outstanding need not be extinguished as of the Maturity Date. The loan may be continued into the maturity extension period. New loans may also be initiated during the maturity extension period. Restrictions on loans prior to the maturity date of the contract are still valid.

The Company intends that the Policy and the Maturity Extension Benefit be considered life insurance for tax purposes. The Death Benefit is designed to comply with Section 7702 of the Code, or other equivalent section of the Code. However, the Company does not give tax advice, and cannot guarantee that the Death Benefit and Cash Value will be exempt from any future tax liability. The tax results of any benefits under the Maturity Extension provision depend upon interpretation of the Internal Revenue Code. The Policy Owner should consult his or her own personal tax adviser prior to the exercise of the Maturity Extension Benefit to assess any potential tax liability.


POLICY LAPSE AND REINSTATEMENT



The Policy will remain in effect until the Cash Surrender Value of the Policy is insufficient to cover the Monthly Deduction Amount. If such event occurs, the Company will give written notice to the Policy Owner indicating that if the amount shown in the notice (which will be sufficient to cover the Deduction Amount due) is not paid within 61 days (the "Grace Period"), the Policy will lapse. The Policy will continue through the Grace Period, but if no payment is received, the Policy will terminate without value at the end of the Grace Period. If the Insured dies during the Grace Period, the Death Benefit payable under the Policy will be reduced by the Monthly Deduction Amount due plus the amount of any outstanding loan and any interest accrued thereon. (See "Death Benefit.") If the Policy is surrendered during the Grace Period, the Policy's Cash Surrender Value will be reduced by the Monthly Deduction Amount due. (See "Policy Surrenders and Cash Surrender Value.)"


If the Policy lapses, the Policy Owner may reinstate the Policy upon payment of the reinstatement premium (and any applicable charges) shown in the Policy. A request for reinstatement may be made at any time within three years of lapse (five years for policies issued in Missouri), provided that (1) the Policy was not surrendered for cash; (2) satisfactory evidence of insurability is provided;
(3) all Monthly Deduction Amounts past due are paid; (4) premium at least equal to three Monthly Deduction Amounts is paid; and (5) all Loan Account Value is repaid or restored. The Cash Value of the Policy upon reinstatement will be equal to the amount provided by the premium paid.

The tax consequences of a lapse may not be reversible by a reinstatement. Policy Owners should also refer to "Risks Associated with Loans Taken Against a Variable Life Insurance Policy" to consider the effects of loans on their Policy.


EXCHANGE RIGHTS


Once the Policy is in effect, it may be exchanged at any time during the first 24 months after its issuance for a general account life insurance policy issued by the Company (or an affiliated company, if allowed) on the life of the Insured. Benefits under the new life insurance policy will be as described in that policy. No evidence of insurability will be required. The Policy Owner has the right to select the same Death Benefit or Coverage Amount as the former Policy had at the time of the exchange. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any outstanding policy loan must be repaid before the Company will make an exchange. In addition, there may be an adjustment for the difference in Cash Value between the two policies.


                   POLICY SURRENDERS AND CASH SURRENDER VALUE

--------------------------------------------------------------------------------

RIGHT TO SURRENDER


At any time during the lifetime of the Insured and while the Policy is in force, the Policy Owner may make a written request for a full or partial surrender of the Policy, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable). In the case of full surrenders, the Policy should be returned to the Company. The amount available upon surrender is the Cash Surrender Value (i.e., the Cash Value of the Policy determined as of the Valuation Date on which the Company receives the Policy Owner's written request, less any outstanding policy loan, and less any applicable Surrender Charges). (See "Surrender Charges.")

Upon full or partial surrender, the Company will generally pay the Cash Surrender Value of the Policy within seven days following its receipt of the written request, or on the date requested by the Policy Owner, whichever is later.


FULL SURRENDERS


If the Policy is fully surrendered, the Policy will terminate on the surrender effective date . The Policy must be returned to the Company along with a written release and surrender of all claims under the Policy in a form satisfactory to the Company. The Policy Owner may elect to have the surrender amount paid in a lump sum or under a payment option.


PARTIAL SURRENDERS


The Company will permit partial surrenders of the Cash Value in the Policy at any time during the lifetime of the Insured and while the Policy is in effect. A partial surrender reduces the Policy's Cash Value by the amount of the partial surrender requested, plus the amount of the surrender charge imposed in connection with the partial surrender. The deduction from Cash Value for a partial surrender will be made on a pro rata basis against the Cash Value of each of the Investment Options attributable to the Policy (unless the Policy Owner states otherwise in writing).


In addition to reducing the Cash Value of the Policy, partial cash surrenders will reduce the Death Benefit and may reduce the Stated Amount. The Company may require return of the Policy to record such reduction. After a partial surrender, the remaining Stated Amount must be no less than $25,000. Partial surrenders will not be permitted if they would cause the Policy to fail to qualify as "life insurance" under applicable federal income tax laws. Reductions in Stated Amount will be processed as described under "Changes in Stated Amount."



                                  POLICY LOANS

--------------------------------------------------------------------------------

A Policy Owner may obtain a cash loan from the Company secured by the Policy not to exceed 90% of the Policy's Cash Value minus surrender charges (determined on the day on which the Company receives the written loan request). The Company will make the loan to the Policy Owner within seven days after receipt of the written request. No loan requests may be made for amounts of less than $500 (subject to state law). If there is a loan outstanding at the time a subsequent loan request is made, the amount of the outstanding loan will be added to the new loan request. The amount of the loan will be transferred as of the date the loan is made on a pro rata basis from the Investment Options (unless the Policy Owner states otherwise) to another temporary account (the "Loan Account").

The Company will charge interest on the outstanding amounts of the loan, which interest must be paid in advance by the Policy Owner at the beginning of each Policy Year. Interest not paid when due will be capitalized, and an amount equal to such interest will be transferred to the Loan Account pro rata from the Investment Options. Loans made during the first ten Policy Years will be made at a 2% net cost on principal, and a 1% net cost on earnings. Loans made after the tenth Policy Year will be made at 2% net cost on principal and 0% net cost on earnings. Additionally, loans may be taken at any time at 0% net cost for the purchase of a Travelers long-term care policy, where permitted by state law. For these purposes, "earnings" represents any unloaned Cash Value, minus the total premiums paid under the Policy. Loans will be taken from earnings first, and then from premium. Loans taken against earnings will be charged an interest rate of 4.75% during the first ten Policy Years, and 3.85% for Policy Year 11 and thereafter. Loans taken against principal will be charged an interest rate of 5.65% in all Policy Years. Amounts in the Loan Account will be credited by the Company with a fixed annual rate of return of 4%, and will not be affected by the investment performance of the Investment Options. The rate of return credited to amounts held in the Loan Account will be transferred back to the Investment Options on a pro rata basis after each Policy Year. The Policy's "Loan Account Value" is equal to amounts transferred from the Investment Options to the Loan Account when a loan is taken, plus capitalized loan interest, plus the net rate of return credited to the Loan Account that has not yet been transferred back to the Investment Options. Loan repayments reduce the Loan Account Value, and increase the Cash Value in the Investment Options.

While the Insured is living and the Policy is in effect, loans may be repaid. Loan repayments will be first applied to that portion of the loan comprised of premiums paid. The amount of the repayment will be transferred from the Loan Account and will be allocated among the Investment Options in proportion to the outstanding loan amount associated with each Investment Option.


RISKS ASSOCIATED WITH LOANS TAKEN AGAINST A VARIABLE LIFE INSURANCE POLICY


An outstanding loan amount decreases the Cash Surrender Value. If a loan is not repaid, it permanently decreases the Cash Surrender Value, which could cause the Policy to lapse (see "Policy Lapse and Reinstatement.") For example, if a Policy has a Cash Surrender Value of $100,000, the Policy Owner may take a loan of 90% or $90,000, leaving a new Cash Surrender Value of $10,000 In addition, the Death Benefit actually payable would be decreased because of the outstanding loan. Furthermore, even if the loan is repaid, the Death Benefit and Cash Surrender Value may be permanently affected since the Policy Owner was not credited with the investment experience of an Investment Option on the amount in the Loan Account while the loan was outstanding. All or any part of a loan secured by a Policy may be repaid while the Policy is still in force. Any payment received while there is an outstanding loan on the Policy will be considered a loan repayment rather than an additional Premium Payment. A loan outstanding at the end of the Grace Period cannot be repaid unless the Policy is reinstated. Loans from a modified endowment contract are treated as distributions to the Policy Owner (see "Federal Tax Considerations, Tax Treatment of Policy
Benefits -- Modified Endowment Contracts.")


                                PAYMENT OPTIONS

--------------------------------------------------------------------------------

Proceeds payable upon the death of the Insured or upon surrender of the Policy, and the benefits payable upon maturity, may be paid in a lump sum, or in whole or in part under any of the payment options available under the Policy. Payment of proceeds which exceed the Death Benefit may be deferred for up to six months from the date of the request for the payment. A combination of options may be used. The minimum amount that may be placed under a payment option is $5,000 unless the Company consents to a lesser amount. Proceeds applied under an option will no longer be affected by the investment experience of the Investment Options or Trusts. Once in effect, some of the payment options may not provide any surrender rights.

The following payment options are available under the Policy:

OPTION 1  --   Payments of a Fixed Amount
OPTION 2  --   Payments for a Fixed Period
OPTION 3  --   Amounts Held at Interest
OPTION 4  --   Monthly Life Income
OPTION 5  --   Joint and Survivor Level Amount Monthly Life Income
OPTION 6  --   Joint and Survivor Monthly Life Income -- Two-thirds to
               Survivor
OPTION 7  --   Joint and Last Survivor Monthly Life Income -- Monthly
               Payment Reduces on Death of First Person Named
OPTION 8  --   Other Options

The Company will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $100, the Company may make payments less often. If the Company has declared a higher rate under an option at the date the first payment under an option is due, the Company will base the payments on the higher rate.


                                 OTHER MATTERS

--------------------------------------------------------------------------------


VOTING RIGHTS


VOTING RIGHTS OF THE INVESTMENT OPTIONS. In accordance with its view of present applicable law, the Company will vote the shares of the Investment Options at regular and special meetings of the shareholders of the Investment Options in accordance with instructions from Policy Owners having a voting interest in Separate Account Three. The Company will vote shares for which no instructions have been given or shares which are not otherwise attributable to Policy Owners in the same proportion as it votes shares for which it has received instructions. If the 1940 Act or any rule promulgated thereunder should be amended, however, or if the Company's present interpretation should change and, as a result, the Company determines it is permitted to vote the shares of the Investment Options in its own right, it may elect to do so.

The voting interests of the Policy Owner in the Investment Options will be determined as follows: Policy Owners may cast one vote for each $100 of Cash Value of the Policy allocated to the Investment Option, the assets of which are invested in the particular Investment Option on the record date for the shareholder meeting for that Fund. Fractional votes are counted. If, however, a Policy Owner has taken a loan secured by the Policy, amounts transferred from the Investment Option(s) to the Loan Account in connection with the loan will not be considered in determining the voting interests of the Policy Owner.

Policy Owners should review the prospectuses for the Investment Options to determine matters on which shareholders may vote and the definition of a majority vote required on some matters.

DISREGARD OF VOTING INSTRUCTIONS. When permitted by state insurance regulatory authorities, the Company may disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the investment objective or policies of Separate Account Three or one of the Investment Options, or to approve or disapprove an investment advisory contract of one of the Investment Options. In addition, the Company may disregard voting instructions in favor of changes in the investment policies or the investment adviser of any of the Investment Options which are initiated by a Policy Owner if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or if the Company determines that the change would have an adverse effect on its general account in that the proposed investment policy for an Investment Option may result in overly speculative or unsound investments. Should the Company disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Policy Owners.


REPORTS TO POLICY OWNERS


The Company will maintain all records relating to Separate Account Three and the Investment Options. At least once in each Policy Year, the Company will send to Policy Owners a statement containing the following information: (1) the Stated Amount and the Cash Value of the Policy (indicating the number of Accumulation Units credited to the Policy in each Investment Option and the corresponding Accumulation Unit Value); (2) the date and amount of each Premium Payment; (3) the date and amount of each Monthly Deduction; (4) the amount of any outstanding policy loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account; (5) the date and amount of any partial cash surrenders and the amount of any partial surrender charges; (6) the annualized cost of any supplemental benefits purchased under the Policy; and (7) a reconciliation since the last report of any change in Cash Value and Cash Surrender Value. The Company will also send any other reports required by any applicable state or federal laws or regulations.

Each Policy Owner will also receive semiannual and annual reports containing financial statements for each of the Investment Options in which premium payments are allocated at the time of the report.


LIMIT ON RIGHT TO CONTEST AND SUICIDE EXCLUSION


The Company may not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the Issue Date. If the Policy is reinstated, the two-year period will be measured from the date of reinstatement (subject to state regulation). Each requested increase in Stated Amount is contestable for two years from its effective date.

In addition, if the Insured commits suicide during the two-year period following issue, subject to state law, the Death Benefit will be limited to the premiums paid less the amount of any partial surrender and the amount of any outstanding policy loan. During the two-year period following an increase, the Death Benefit in the case of suicide will be limited to an amount equal to the premium paid for such increase (subject to state law).


MISSTATEMENT AS TO SEX AND AGE


If there has been a misstatement with regard to sex or age in the Policy Application, benefits payable will be adjusted to what the Policy would have provided with the correct information based on the most recent cost of insurance charge. A misstatement with regard to sex or age in a substantially funded Policy may cause a cash distribution that is includable in whole or in part in the gross income of the Policy Owner.

SUSPENSION OF VALUATION

The Company reserves the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange is closed (except holidays or weekends); (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that disposal of the securities held in the Investment Options is not reasonably practicable or it is not reasonably practicable to determine the value of the Investment Options' net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders.


BENEFICIARY


The Applicant names the beneficiary in the application for the Policy. The Policy Owner may change the beneficiary (unless irrevocably named) during the Insured's lifetime, and while the

Policy is in force, by sending a written request to the Company. Any change will be effective from the date the written request was signed. The Company has no responsibility for payments made or actions taken prior to receipt of the written request. If no beneficiary is living when the Insured dies, the Death Benefit will be paid to the Policy Owner, if living; otherwise, the Death Benefit will be paid to the Policy Owner's estate.

The rights of any collateral assignee may affect the interest of the Beneficiary.


ASSIGNMENT


The Policy Owner is specified in the Policy Application. The Policy may be assigned as collateral for a loan or other obligation. The Company is not responsible for any payment made or action taken before receipt of written notice of such assignment, and is not responsible for determining the validity of any assignment. Proof of interest must be filed with any claim under a collateral assignment.


DIVIDENDS


No dividends will be paid under the Policy.


                           FEDERAL TAX CONSIDERATIONS

--------------------------------------------------------------------------------

GENERAL


The following is a general discussion of the federal income tax considerations relating to the Policies. This discussion is based upon the Company's understanding of the federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). These laws are complex, and tax results may vary among individuals. A person contemplating the purchase of or the exercise of elections under a Policy should seek competent tax advice.

IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL TAX CONSIDERATIONS WHICH MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX ADVISOR SHOULD BE CONSULTED.

THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF ANY POLICY AND THE FOLLOWING TAX DISCUSSION IS BASED ON THE COMPANY'S UNDERSTANDING OF FEDERAL INCOME TAX LAWS AS THEY ARE CURRENTLY INTERPRETED. THE COMPANY CANNOT GUARANTEE THAT THOSE LAWS OR INTERPRETATIONS WILL REMAIN UNCHANGED.


TAX STATUS OF THE POLICY



DEFINITION OF LIFE INSURANCE


Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. Guidance as to how Section 7702 is to be applied, however, is limited. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, and while proposed regulations and other limited, interim guidance has been issued, final regulations have not been adopted. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702) that such a Policy should meet the Section 7702 definition of a life insurance contract. There is less guidance on the application of the rules with respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk). Thus, it is not clear whether such a

Policy would satisfy Section 7702, particularly if the Policy Owner pays the full amount of premiums permitted under the Policy.

The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.


DIVERSIFICATION


Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. Separate Account Three, through the Investment Options, intends to comply with these requirements. Although the Company does not control the Investment Options, it intends to monitor the investments of the Investment Options to ensure compliance with the diversification requirements prescribed by the Treasury Department.


INVESTOR CONTROL


In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contract. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income each year. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policy Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the policy owners received the desired tax benefits because they were not treated as owning the separate account assets. For example, a Policy Owner of this Policy has additional flexibility in allocating payments and cash values. These differences could result in the Policy Owner being treated as the owner of the assets of Separate Account Three. In addition, the Company does not know what standard will be set forth in the regulations or rulings which the Treasury is expected to issue, nor does the Company know if such guidance will be issued. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the owner of a pro rata share of the assets of Separate Account Three.

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.


TAX TREATMENT OF POLICY BENEFITS



IN GENERAL


The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes.

Thus, the Death Benefit under the Policy should be excludable from the gross income of the Beneficiary.

In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution. The tax consequences of distribution from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract." However, whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit Option, a Policy loan, a partial withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. Therefore, it is important to check with a tax adviser prior to the purchase of a policy.


MODIFIED ENDOWMENT CONTRACTS


In light of Policy premium requirements, a Policy will, in almost all cases, be a modified endowment contract. (See, however, the discussion below on a Policy issued in exchange for another life insurance contract.)

Loans and partial withdrawals from, as well as collateral assignments of, Policies that are modified endowment contracts will be treated as distributions to the Policy Owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from these Policies will be included in gross income on an income-first basis to the extent of any income in the Policy (the cash value less the Policy Owner's investment in the Policy) immediately before the distribution.

The law also imposes a 10% penalty tax on pre-death distributions (including loans, collateral assignments, partial withdrawals and complete surrenders) from modified endowment contracts to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age
59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Furthermore, if the loan interest is capitalized by adding the amount due to the balance of the loan, the amount of the capitalized interest will be treated as an additional distribution subject to income tax as well as the 10% penalty tax, if applicable, to the extent of income in the Policy.


EXCHANGES


Any Policy issued in exchange for a modified endowment contract will be subject to the tax treatment accorded to modified endowment contracts. However, the Company believes that any Policy received in exchange for a life insurance contract that is not a modified endowment contract will generally not be treated as a modified endowment contract if the face amount of the Policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. A prospective purchaser should consult a qualified tax advisor before authorizing the exchange of his or her current life insurance contract for a Policy.


AGGREGATION OF MODIFIED ENDOWMENT CONTRACTS


In the case of a pre-death distribution (including a loan, partial withdrawal, collateral assignment or complete surrender) from a Policy that is treated as a modified endowment contract, a special aggregation requirement may apply for purposes of determining the amount of the income on the Policy. Specifically, if the Company or any of its affiliates issues to the same Policy Owner more than one modified endowment contract within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income on the Policy for all those Policies will be aggregated and attributed to that distribution.


POLICIES WHICH ARE NOT MODIFIED ENDOWMENT CONTRACTS


Unlike loans from modified endowment contracts, a loan from a Policy that is not a modified endowment contract will be considered indebtedness of the owner and no part of a loan will constitute income to the owner. However, the treatment of loans taken on earnings after the tenth Policy Year, or of loans taken to acquire a Travelers long-term care policy is unclear; such loans might be considered a withdrawal instead of indebtedness for federal tax purposes.

Pre-death distributions from a Policy that is not a modified endowment contract will generally not be included in gross income to the extent that the amount received does not exceed the Policy Owner's investment in the Policy. (An exception to this general rule may occur in the case of a decrease or change that reduces the benefits provided under a Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Policy Owner. Such a cash distribution may be taxed in whole or in part as ordinary income to the extent of any gain in the Policy.) Further, the 10% penalty tax on pre-death distributions does not apply to Policies that are not modified endowment contracts.

Certain changes to Policies that are not modified endowment contracts may cause such Policies to be treated as modified endowment contracts. A Policy Owner should therefore consult a tax advisor before effecting any change to a Policy that is not a modified endowment contract.


TREATMENT OF LOAN INTEREST


If there is any borrowing against the Policy, the interest paid on loans may not be tax deductible.


                           THE COMPANY'S INCOME TAXES

--------------------------------------------------------------------------------

The Company currently makes no charge to Separate Account Three for any federal, state or local taxes that it incurs that may be attributable to Separate Account Three or to the Policies. The Company reserves the right, however, to make a charge for any tax or other economic burden responsibility from the application of tax laws that it determines to be properly attributable to Separate Account Three or to the Policies.


                              YEAR 2000 COMPLIANCE

--------------------------------------------------------------------------------


Generally, computer programs were designed without considering the impact of the upcoming change in the century. As a result, software and computer systems may need to be upgraded or replaced in order to comply with "Year 2000" requirements. If not corrected, these computer applications could fail or create erroneous results by or at the Year 2000. The business, financial condition, and result of operations of a company could be materially and adversely affected by the failure of its systems and applications (or those either provided or operated by third-parties) to properly operate or manage dates beyond the year 1999.



The Company has investigated the nature and extent of the work required for our computer systems to process beyond the turn of the century, and has made progress toward achieving this goal, including upgrading and/or replacing existing systems. We are confirming with our service providers that they are also in the process of replacing or modifying their systems with the same goal. We expect that our principal systems will be Year 2000 compliant by early 1999. While these efforts involve substantial costs, we closely monitor associated costs and continue to evaluate associated risks based on actual expenses. While it is likely that these efforts will be successful, if necessary modifications and conversions are not completed in a timely manner, the Year 2000 requirements could have a material adverse effect on certain operations of the Company.



                                             MANAGEMENT
--------------------------------------------------------------------------------


DIRECTORS OF THE TRAVELERS INSURANCE COMPANY

The following are the Directors and Executive Officers of The Travelers Insurance Company. Unless otherwise indicated, the principal business address for all individuals is the Company's Home Office at One Tower Square, Hartford, Connecticut 06183. References to Travelers Group Inc. include, prior to December 31, 1993, Primerica Corporation or its predecessors.


                                 DIRECTOR
       NAME AND POSITION          SINCE                       PRINCIPAL BUSINESS
       -----------------         --------                     ------------------
Jay S. Benet...................    1996     Senior Vice President since February 1994 and Vice
Director                                    President (1990-1994) of The Travelers Insurance
                                            Company; Partner (1986-1990) of Coopers & Lybrand.
Ian R. Stuart..................    1996     Senior Vice President since November, 1996, Chief
Director                                    Financial Officer; Chief Accounting Officer and
                                            Controller (1991-1996) Vice President since March 1991
                                            of The Travelers Insurance Company.
Katherine M. Sullivan..........    1996     Senior Vice President and General Counsel since May
Director                                    1996 of The Travelers Insurance Company; Senior Vice
                                            President and General Counsel (1994-1996) Connecticut
                                            Mutual; Special Counsel & Chief of Staff (1988-1994)
                                            Aetna Life & Casualty.
George C. Kokulis..............    1996     Senior Vice President since September 1995, Vice
Director                                    President (1993-1995) of The Travelers Insurance
                                            Company.
Michael A. Carpenter...........    1995     Chairman since June 1996 and President and Chief
Director                                    Executive Officer since June 1995 of The Travelers
                                            Insurance Company; Vice Chairman since February 1998;
                                            Executive Vice President (1995-1998) of Travelers Group
                                            Inc.; Chairman, President and Chief Executive Officer
                                            (1989-1994), Kidder Peabody Group Inc.
Robert I. Lipp.................    1992     Chairman, President and Chief Executive Officer since
Director                                    April 1996 of Travelers/Aetna Property Casualty Corp.;
                                            Chief Executive Officer and Director since December
                                            1993 of The Travelers Insurance Group Inc.; Vice
                                            Chairman and Director of Travelers Group Inc. since
                                            1991; Chairman and Chief Executive Officer of
                                            Commercial Credit Company (1991-1993); Executive Vice
                                            President (1986-1991), Primerica Corporation.
Marc P. Weill..................    1994     Senior Vice President-Investments since 1993 and Chief
Director                                    Investment Officer since 1995 of The Travelers
                                            Insurance Group Inc.; Senior Vice President and Chief
                                            Investment Officer of Travelers Group Inc. since 1992;
                                            Vice President (1990-1992), Primerica Corporation; Vice
                                            President (1989-1990), Smith Barney Inc.

               SENIOR OFFICERS OF THE TRAVELERS INSURANCE COMPANY

--------------------------------------------------------------------------------

The following are the Senior Officers of The Travelers Insurance Company, other than the Directors listed above, as of the date of this Prospectus. Unless otherwise indicated, the principal business address for all individuals listed is One Tower Square, Hartford, Connecticut 06183.


                            NAME                              POSITION WITH INSURANCE COMPANY
                            ----                              -------------------------------
Stuart Baritz...............................................  Senior Vice President
Barry Jacobson..............................................  Senior Vice President
Russell H. Johnson..........................................  Senior Vice President
Warren H. May...............................................  Senior Vice President
Jay S. Fishman..............................................  Senior Vice President
David A. Tyson..............................................  Senior Vice President
F. Denney Voss..............................................  Senior Vice President
Elizabeth C. Georgakopoulos.................................  Senior Vice President
Christine M. Modie..........................................  Senior Vice President


Information relating to the management of the Investment Options is contained in the Investment Option prospectuses.

                  SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS
--------------------------------------------------------------------------------

The assets of Separate Account Three are held by the Company and are kept physically segregated and held separate and apart from the Company's general account. The Company maintains records of all of Separate Account Three's purchases and redemptions of shares of the Investment Options.

                           DISTRIBUTION OF THE POLICY
--------------------------------------------------------------------------------

The Company intends to sell the Policy in all jurisdictions where it is licensed to do business and where the Policy is approved.


Policies may be purchased from agents who are licensed by state insurance authorities to sell variable life insurance policies issued by the Company, and who are also registered representatives of broker-dealers which have Selling Agreements with Tower Square Securities, Inc. ("Tower Square"). Tower Square, whose principal business address is One Tower Square, Hartford, Connecticut, serves as the principal underwriter for the Policies. Tower Square is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Tower Square is an affiliate of the Company and an indirect wholly owned subsidiary of Travelers Group Inc., and serves as principal underwriter pursuant to an Underwriting Agreement to which Separate Account Three, the Company, and Tower Square are parties. No amounts have been or will be retained by Tower Square for acting as principal underwriter for the Policies. It is currently anticipated that Travelers Distribution Company, an affiliated broker dealer, may become the principle underwriter during 1998.


Agents will be compensated for sales of the Policies on a commission and service fee basis. The maximum sales commissions to be paid under the Policy will be 6.5% of premiums. In addition, certain production, persistency and managerial bonuses may be paid.

                         LEGAL PROCEEDINGS AND OPINION
--------------------------------------------------------------------------------


There are no pending material legal proceedings affecting the Separate Account. There is one material pending legal proceeding, other than ordinary routine litigation incidental to the business, to which the Company is a party. In March 1997, a purported class action entitled Patterman v. The Travelers, Inc. was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. In April 1997, the lawsuit was removed to the U.S. District Court for the Southern District of Georgia, and in October, 1997, the lawsuit was remanded to the Superior Court of Richmond County. Later in October 1997, the defendants, including the Company, answered the complaint, denied liability and asserted numerous affirmative defenses. In February 1998, the Superior Court of Richmond County transferred the lawsuit to the Superior Court of Gwinnett County, Georgia, and certified the transfer order for immediate appellate review. Also in February 1998, plaintiffs served an application for appellate review of the transfer order; defendants subsequently opposed that application; and later in February 1998, the Court of Appeals of the State of Georgia granted plaintiffs' application for appellate review. Pending appeal proceedings in the trial court have been stayed. The Company intends to vigorously contest the litigation.



Legal matters in connection with federal laws and regulations affecting the issue and sale of the Policy described in this Prospectus and the organization of the Company, its authority to issue the Policy under Connecticut law and the validity of the forms of the Policy under Connecticut law have been passed on by the General Counsel of the Company.



                             REGISTRATION STATEMENT

--------------------------------------------------------------------------------


A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. This Prospectus does not contain all information set forth in the Registration Statement, its amendments and exhibits, to which reference is made for further information concerning Separate Account Three, the Company and the Policy. You may access the SEC's website (http://www.sec.gov) to view the entire Registration Statement.



                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------


Financial statements as of and for the year ended December 31, 1997 of Separate Account Three, included in the registration statement, have been incorporated herein in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.



The consolidated financial statements of The Travelers Insurance Company and Subsidiaries as of December 31, 1997 and 1996 and for each of the years in the three-year period ended December 31, 1997 have been included herein and in the registration statements in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.



                                 ILLUSTRATIONS

--------------------------------------------------------------------------------

The following pages are intended to illustrate hypothetically how the Cash Value, Cash Surrender Value and Death Benefit can change over time for Policies issued to a 45-year old male. The difference between the Cash Value and the Cash Surrender Value in these illustrations reflects the Surrender Charge that would be incurred upon a full surrender of the Policy.

Two pages of values are shown for each Death Benefit Option (Level and Variable). One page illustrates the assumption that the maximum Guaranteed Cost of Insurance Rates allowable under the Policy are charged in all years. The other page illustrates the assumption that the current scale of Cost of Insurance Rates are charged in all years. The Cost of Insurance Rates charged vary by age, sex (where permitted by state law) and underwriting classification. The illustrations also reflect a monthly deduction of 0.016667% for the first ten years following the Initial Premium for premium taxes.


The values shown in these illustrations vary according to assumptions used for charges, and gross rates of investment returns. The charges consist of 0.90% for mortality and expense risks, 0.40% for administrative expenses, and 0.79% for Investment Option expenses. The 12% illustration will assume that the mortality and expense risk charge has been reduced to 0.75% in the second policy year and thereafter. The charge for Investment Option expenses reflected in the illustrations assumes that Cash Value is allocated equally among all Investment Options and that no Policy Loans are outstanding, and is an average of the investment advisory fees and other expenses charged by each of the Investment Options during 1997. After deduction of these amounts, the illustrated gross annual investment rates of return of 0% and 6% correspond to approximate net annual rates of -2.09% and 3.91%, respectively. The illustrated gross annual investment rate of return of 12% corresponds to an approximate net annual rate of return of 9.91% in the first Policy Year, and 10.06% thereafter. The actual charges under a Policy for expenses of the Investment Options will depend on the actual allocation of Cash Value and may be higher or lower than those illustrated.


As stated above, the examples illustrate values that would result based upon hypothetical uniform gross investment rates of return of 0%, 6% and 12%. The values would be different from those shown if the gross rates averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages.

The illustrations also assume that premiums are paid as indicated, no policy loans are made, no increases or decreases to the Stated Amount are requested, no partial surrenders are made, and no charges for transfers between funds are incurred.

The illustrations do not reflect any charges for federal income taxes against Separate Account Three, since the Company is not currently deducting such charges from Separate Account Three. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Cash Values and Cash Surrender Values illustrated.

The second column of each Illustration shows the amount that would accumulate if an amount equal to the Premium Payment was invested to earn interest (after taxes) at 5%, compounded annually.


Upon request, the Company will provide a comparable personalized illustration based upon the proposed Insured's age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show average fund expenses or, if requested, actual fund expenses. The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                                  VINTAGE LIFE
             MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
               ILLUSTRATED WITH CURRENT COST OF INSURANCE CHARGES



Male, Issue Age 45                        Face Amount: $106,918


Non-Smoker                                Single Premium: $25,000



        TOTAL
       PREMIUMS          DEATH BENEFIT                 CASH VALUE             CASH SURRENDER VALUE
       WITH 5%    ---------------------------   -------------------------   -------------------------
YEAR   INTEREST     0%        6%        12%       0%       6%       12%       0%       6%       12%
----   --------   -------   -------   -------   ------   ------   -------   ------   ------   -------
  1     26,250    106,918   106,918   106,918   24,194   25,686    27,177   22,319   23,811    25,302
  2     27,563    106,918   106,918   106,918   23,385   26,379    29,593   21,510   24,504    27,718
  3     28,941    106,918   106,918   106,918   22,571   27,080    32,235   20,821   25,330    30,485
  4     30,388    106,918   106,918   106,918   21,751   27,787    35,126   20,001   26,037    33,376
  5     31,907    106,918   106,918   106,918   20,921   28,500    38,291   19,296   26,875    36,666
  6     33,502    106,918   106,918   106,918   20,078   29,215    41,757   18,578   27,715    40,257
  7     35,178    106,918   106,918   106,918   19,218   29,929    45,555   17,968   28,679    44,305
  8     36,936    106,918   106,918   106,918   18,336   30,640    49,720   17,336   29,640    48,720
  9     38,783    106,918   106,918   106,918   17,435   31,349    54,295   16,685   30,599    53,545
 10     40,722    106,918   106,918   106,918   16,502   32,048    59,319   16,502   32,048    59,319
 15     51,973    106,918   106,918   126,106   11,560   35,849    94,109   11,560   35,849    94,109
 20     66,332    106,918   106,918   182,778    5,096   39,140   149,818    5,096   39,140   149,818



These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representations can be made that these rates of return can be achieved for any one year or sustained over a period of time.

                                  VINTAGE LIFE
             MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
             ILLUSTRATED WITH GUARANTEED COST OF INSURANCE CHARGES



Male, Issue Age 45                        Face Amount: $106,918


Non-Smoker                                Single Premium: $25,000



        TOTAL
       PREMIUMS          DEATH BENEFIT                 CASH VALUE             CASH SURRENDER VALUE
       WITH 5%    ---------------------------   -------------------------   -------------------------
YEAR   INTEREST     0%        6%        12%       0%       6%       12%       0%       6%       12%
----   --------   -------   -------   -------   ------   ------   -------   ------   ------   -------
  1     26,250    106,918   106,918   106,918   24,044   25,532    27,020   22,169   23,657    25,145
  2     27,563    106,918   106,918   106,918   23,074   26,054    29,254   21,199   24,179    27,379
  3     28,941    106,918   106,918   106,918   22,086   26,564    31,687   20,336   24,814    29,937
  4     30,388    106,918   106,918   106,918   21,079   27,060    34,340   19,329   25,310    32,590
  5     31,907    106,918   106,918   106,918   20,046   27,537    37,235   18,421   25,912    35,610
  6     33,502    106,918   106,918   106,918   18,984   27,991    40,396   17,484   26,491    38,896
  7     35,178    106,918   106,918   106,918   17,883   28,415    43,850   16,633   27,165    42,600
  8     36,936    106,918   106,918   106,918   16,737   28,801    47,627   15,737   27,801    46,627
  9     38,783    106,918   106,918   106,918   15,535   29,141    51,761   14,785   28,391    51,011
 10     40,722    106,918   106,918   106,918   14,269   29,426    56,295   14,269   29,426    56,295
 15     51,973    106,918   106,918   117,630    6,799   30,094    87,784    6,799   30,094    87,784
 20     66,332          0*  106,918   168,524        0*  27,743   138,134        0*  27,743   138,134



These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representations can be made that these rates of return can be achieved for any one year or sustained over a period of time.



* Insufficient cash value would be developed to continue the contract without additional premium payments.

                                  VINTAGE LIFE
             MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         VARIABLE DEATH BENEFIT OPTION
               ILLUSTRATED WITH CURRENT COST OF INSURANCE CHARGES



Male, Issue Age 45                        Face Amount: $106,918


Non-Smoker                                Single Premium: $25,000



        TOTAL
       PREMIUMS          DEATH BENEFIT                 CASH VALUE             CASH SURRENDER VALUE
       WITH 5%    ---------------------------   -------------------------   -------------------------
YEAR   INTEREST     0%        6%        12%       0%       6%       12%       0%       6%       12%
----   --------   -------   -------   -------   ------   ------   -------   ------   ------   -------
  1     26,250    131,042   132,529   134,016   24,124   25,611    27,098   22,249   23,736    25,223
  2     27,563    130,161   133,137   136,331   23,243   26,219    29,413   21,368   24,344    27,538
  3     28,941    129,274   133,740   138,846   22,356   26,822    31,928   20,606   25,072    30,178
  4     30,388    128,378   134,335   141,578   21,460   27,417    34,660   19,710   25,667    32,910
  5     31,907    127,471   134,921   144,545   20,553   28,003    37,627   18,928   26,378    36,002
  6     33,502    126,550   135,491   147,766   19,632   28,573    40,848   18,132   27,073    39,348
  7     35,178    125,610   136,042   151,262   18,692   29,124    44,344   17,442   27,874    43,094
  8     36,936    124,645   136,565   155,053   17,727   29,647    48,135   16,727   28,647    47,135
  9     38,783    123,661   137,064   159,172   16,743   30,146    52,254   15,993   29,396    51,504
 10     40,722    122,642   137,524   163,636   15,724   30,606    56,718   15,724   30,606    56,718
 15     51,973    117,285   139,631   193,467   10,367   32,713    86,549   10,367   32,713    86,549
 20     66,332    110,500   139,926   239,042    3,582   33,008   132,124    3,582   33,008   132,124



These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representations can be made that these rates of return can be achieved for any one year or sustained over a period of time.

                                  VINTAGE LIFE
             MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         VARIABLE DEATH BENEFIT OPTION
             ILLUSTRATED WITH GUARANTEED COST OF INSURANCE CHARGES


Male, Issue Age 45                        Face Amount: $106,918


Non-Smoker                                Single Premium: $25,000



        TOTAL
       PREMIUMS          DEATH BENEFIT                 CASH VALUE             CASH SURRENDER VALUE
       WITH 5%    ---------------------------   -------------------------   -------------------------
YEAR   INTEREST     0%        6%        12%       0%       6%       12%       0%       6%       12%
----   --------   -------   -------   -------   ------   ------   -------   ------   ------   -------
  1     26,250    130,847   132,328   133,809   23,929   25,410    26,891   22,054   23,535    25,016
  2     27,563    129,760   132,711   135,879   22,842   25,793    28,961   20,967   23,918    27,086
  3     28,941    128,654   133,063   138,107   21,736   26,145    31,189   19,986   24,395    29,439
  4     30,388    127,527   133,380   140,504   20,609   26,462    33,586   18,859   24,712    31,836
  5     31,907    126,374   133,655   143,082   19,456   26,737    36,164   17,831   25,112    34,539
  6     33,502    125,190   133,881   145,852   18,272   26,963    38,934   16,772   25,463    37,434
  7     35,178    123,966   134,047   148,824   17,048   27,129    41,906   15,798   25,879    40,656
  8     36,936    122,696   134,142   152,009   15,778   27,224    45,091   14,778   26,224    44,091
  9     38,783    121,370   134,153   155,417   14,452   27,235    48,499   13,702   26,485    47,749
 10     40,722    119,981   134,067   159,061   13,063   27,149    52,143   13,063   27,149    52,143
 15     51,973    111,981   132,095   182,216    5,063   25,177    75,298    5,063   25,177    75,298
 20     66,332          0*  125,430   214,680        0*  18,512   107,762        0*  18,512   107,762



These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representations can be made that these rates of return can be achieved for any one year or sustained over a period of time.



* Insufficient cash value would be developed to continue the contract without additional premium payments.

                                   APPENDIX A
                            PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, Separate Account Three's Investment Options may show the percentage change in the value of an Accumulation Unit based on the performance of the Investment Option over a period of time, determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit Value at the beginning of the period. Separate Account Three commenced operations on September 5, 1995. All Investment Options of Separate Account Three invest in Investment Options that were in existence prior to the date on which the Investment Options became available under the Policy. Average annual rates of return include periods prior to the inception of the Investment Option, and are calculated by adjusting the actual returns of the Investment Options to reflect the charges that would have been assessed under the Investment Options had the Investment Option been available under Separate Account Three during the period shown.

The following performance information represents the percentage change in the value of an Accumulation Unit of the Investment Options for the periods indicated, and reflects all expenses of the Investment Options, as well as the 0.90% mortality and expense risk charge and the 0.40% administrative expense charge assessed against the Investment Options. The rates of return do not reflect surrender charges or Monthly Deduction Amounts (which are depicted in the Example following the Rates of Return), nor do they reflect a reduction in mortality and expense risk charges which may apply under certain circumstances. For information about the Charges assessed under the Policy, see "Charges and Deductions." For illustrations of how these charges affect Cash Values and Death Benefits, see "Illustrations."


                   AVERAGE RATES OF RETURN (SINCE INCEPTION)
                      FOR PERIODS ENDED DECEMBER 31, 1997



                   INVESTMENT OPTION                         ONE YEAR      INCEPTION DATE
                   -----------------                         --------      --------------
Smith Barney Large Cap Value Portfolio..................      25.03%           6/20/94
Alliance Growth Portfolio...............................      27.40%           6/20/94
Van Kampen American Capital Enterprise Portfolio........      26.98%           6/21/94
Smith Barney International Equity Portfolio.............       1.38%           6/20/94
TBC Managed Income Portfolio............................       8.32%           6/28/94
Putnam Diversified Income Portfolio.....................       6.31%           6/20/94
Smith Barney High Income Portfolio......................      12.40%           6/22/94
MFS Total Return Portfolio..............................      19.65%           6/20/94
Smith Barney Money Market Portfolio.....................       3.74%           6/20/94
AIM Capital Appreciation Portfolio......................      10.72%          10/10/95
Total Return Portfolio..................................      15.35%          11/21/94
Zero Coupon Bond Fund Portfolio 1998....................       4.61%          10/11/95
Zero Coupon Bond Fund Portfolio 2000....................       5.66%          10/11/95
Zero Coupon Bond Fund Portfolio 2005....................      10.03%          10/11/95
MFS Emerging Growth Portfolio...........................     --                8/30/96
Concert Select High Growth Portfolio....................     --                 2/5/97
Concert Select Growth Portfolio.........................     --                 2/5/97
Concert Select Balanced Portfolio.......................     --                 2/5/97
Concert Select Conservative Portfolio...................     --                 2/5/97
Concert Select Income Portfolio.........................     --                 2/5/97

                           EXAMPLE OF POLICY CHARGES
--------------------------------------------------------------------------------

The following chart illustrates the surrender charges and Monthly Deduction Amounts (including the Cost of Insurance charges and the deduction for premium tax) that would apply under a Policy based on the assumptions listed below. Surrender charges and Monthly Deduction Amounts generally will be higher for an Insured who is older than the assumed Insured, and lower for an Insured who is younger (assuming the Insureds have the same risk classification). Cost of insurance rates increase each year as the Insured becomes a year older.

Male, Age 35, Non-Smoker                                      Face Amount: $167,193
$25,000 Single Premium                                        Level Death Benefit Option
Hypothetical Gross Annual Investment Rate of Return:          10%* Current Charges

                                          MONTHLY DEDUCTION AMOUNTS
                      SURRENDER CHARGE   ---------------------------
POLICY   CUMULATIVE     AS % OF CUM.     COST OF INSURANCE   PREMIUM
 YEAR     PREMIUMS         PREM.              CHARGES          TAX
------   ----------   ----------------   -----------------   -------
   1      $25,000           7.5%              $214.78        $51.55
   2      $25,000           7.5%              $222.97        $55.11
   3      $25,000           7.0%              $232.58        $58.98
   5      $25,000           6.5%              $255.05        $67.60
  10      $25,000             0%              $323.22        $95.26

* Hypothetical investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. Hypothetical investment results may be different from those shown if the actual rates of return averaged 10%, but fluctuated above or below that average for individual policy years. No representations can be made that the hypothetical rates assumed can be achieved for any one year or sustained over any period of time.

                                   APPENDIX B
                             DEATH BENEFIT EXAMPLES
--------------------------------------------------------------------------------

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under the Level and Variable Death Benefit Options available under the Policy. Both sets of examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Cash Value (in accordance with the table on page 25 of this Prospectus), and no outstanding policy loans.

OPTION 1 -- LEVEL DEATH BENEFIT

Under a "Level" Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $25,000. Since the Policy is designed to qualify as a life insurance contract, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $8,000, the Minimum Amount Insured would be $20,000 ($8,000 x 250%). If the Death Benefit in the Policy is the greater of the Stated Amount ($25,000) or the Minimum Amount Insured ($20,000), then the Death Benefit would be $25,000.

EXAMPLE TWO. If the Cash Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($25,000) or the Minimum Amount Insured ($100,000).

EXAMPLE THREE. If the Insured is age 41, and the Cash Value of the Policy equals $44,000, the Minimum Amount Insured would be $106,920 ($44,000 x 243%) (243% is the applicable percentage for a 41-year old insured). The Death Benefit would be equal to $106,920 which is the greater of the Stated Amount ($25,000) and the Minimum Amount Insured ($106,920).

EXAMPLE FOUR. The Death Benefit may also increase or decrease with the investment experience of the applicable Underlying Funds to the extent the Minimum Amount Insured exceeds the Stated Amount. Consequently, if the 41-year old Insured has a Cash Value equal to $35,000 instead of $44,000, the Death Benefit would be $85,050 ($35,000 x 243%).

OPTION 2 -- VARIABLE DEATH BENEFIT

Under a "Variable" Death Benefit, the Death Benefit under the Policy will vary with the investment experience of the Investment Option(s) to which Premium Payments are allocated under the Policy. The Variable Death Benefit will generally be equal to the Stated Amount ($25,000) plus the Cash Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($35,000) would be equal to the Stated Amount ($25,000) plus the Cash Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Cash Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Cash Value ($25,000 + $60,000 = $85,000).

EXAMPLE THREE. If the Insured is age 41, and the Cash Value of the Policy equals $65,000, the Minimum Amount Insured would be $157,950 ($65,000 x 243%) (243% is the applicable percentage for a 41-year old insured). The resulting Death Benefit under the Policy would be equal to $157,950 because the Minimum Amount Insured ($157,950) is greater than the Stated Amount plus the Cash Value ($25,000 + $65,000 = $90,000).

As long as the Policy remains in effect, the Company guarantees that the Death Benefit under either option will not be less than the current Stated Amount of the Policy less any outstanding policy loan, Deduction Amount due but unpaid, and any amount payable pursuant to a collateral assignment of the Policy. The Death Benefit under either option may vary with the Cash Value of the Policy. Under Option 1, the Death Benefit equals the Stated Amount and will vary only when the Minimum Amount Insured exceeds the Stated Amount of the Policy. Under Option 2, the Death Benefit equals the greater of the Stated Amount plus the Cash Value, and the Minimum Amount Insured.

                                   APPENDIX C
                         REPRESENTATIVE STATED AMOUNTS
--------------------------------------------------------------------------------

The following table represents the Single Premium Factors for the determination of the Stated Amount per dollar of Gross Premium, varying by Male and Female (applicable to standard lives).

            MALE                          FEMALE
----------------------------   ----------------------------
AGE   SP FAC    AGE  SP FAC    AGE   SP FAC    AGE  SP FAC
---  --------   ---  -------   ---  --------   ---  -------
20   12.65742   51   3.32670   20   16.15463   51   4.13678
21   12.20773   52   3.19482   21   15.48558   52   3.97060
22   11.76323   53   3.06987   22   14.83810   53   3.81237
23   11.32222   54   2.95167   23   14.21155   54   3.66170
24   10.88482   55   2.83985   24   13.60662   55   3.51803
25   10.45123   56   2.73405   25   13.02272   56   3.38078
26   10.02300   57   2.63380   26   12.45932   57   3.24928
27    9.60257   58   2.53865   27   11.91653   58   3.12290
28    9.19198   59   2.44827   28   11.39430   59   3.00125
29    8.79287   60   2.36238   29   10.89240   60   2.88420
30    8.40647   61   2.28087   30   10.41067   61   2.77188
31    8.03383   62   2.20360   31    9.94865   62   2.66457
32    7.67547   63   2.13053   32    9.50535   63   2.56258
33    7.33157   64   2.06153   33    9.08002   64   2.46607
34    7.00238   65   1.99645   34    8.67288   65   2.37482
35    6.68772   66   1.93500   35    8.28367   66   2.28843
36    6.38750   67   1.87688   36    7.91217   67   2.20637
37    6.10155   68   1.82180   37    7.55883   68   2.12805
38    5.82963   69   1.76950   38    7.22327   69   2.05307
39    5.57132   70   1.71990   39    6.90517   70   1.98132
40    5.32610   71   1.67297   40    6.60400   71   1.91287
41    5.09358   72   1.62875   41    6.31898   72   1.84795
42    4.87303   73   1.58733   42    6.04912   73   1.78683
43    4.66378   74   1.54873   43    5.79305   74   1.72965
44    4.46520   75   1.51285   44    5.54958   75   1.67632
45    4.27672   76   1.47945   45    5.31792   76   1.62663
46    4.09775   77   1.44823   46    5.09715   77   1.58023
47    3.92765   78   1.41890   47    4.88652   78   1.53675
48    3.76588   79   1.39115   48    4.68553   79   1.49587
49    3.61205   80   1.36485   49    4.49387   80   1.45742
50    2.46573                  50    4.31108

                     THE TRAVELERS VARIABLE LIFE INSURANCE
                             SEPARATE ACCOUNT THREE

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997

ASSETS:
        Investments in eligible funds at market value:
                The Travelers Series Trust, 41,532 shares (cost $429,492) .......       $   444,356
                Travelers Series Fund Inc., 3,690,701 shares (cost $13,050,981) .        14,529,805
                Greenwich Street Series Fund, 87,704 shares (cost $1,415,678) ...         1,545,348
                                                                                        -----------
                                Total Investments (cost $14,896,151) ............                      $16,519,509
        Receivables:
                Dividends .......................................................                            5,555
                Premium payments and transfers from other Travelers accounts ....                              394
        Other assets ............................................................                               23
                                                                                                      ------------

                        Total Assets ............................................                       16,525,481
                                                                                                      ------------

LIABILITIES:
        Payable for contract surrenders and transfers to other Travelers accounts                              380
        Accrued liabilities .....................................................                            1,257
                                                                                                      ------------

                        Total Liabilities .......................................                            1,637
                                                                                                      ------------

NET ASSETS:                                                                                            $16,523,844
                                                                                                      ============

                       See Notes to Financial Statements

                     THE TRAVELERS VARIABLE LIFE INSURANCE
                             SEPARATE ACCOUNT THREE

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997


INVESTMENT INCOME:
        Dividends .............................................................                     $  214,149
EXPENSES:
        Insurance charges .....................................................       $  106,546
        Administrative fees ...................................................           49,748
                                                                                      ----------
                Total expenses ................................................                        156,294
                                                                                                    ----------

                        Net investment income .................................                         57,855
                                                                                                    ----------

REALIZED GAIN AND CHANGE IN UNREALIZED GAIN ON
    INVESTMENTS:
        Realized gain from investment transactions:
                Proceeds from investments sold ................................        8,085,682
                Cost of investments sold ......................................        7,887,191
                                                                                      ----------
                        Net realized gain .....................................                        198,491
        Change in unrealized gain on investments:
                Unrealized gain at December 31, 1996 ..........................          284,211
                Unrealized gain at December 31, 1997 ..........................        1,623,358
                                                                                      ----------
                        Net change in unrealized gain for the year ............                      1,339,147
                                                                                                    ----------

                                Net realized gain and change in unrealized gain                      1,537,638
                                                                                                    ----------

        Net increase in net assets resulting from operations ..................                     $1,595,493
                                                                                                    ==========

                       See Notes to Financial Statements

                     THE TRAVELERS VARIABLE LIFE INSURANCE
                             SEPARATE ACCOUNT THREE

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996


                                                                                               1997               1996
                                                                                          ------------        ------------
OPERATIONS:
        Net investment income .....................................................       $     57,855        $    134,423
        Net realized gain from investment transactions ............................            198,491              28,959
        Net change in unrealized gain on investments ..............................          1,339,147             287,147
                                                                                          ------------        ------------

                Net increase in net assets resulting from operations ..............          1,595,493             450,529
                                                                                          ------------        ------------

UNIT TRANSACTIONS:
        Participant premium payments
                (applicable to 9,499,785 and 7,306,792 units, respectively) .......         10,072,788           7,516,947
        Participant transfers from other Travelers accounts
                (applicable to 5,814,161 and 5,161,526 units, respectively) .......          7,483,363           5,671,103
        Growth rate intra-fund transfer in
                (applicable to 5,507,303 units) ...................................          7,198,001                   -
        Contract surrenders
                (applicable to 318,674 and 64,125 units, respectively) ............           (403,189)            (69,391)
        Participant transfers to other Travelers accounts
                (applicable to 8,564,026 and 6,632,386 units, respectively) .......         (9,195,127)         (6,832,721)
        Growth rate intra-fund transfer out
                (applicable to 5,520,915 units) ...................................         (7,198,001)                  -
                                                                                          ------------        ------------

                        Net increase in net assets resulting from unit transactions          7,957,835           6,285,938
                                                                                          ------------        ------------
                                Net increase in net assets ........................          9,553,328           6,736,467

NET ASSETS:
        Beginning of year .........................................................          6,970,516             234,049
                                                                                          ------------        ------------

        End of year ...............................................................       $ 16,523,844        $  6,970,516
                                                                                          ============        ============

                       See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

1.       SIGNIFICANT ACCOUNTING POLICIES

         The Travelers Variable Life Insurance Separate Account Three ("Separate Account Three") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable life insurance contracts issued by The Travelers. Separate Account Three is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

         Participant premium payments applied to Separate Account Three are invested in one or more eligible funds in accordance with the selection made by the contract owner. As of December 31, 1997, the eligible funds available under Separate Account Three are: Zero Coupon Bond Fund Portfolio Series 1998, Zero Coupon Bond Fund Portfolio Series 2000, Zero Coupon Bond Fund Portfolio Series 2005 and MFS Emerging Growth Portfolio of The Travelers Series Trust; Alliance Growth Portfolio, Van Kampen American Capital Enterprise Portfolio, TBC Managed Income Portfolio, Smith Barney High Income Portfolio, Smith Barney International Equity Portfolio, Smith Barney Income and Growth Portfolio, Smith Barney Money Market Portfolio, Putnam Diversified Income Portfolio, MFS Total Return Portfolio and AIM Capital Appreciation Portfolio of Travelers Series Fund Inc.; Total Return Portfolio of Greenwich Street Series Fund (formerly Smith Barney Series Fund); and Select High Growth Portfolio, Select Growth Portfolio, Select Balanced Portfolio, Select Conservative Portfolio and Select Income Portfolio of Smith Barney Concert Allocation Series Inc. The Travelers Series Trust and Greenwich Street Series Fund are registered as Massachusetts business trusts. Travelers Series Fund Inc. and Smith Barney Concert Allocation Series Inc. are incorporated under Maryland law. All eligible funds are managed by affiliates of The Travelers. Not all funds may be available in all states or to all contract owners.

         The following is a summary of significant accounting policies consistently followed by Separate Account Three in the preparation of its financial statements.

         SECURITY VALUATION. Investments are valued daily at the net asset values per share of the underlying funds.

         SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date.

         FEDERAL INCOME TAXES. The operations of Separate Account Three form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income of Separate Account Three. Separate Account Three is not taxed as a "regulated investment company" under Subchapter M of the Code.

         OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.       INVESTMENTS

         The aggregate costs of purchases and proceeds from sales of investments were $16,109,637 and $8,085,682, respectively, for the year ended December 31, 1997. Realized gains and losses from investment transactions are reported on an identified cost basis. The cost of investments in eligible funds was $14,896,151 at December 31, 1997. Gross unrealized appreciation for all investments at December 31, 1997 was $1,624,929. Gross unrealized depreciation for all investments at December 31, 1997 was $1,571.

3.       CONTRACT CHARGES

         Insurance charges are paid for the mortality and expense risks assumed by The Travelers. These charges are equivalent to 0.90% of the average net assets of Separate Account Three on an annual basis. (Contracts in this category are identified as Price 1 in Note 4.) For any contract year that follows a contract year in which the participant's average net fund growth rate (as described in the prospectus) is 6.5% or greater, these charges will be reduced to 0.75%. (Contracts in this category are identified as Price 2 in Note 4.)

         Administrative fees are paid for administrative expenses incurred by The Travelers. This charge is equivalent to 0.40% of the average net assets of Separate Account Three on an annual basis.

         The Travelers receives contingent surrender charges on full or partial contract surrenders. Such charges are computed by applying various percentages to premiums and/or stated contract amounts (as described in the prospectus). The Travelers received no contingent surrender charges for the years ended December 31, 1997 and 1996.

4.       NET CONTRACT OWNERS' EQUITY



                                                                              DECEMBER 31, 1997
                                                                 ------------------------------------------
                                                                                    UNIT          NET
                                                                   UNITS            VALUE        ASSETS
                                                                   -----            -----       --------
THE TRAVELERS SERIES TRUST
        Zero Coupon Bond Fund Portfolio Series 1998
                Price 2 ................................            11,669       $    1.077   $    12,570
        Zero Coupon Bond Fund Portfolio Series 2000
                Price 1 ................................             4,935            1.072         5,292
                Price 2 ................................            49,043            1.076        52,752
        Zero Coupon Bond Fund Portfolio Series 2005
                Price 1 ................................            83,850            1.095        91,856
                Price 2 ................................           199,172            1.099       218,839
        MFS Emerging Growth Portfolio
                Price 1 ................................            39,051            1.143        44,634
                Price 2 ................................            16,058            1.144        18,370

TRAVELERS SERIES FUND INC.
        Alliance Growth Portfolio
                Price 1 ................................           612,723            1.679     1,028,668
                Price 2 ................................         1,004,741            1.684     1,692,318
        Van Kampen American Capital Enterprise Portfolio
                Price 1 ................................           413,369            1.560       644,951
                Price 2 ................................           448,830            1.565       702,437
        TBC Managed Income Portfolio
                Price 1 ................................           121,572            1.094       132,993
                Price 2 ................................            28,094            1.097        30,820
        Smith Barney High Income Portfolio
                Price 1 ................................           155,925            1.290       201,088
                Price 2 ................................           248,815            1.294       321,926
        Smith Barney International Equity Portfolio
                Price 1 ................................           460,603            1.212       558,072
                Price 2 ................................           578,624            1.215       703,202
        Smith Barney Income and Growth Portfolio
                Price 1 ................................           335,976            1.473       494,895
                Price 2 ................................           365,326            1.478       539,799
        Smith Barney Money Market Portfolio
                Price 1 ................................         2,403,778            1.084     2,605,143
                Price 2 ................................           341,217            1.087       371,037
        Putnam Diversified Income Portfolio
                Price 1 ................................           178,160            1.134       201,950
                Price 2 ................................           289,379            1.137       329,000
        MFS Total Return Portfolio
                Price 1 ................................           836,258            1.362     1,138,845
                Price 2 ................................           800,795            1.366     1,093,942
        AIM Capital Appreciation Portfolio
                Price 1 ................................           638,281            1.282       818,007
                Price 2 ................................           719,706            1.286       925,193

GREENWICH STREET SERIES FUND
        Total Return Portfolio
                Price 1 ................................           538,629            1.491       803,201
                Price 2 ................................           496,001            1.496       742,044
                                                                                              -----------
Net Contract Owners' Equity ................................................................  $16,523,844
                                                                                              ===========

5.       STATEMENT OF INVESTMENTS


INVESTMENT OPTIONS                                                                             NO. OF          MARKET
                                                                                               SHARES          VALUE
                                                                                          ----------      ------------
        THE TRAVELERS SERIES TRUST (2.7%)
                Zero Coupon Bond Fund Portfolio Series 1998 (Cost $12,720)                     1,253       $    12,566
                Zero Coupon Bond Fund Portfolio Series 2000 (Cost $57,882)                     5,754            58,057
                Zero Coupon Bond Fund Portfolio Series 2005 (Cost $294,455)                   29,508           310,715
                MFS Emerging Growth Portfolio (Cost $64,435)                                   5,017            63,018
                                                                                          ----------      ------------
                        Total (Cost $429,492)                                                 41,532           444,356
                                                                                          ----------      ------------

        TRAVELERS SERIES FUND INC. (88.0%)
                Alliance Growth Portfolio (Cost $2,120,863)                                  125,697         2,721,339
                Van Kampen American Capital Enterprise Portfolio (Cost $1,123,659)            66,288         1,347,644
                TBC Managed Income Portfolio (Cost $153,188)                                  13,954           163,824
                Smith Barney High Income Portfolio (Cost $476,952)                            38,802           523,048
                Smith Barney International Equity Portfolio (Cost $1,237,961)                 97,780         1,261,357
                Smith Barney Income and Growth Portfolio (Cost $890,388)                      54,261         1,034,763
                Smith Barney Money Market Portfolio (Cost $2,970,454)                      2,970,454         2,970,454
                Putnam Diversified Income Portfolio (Cost $500,435)                           42,615           530,986
                MFS Total Return Portfolio (Cost $1,969,513)                                 139,908         2,232,936
                AIM Capital Appreciation Portfolio (Cost $1,607,568)                         140,942         1,743,454
                                                                                          ----------      ------------
                        Total (Cost $13,050,981)                                           3,690,701        14,529,805
                                                                                          ----------      ------------

        GREENWICH STREET SERIES FUND (9.3%)
                Total Return Portfolio
                        Total (Cost $1,415,678)                                               87,704         1,545,348
                                                                                          ----------      ------------

TOTAL INVESTMENT OPTIONS (100%)
        (COST $14,896,151)                                                                                 $16,519,509
                                                                                                          ============

6. SCHEDULE OF SEPARATE ACCOUNT THREE OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996



                                                            ZERO COUPON BOND          ZERO COUPON BOND       ZERO COUPON BOND
                                                             FUND PORTFOLIO            FUND PORTFOLIO         FUND PORTFOLIO
                                                              SERIES 1998               SERIES 2000             SERIES 2005
                                                       ----------------------    ----------------------    ----------------------
                                                          1997         1996          1997        1996         1997         1996
                                                          ----         ----          ----        ----         ----         ----
INVESTMENT INCOME:
Dividends ...........................................  $     678    $     625    $   3,185    $   2,715    $  16,030    $  17,813
                                                       ---------    ---------    ---------    ---------    ---------    ---------
EXPENSES:
Insurance charges ...................................        102           50          475          168        2,445        1,871
Administrative fees .................................         49           22          226           74        1,201          832
                                                       ---------    ---------    ---------    ---------    ---------    ---------
      Net investment income (loss) ..................        527          553        2,484        2,473       12,384       15,110
                                                       ---------    ---------    ---------    ---------    ---------    ---------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold ..................        377           99        1,627          467      171,777      143,755
    Cost of investments sold ........................        374           97        1,597          453      166,155      137,717
                                                       ---------    ---------    ---------    ---------    ---------    ---------

      Net realized gain (loss) ......................          3            2           30           14        5,622        6,038
                                                       ---------    ---------    ---------    ---------    ---------    ---------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year ........       (208)           -         (550)           -        7,598            -
    Unrealized gain (loss) end of year ..............       (154)        (208)         175         (550)      16,260        7,598
                                                       ---------    ---------    ---------    ---------    ---------    ---------

      Net change in unrealized gain (loss)
          for the year...............................         54         (208)         725         (550)       8,662        7,598
                                                       ---------    ---------    ---------    ---------    ---------    ---------

Net increase (decrease) in net assets
      resulting from operations .....................        584          347        3,239        1,937       26,668       28,746
                                                       ---------    ---------    ---------    ---------    ---------    ---------

UNIT TRANSACTIONS:
Participant premium payments ........................          -            -            -            -            -            -
Participant transfers from other Travelers accounts .        114       11,928          113       54,107       61,005      504,315
Growth rate intra-fund transfer in ..................     12,340            -       51,482            -      275,670            -
Contract surrenders .................................       (205)         (96)        (927)        (322)      (9,282)      (5,076)
Participant transfers to other Travelers accounts ...       (102)           -         (103)           -     (159,336)    (136,345)
Growth rate intra-fund transfer out .................    (12,340)           -      (51,482)           -     (275,670)           -
                                                       ---------    ---------    ---------    ---------    ---------    ---------

    Net increase (decrease) in net assets resulting
      from unit transactions ........................       (193)      11,832         (917)      53,785     (107,613)     362,894
                                                       ---------    ---------    ---------    ---------    ---------    ---------

      Net increase (decrease) in net assets .........        391       12,179        2,322       55,722      (80,945)     391,640

NET ASSETS:
    Beginning of year ...............................     12,179            -       55,722            -      391,640            -
                                                       ---------    ---------    ---------    ---------    ---------    ---------

    End of year .....................................  $  12,570    $  12,179    $  58,044    $  55,722    $ 310,695    $ 391,640
                                                       ==========   =========    =========    =========    =========    =========

                                                                 VAN KAMPEN
     MFS EMERGING                                               AMERICAN CAPITAL               TBC MANAGED
    GROWTH PORTFOLIO          ALLIANCE GROWTH PORTFOLIO       ENTERPRISE PORTFOLIO           INCOME PORTFOLIO
--------------------------  ----------------------------  ---------------------------  ---------------------------
    1997          1996           1997         1996             1997         1996            1997          1996
    ----          ----           ----         ----             ----         ----            ----          ----
$       996    $       -     $       -    $    42,246      $       -    $     1,328      $       -    $       741
-----------    ---------   -----------    -----------    -----------    -----------    -----------    -----------

        138            -        16,480          4,402          7,676          1,790            850            108
         65            -         7,761          1,891          3,734            790            385             31
-----------    ---------   -----------    -----------    -----------    -----------    -----------    -----------
        793            -       (24,241)        35,953        (11,410)        (1,252)        (1,235)           602
-----------    ---------   -----------    -----------    -----------    -----------    -----------    -----------




        335            -       167,105         48,032         52,140         69,063          2,924         14,296
        326            -       123,729         44,860         37,595         62,757          2,705         14,376
-----------    ---------   -----------    -----------    -----------    -----------    -----------    -----------

          9            -        43,376          3,172         14,545          6,306            219            (80)
-----------    ---------   -----------    -----------    -----------    -----------    -----------    -----------


          -            -        97,659           (424)        29,111           (369)           102              -
     (1,417)           -       600,476         97,659        223,985         29,111         10,636            102
-----------    ---------   -----------    -----------    -----------    -----------    -----------    -----------

     (1,417)           -       502,817         98,083        194,874         29,480         10,534            102
-----------    ---------   -----------    -----------    -----------    -----------    -----------    -----------


       (615)           -       521,952        137,208        198,009         34,534          9,518            624
-----------    ---------   -----------    -----------    -----------    -----------    -----------    -----------



          -            -             -              -              -              -              -              -
     63,844            -     1,184,783      1,015,173        725,595        455,052        139,944         30,519
          -            -     1,453,046              -        585,637              -         29,923              -
       (225)           -       (56,159)        (7,881)       (14,390)        (3,537)        (2,468)          (160)
          -            -       (77,184)       (16,504)       (31,476)       (36,118)           (88)       (14,076)
          -            -    (1,453,046)             -       (585,637)             -        (29,923)             -
-----------    ---------   -----------    -----------    -----------    -----------    -----------    -----------


     63,619            -     1,051,440        990,788        679,729        415,397        137,388         16,283
-----------    ---------   -----------    -----------    -----------    -----------    -----------    -----------

     63,004            -     1,573,392      1,127,996        877,738        449,931        146,906         16,907




          -            -     1,147,594         19,598        469,650         19,719         16,907              -
-----------    ---------   -----------    -----------    -----------    -----------    -----------    -----------

$    63,004    $       -   $ 2,720,986    $ 1,147,594    $ 1,347,388    $   469,650    $   163,813    $    16,907
===========    =========   ===========    ===========    ===========    ===========    ===========    ===========

6. SCHEDULE OF SEPARATE ACCOUNT THREE OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 (CONTINUED)


                                                                                      SMITH BARNEY
                                                           SMITH BARNEY               INTERNATIONAL        SMITH BARNEY INCOME
                                                       HIGH INCOME PORTFOLIO         EQUITY PORTFOLIO      AND GROWTH PORTFOLIO
                                                       ---------------------     ---------------------    ----------------------
                                                           1997       1996           1997        1996         1997       1996
                                                           ----       ----           ----        ----         ----       ----
INVESTMENT INCOME:
Dividends ...........................................  $       -    $ 17,135     $       -    $    656     $       -    $  8,374
                                                       ----------   --------     ---------    --------     ----------   --------
EXPENSES:
Insurance charges ...................................      3,496       1,160         8,704       2,851         5,358       1,047
Administrative fees .................................      1,661         517         4,126       1,285         2,498         481
                                                       ----------   --------     ---------    --------     ----------   --------
      Net investment income (loss) ..................     (5,157)     15,458       (12,830)     (3,480)       (7,856)      6,846
                                                       ----------   --------     ---------    --------     ----------   --------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold ..................    104,254       6,114        61,621      55,450        40,643       8,241
    Cost of investments sold ........................     92,849       6,031        52,457      51,992        30,277       7,586
                                                       ----------   --------     ---------    --------     ----------   --------

      Net realized gain (loss) ......................     11,405          83         9,164       3,458        10,366         655
                                                       ----------   --------     ---------    --------     ----------   --------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year ........      2,719        (967)       31,701           -        15,061           -
    Unrealized gain (loss) end of year ..............     46,096       2,719        23,396      31,701       144,375      15,061
                                                       ----------   --------     ---------    --------     ----------   --------

      Net change in unrealized gain (loss)
          for the year...............................     43,377       3,686        (8,305)     31,701       129,314      15,061
                                                       ----------   --------     ---------    --------     ----------   --------

Net increase (decrease) in net assets
      resulting from operations .....................     49,625      19,227       (11,971)     31,679       131,824      22,562
                                                       ----------   --------     ---------    --------     ----------   --------



UNIT TRANSACTIONS:
Participant premium payments ........................          -           -             -           -             -           -
Participant transfers from other Travelers accounts .    228,242     257,425       649,033     675,175       571,914     349,020
Growth rate intra-fund transfer in ..................    265,878           -       749,616           -       456,117           -
Contract surrenders .................................    (49,839)     (2,028)      (16,824)     (5,762)      (11,287)     (2,173)
Participant transfers to other Travelers accounts ...     (5,695)          -       (49,881)    (10,175)      (26,937)       (229)
Growth rate intra-fund transfer out .................   (265,878)          -      (749,616)          -      (456,117)          -
                                                       ----------   --------     ---------    --------     ----------   --------

    Net increase (decrease) in net assets resulting
      from unit transactions ........................    172,708     255,397       582,328     659,238       533,690     346,618
                                                       ----------   --------     ---------    --------     ----------   --------

      Net increase (decrease) in net assets .........    222,333     274,624       570,357     690,917       665,514     369,180



NET ASSETS:
    Beginning of year ...............................    300,681      26,057       690,917           -       369,180           -
                                                       ----------   --------     ---------    --------     ----------   --------

    End of year .....................................  $ 523,014    $300,681    $1,261,274    $690,917    $1,034,694    $369,180
                                                       ==========   ========     ==========   ========     ==========   ========

        SMITH BARNEY                       PUTNAM                                                       AIM CAPITAL
   MONEY MARKET PORTFOLIO       DIVERSIFIED INCOME PORTFOLIO      MFS TOTAL RETURN PORTFOLIO       APPRECIATION PORTFOLIO
----------------------------   ------------------------------    ---------------------------    ----------------------------
     1997            1996              1997           1996             1997          1996             1997          1996
     ----            ----              ----           ----             ----          ----             ----          ----
$    131,787    $     35,383       $       -    $     14,072       $       -    $     25,738       $       -    $        699
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


      23,575           6,616           3,698           1,179          13,067           2,709          11,337           3,188
      10,566           2,951           1,770             526           6,121           1,209           5,298           1,368
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
      97,646          25,816          (5,468)         12,367         (19,188)         21,820         (16,635)         (3,857)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------




   6,865,826       5,258,439          92,623          58,679         231,197          31,996         152,823          65,648
   6,865,826       5,258,439          87,094          57,370         187,699          30,021         126,355          62,993
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

           -               -           5,529           1,309          43,498           1,975          26,468           2,655
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


           -               -           1,048               -          20,902          (1,176)         32,420               -
           -               -          30,551           1,048         263,423          20,902         135,886          32,420
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

           -               -          29,503           1,048         242,521          22,078         103,466          32,420
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


      97,646          25,816          29,564          14,724         266,831          45,873         113,299          31,218
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------




  10,072,788       7,516,947               -               -               -               -               -               -
     311,243           3,943         328,642         278,960       1,268,160         809,251       1,033,135         717,667
     372,612               -         279,734               -       1,019,454               -         946,825               -
     (76,120)        (22,964)        (11,482)         (3,912)        (61,816)         (6,179)        (30,224)         (5,448)
  (8,507,335)     (6,549,030)        (80,188)        (25,358)       (124,119)        (30,643)       (102,441)        (14,006)
    (372,612)              -        (279,734)              -      (1,019,454)              -        (946,825)              -
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


   1,800,576         948,896         236,972         249,690       1,082,225         772,429         900,470         698,213
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

   1,898,222         974,712         266,536         264,414       1,349,056         818,302       1,013,769         729,431




   1,077,958         103,246         264,414               -         883,731          65,429         729,431               -
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

$  2,976,180    $  1,077,958    $    530,950    $    264,414    $  2,232,787    $    883,731    $  1,743,200    $    729,431
============    ============    ============    ============    ============    ============    ============    ============

6. SCHEDULE OF SEPARATE ACCOUNT THREE OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 (CONTINUED)


                                                                  TOTAL RETURN PORTFOLIO              COMBINED
                                                              ----------------------------    ----------------------------
                                                                    1997           1996           1997            1996
                                                                    ----           ----           ----            ----
INVESTMENT INCOME:
Dividends .............................................       $     61,473    $      8,773    $    214,149    $    176,298
                                                              ------------    ------------    ------------    ------------
EXPENSES:
Insurance charges .....................................              9,145           1,909         106,546          29,048
Administrative fees ...................................              4,287             850          49,748          12,827
                                                              ------------    ------------    ------------    ------------
      Net investment income (loss) ....................             48,041           6,014          57,855         134,423
                                                              ------------    ------------    ------------    ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold ....................            140,410          50,968       8,085,682       5,811,247
    Cost of investments sold ..........................            112,153          47,596       7,887,191       5,782,288
                                                              ------------    ------------    ------------    ------------

      Net realized gain (loss) ........................             28,257           3,372         198,491          28,959
                                                              ------------    ------------    ------------    ------------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year ..........             46,648               -         284,211          (2,936)
    Unrealized gain (loss) end of year ................            129,670          46,648       1,623,358         284,211
                                                              ------------    ------------    ------------    ------------

      Net change in unrealized gain (loss) for the year             83,022          46,648       1,339,147         287,147
                                                              ------------    ------------    ------------    ------------

Net increase (decrease) in net assets
      resulting from operations .......................            159,320          56,034       1,595,493         450,529
                                                              ------------    ------------    ------------    ------------



UNIT TRANSACTIONS:
Participant premium payments ..........................                  -               -      10,072,788       7,516,947
Participant transfers from other Travelers accounts ...            917,596         508,568       7,483,363       5,671,103
Growth rate intra-fund transfer in ....................            699,667               -       7,198,001               -
Contract surrenders ...................................            (61,941)         (3,853)       (403,189)        (69,391)
Participant transfers to other Travelers accounts .....            (30,242)           (237)     (9,195,127)     (6,832,721)
Growth rate intra-fund transfer out ...................           (699,667)              -      (7,198,001)              -
                                                              ------------    ------------    ------------    ------------

    Net increase (decrease) in net assets resulting
      from unit transactions ..........................            825,413         504,478       7,957,835       6,285,938
                                                              ------------    ------------    ------------    ------------

      Net increase (decrease) in net assets ...........            984,733         560,512       9,553,328       6,736,467



NET ASSETS:
    Beginning of year .................................            560,512               -       6,970,516         234,049
                                                              ------------    ------------    ------------    ------------

    End of year .......................................       $  1,545,245    $    560,512    $ 16,523,844    $  6,970,516
                                                              ============    ============    ============    ============

7. SCHEDULE OF UNITS FOR SEPARATE ACCOUNT THREE FOR THE YEAR ENDED DECEMBER 31, 1997



                                          ZERO COUPON        ZERO COUPON       ZERO COUPON
                                           BOND FUND          BOND FUND         BOND FUND       MFS EMERGING        ALLIANCE
                                           PORTFOLIO          PORTFOLIO         PORTFOLIO          GROWTH            GROWTH
                                          SERIES 1998        SERIES 2000       SERIES 2005        PORTFOLIO        PORTFOLIO
                                          ------------    ---------------    -------------      ------------   ---------------
Units beginning of year ............           11,880            54,981           393,923                 -           870,543
Units purchased and transferred from
   other Travelers accounts ........           11,905            49,538           329,678            55,304         1,810,650
Units redeemed and transferred to
   other Travelers accounts ........          (12,116)          (50,541)         (440,579)             (195)       (1,063,729)
                                          ------------    ---------------    -------------      ------------   ---------------
Units end of year ..................           11,669            53,978           283,022            55,109         1,617,464
                                          ============    ===============    =============      ============   ===============

                                           VAN KAMPEN
                                            AMERICAN              TBC                            SMITH BARNEY     SMITH BARNEY
                                             CAPITAL            MANAGED        SMITH BARNEY     INTERNATIONAL       INCOME AND
                                            ENTERPRISE          INCOME         HIGH INCOME          EQUITY            GROWTH
                                            PORTFOLIO          PORTFOLIO        PORTFOLIO          PORTFOLIO         PORTFOLIO
                                          ------------    ---------------    -------------      ------------   ---------------
Units beginning of year ............          382,114            16,739           261,976           578,127           313,239
Units purchased and transferred from
   other Travelers accounts ........          909,322           163,714           406,299         1,116,707           750,039
Units redeemed and transferred to
   other Travelers accounts ........         (429,237)          (30,787)         (263,535)         (655,607)         (361,976)
                                          ------------    ---------------    -------------      ------------   ---------------
Units end of year ..................          862,199           149,666           404,740         1,039,227           701,302
                                          ============    ===============    =============      ============   ===============

                                                               PUTNAM
                                          SMITH BARNEY      DIVERSIFIED             MFS           AIM CAPITAL
                                          MONEY MARKET         INCOME          TOTAL RETURN       APPRECIATION      TOTAL RETURN
                                            PORTFOLIO         PORTFOLIO         PORTFOLIO           PORTFOLIO         PORTFOLIO
                                          ------------    ---------------    -------------      ------------   ---------------
Units beginning of year ............         1,031,783         247,942            776,168            630,046            433,485
Units purchased and transferred from
   other Travelers accounts ........        10,137,452         560,998          1,788,362          1,570,818          1,160,463
Units redeemed and transferred to
   other Travelers accounts ........        (8,424,240)       (341,401)          (927,477)          (842,877)          (559,318)
                                          ------------    ---------------    -------------      ------------   ----------------
Units end of year ..................         2,744,995         467,539          1,637,053          1,357,987          1,034,630
                                          ============    ===============    =============      ============   ================


                                             COMBINED
                                          ------------
Units beginning of year ............         6,002,946
Units purchased and transferred from
   other Travelers accounts ........        20,821,249
Units redeemed and transferred to
   other Travelers accounts ........       (14,403,615)
                                          ------------
Units end of year ..................        12,420,580
                                          ============

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Owners of Variable Life Insurance Contracts of
   The Travelers Variable Life Insurance Separate Account Three:




We have audited the accompanying statement of assets and liabilities of The Travelers Variable Life Insurance Separate Account Three as of December 31, 1997, and the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of shares owned as of December 31, 1997, by correspondence with underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Variable Life Insurance Separate Account Three as of December 31, 1997, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.



Hartford, Connecticut
February 19, 1998

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholder
The Travelers Insurance Company and Subsidiaries:

We have audited the accompanying consolidated balance sheets of The Travelers Insurance Company and Subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of income and retained earnings and cash flows for each of the years in the three-year period ended December 31, 1997. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Insurance Company and Subsidiaries as of December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                       /s/ KPMG Peat Marwick LLP
Hartford, Connecticut
January 26, 1998

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
             CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS
                                ($ IN MILLIONS)


FOR THE YEAR ENDED DECEMBER 31,                                   1997      1996      1995
                                                                 ------    ------    ------
REVENUES
Premiums                                                         $1,583    $1,387    $1,504
Net investment income                                             2,037     1,950     1,884
Realized investment gains                                           199        65       106
Other revenues                                                      354       284       204
-------------------------------------------------------------------------------------------
   Total Revenues                                                $4,173    $3,686    $3,698
-------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Current and future insurance benefits                             1,341     1,187     1,206
Interest credited to contractholders                                829       863       997
Amortization of deferred acquisition costs and value of
  insurance in force                                                293       281       290
General and administrative expenses                                 427       380       368
-------------------------------------------------------------------------------------------
   Total Benefits and Expenses                                    2,890     2,711     2,861
-------------------------------------------------------------------------------------------

Income from continuing operations before federal income taxes     1,283       975       837
-------------------------------------------------------------------------------------------

Federal income taxes:
   Current expense                                                  434       284       233
   Deferred                                                          10        58        57
-------------------------------------------------------------------------------------------
   Total Federal Income Taxes                                       444       342       290
-------------------------------------------------------------------------------------------

Income from continuing operations                                   839       633       547
-------------------------------------------------------------------------------------------
Discontinued operations, net of income taxes
   Income from operations (net of taxes of $0, $0 and $18)           --        --        72
   Gain on disposition (net of taxes of $0, $14 and $68)             --        26       131
-------------------------------------------------------------------------------------------
   Income from Discontinued Operations                               --        26       203
-------------------------------------------------------------------------------------------

Net income                                                          839       659       750
Retained earnings beginning of year                               2,471     2,312     1,562
Dividends to parent                                                 500       500        --
-------------------------------------------------------------------------------------------
   Retained Earnings End of Year                                 $2,810    $2,471    $2,312
===========================================================================================

                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                 ($ IN MILLIONS)


December 31,                                                      1997       1996
----------------------------------------------------------------------------------
ASSETS
Fixed maturities, available for sale at fair value (cost,
$20,682; $19,284)                                               $21,511    $19,637
Equity securities, at fair value (cost, $480; $330)                 512        338
Mortgage loans                                                    2,869      2,920
Real estate held for sale                                           134        297
Trading securities, at market value                                 800         --
Policy loans                                                      1,872      1,910
Short-term securities                                             1,102        902
Other invested assets                                             1,702      1,253
----------------------------------------------------------------------------------
   Total Investments                                            $30,502    $27,257
----------------------------------------------------------------------------------

Cash                                                                 58         74
Investment income accrued                                           338        355
Premium balances receivable                                         106        105
Reinsurance recoverables                                          4,339      3,858
Deferred acquisition costs and value of insurance in force        2,312      2,133
Separate and variable accounts                                   11,319      8,127
Other assets                                                      1,052      1,064
----------------------------------------------------------------------------------
   Total Assets                                                 $50,026    $42,973
----------------------------------------------------------------------------------

LIABILITIES
Contractholder funds                                             14,913     14,189
Future policy benefits                                           12,569     11,762
Policy and contract claims                                          378        536
Trading securities sold not yet purchased, at market value          462         --
Separate and variable accounts                                   11,309      8,115
Commercial paper                                                     --         50
Deferred federal income taxes                                       409         57
Other liabilities                                                 2,661      1,936
----------------------------------------------------------------------------------
   Total Liabilities                                            $42,701    $36,645
----------------------------------------------------------------------------------

SHAREHOLDER'S EQUITY
Common stock, par value $2.50; 40 million shares authorized,
  issued and outstanding                                            100        100
Additional paid-in capital                                        3,187      3,170
Retained earnings                                                 2,810      2,471
Unrealized investment gains, net of taxes                         1,228        587
----------------------------------------------------------------------------------
   Total Shareholder's Equity                                   $ 7,325    $ 6,328
----------------------------------------------------------------------------------

   Total Liabilities and Shareholder's Equity                   $50,026    $42,973
==================================================================================

                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                           INCREASE (DECREASE) IN CASH
                                 ($ IN MILLIONS)


FOR THE YEAR ENDED DECEMBER 31,                                                        1997         1996         1995
----------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Premiums collected                                                                $  1,519    $  1,387     $  1,346
   Net investment income received                                                       2,059       1,910        1,855
   Other revenues received                                                                180         131           90
   Benefits and claims paid                                                            (1,230)     (1,060)        (846)
   Interest credited to contractholders                                                  (853)       (820)        (960)
   Operating expenses paid                                                               (445)       (343)        (615)
   Income taxes paid                                                                     (368)       (328)         (63)
   Trading account investments, (purchases) sales, net                                    (54)         --           --
   Other                                                                                   18         (70)        (137)
----------------------------------------------------------------------------------------------------------------------
      Net cash provided by operating activities                                           826         807          670
      Net cash used in discontinued operations                                             --        (350)        (596)
----------------------------------------------------------------------------------------------------------------------
      Net Cash Provided by Operations                                                $    826    $    457     $     74
----------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
   Proceeds from maturities of investments
      Fixed maturities                                                                  2,259       1,928        1,974
      Mortgage loans                                                                      663         917          680
   Proceeds from sales of investments
      Fixed maturities                                                                  7,592       9,101        6,773
      Equity securities                                                                   341         479          379
      Mortgage loans                                                                      207         178          704
      Real estate held for sale                                                           169         210          253
   Purchases of investments
      Fixed maturities                                                                (11,143)    (11,556)     (10,748)
      Equity securities                                                                  (483)       (594)        (305)
      Mortgage loans                                                                     (771)       (470)        (144)
   Policy loans, net                                                                       38         (23)        (325)
   Short-term securities, (purchases) sales, net                                           (2)        498          291
   Other investments, (purchases) sales, net                                             (260)       (137)        (267)
   Securities transactions in course of settlement                                        311         (52)         258
   Net cash provided by investing activities of discontinued operations                    --         348        1,425
----------------------------------------------------------------------------------------------------------------------
   Net Cash Provided by (used in) Investing Activities                               $ (1,079)   $    827     $    948
----------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Redemption of commercial paper, net                                                    (50)        (23)          (1)
   Contractholder fund deposits                                                         3,544       2,493        2,705
   Contractholder fund withdrawals                                                     (2,757)     (3,262)      (3,755)
   Dividends to parent company                                                           (500)       (500)          --
   Other                                                                                   --           9           --
----------------------------------------------------------------------------------------------------------------------
      Net Cash Provided by (used in) Financing Activities                            $    237    $ (1,283)    $ (1,051)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash                                                      $    (16)   $      1     $    (29)
----------------------------------------------------------------------------------------------------------------------
Cash at December 31,                                                                 $     58    $     74     $     73
======================================================================================================================

                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Significant accounting policies used in the preparation of the accompanying financial statements follow.

   Basis of Presentation

   The Travelers Insurance Company and Subsidiaries (the Company) is a wholly owned subsidiary of The Travelers Insurance Group Inc. (TIGI), an indirect wholly owned subsidiary of Travelers Group Inc. (Travelers Group). The consolidated financial statements include the accounts of the Company and its insurance and non-insurance subsidiaries on a fully consolidated basis. The primary insurance subsidiaries of the Company are The Travelers Life and Annuity Company (TLAC) and Primerica Life Insurance Company (Primerica Life) and its subsidiary National Benefit Life Insurance Company (NBL).

   - TRAVELERS LIFE AND ANNUITY offers fixed and variable deferred annuities, payout annuities and term, universal and variable life and long-term care insurance to individuals and small businesses. It also provides group pension products, including guaranteed investment contracts and group annuities for employer-sponsored retirement and savings plans. These products are primarily marketed through The Copeland Companies (Copeland), an indirect, wholly owned subsidiary of the Company, the Financial Consultants of Salomon Smith Barney, an affiliate of the Company, and a nationwide network of independent agents. The Company's Corporate and Other Segment was absorbed into Travelers Life and Annuity during the second quarter of 1996.

   - PRIMERICA LIFE INSURANCE offers individual life products, primarily term insurance, to consumers through a nationwide sales force of approximately 80,000 full and part-time independent agents.

   As discussed in Note 2 of Notes to Consolidated Financial Statements, in January 1995 the group life insurance and related businesses of the Company were sold to Metropolitan Life Insurance Company (MetLife). Also in January 1995, the group medical component was exchanged for a 42% interest in The MetraHealth Companies, Inc. (MetraHealth). The Company's interest in MetraHealth was sold on October 2, 1995 and through that date was accounted for on the equity method. The Company's discontinued operations reflect the results of the medical insurance business not transferred, the equity interest in the earnings of MetraHealth through October 2, 1995 (date of sale) and the gains from the sales of these businesses.

   In September 1995, Travelers Group made a pro rata distribution to its stockholders of shares of Class A Common Stock of Transport Holdings Inc., which at the time was a wholly owned subsidiary of Travelers Group and was the indirect owner of the business of Transport Life Insurance Company (Transport Life). Immediately prior to this distribution, the Company distributed Transport Life, an indirect wholly owned subsidiary of the Company, to TIGI, as a return of capital.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

   Certain prior year amounts have been reclassified to conform with the 1997 presentation.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Accounting Changes

   EMPLOYERS' DISCLOSURES ABOUT PENSIONS AND OTHER POSTRETIREMENT BENEFITS

   In February, 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits" (FAS 132). FAS 132 supersedes the disclosure requirements in FASB Statements No. 87, "Employers' Accounting for Pensions," No. 88, "Employers' Accounting for Settlements and Curtailments of Defined Benefits Pension Plans and Termination of Benefits," and No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions." FAS 132 addresses disclosure only and does not address measurement or recognition. In addition to other disclosure changes, FAS 132 allows employers to disclose total contributions to multi-employer plans without disaggregating the amounts attributable to pensions and other postretirement benefits. This statement is effective for fiscal years beginning after December 15, 1997. Earlier application is encouraged. Effective December 31, 1997, the Company adopted FAS 132. The adoption of this standard did not have any impact on results of operations, financial condition or liquidity.

   ACCOUNTING FOR TRANSFERS AND SERVICING OF FINANCIAL ASSETS AND
   EXTINGUISHMENTS OF LIABILITIES

   Effective January 1, 1997, the Company adopted Statement of Financial Accounting Standards No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" (FAS 125). FAS 125 establishes accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. These standards are based on an approach that focuses on control. Under this approach, after a transfer of financial assets, an entity recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. FAS 125 provides standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. The requirements of FAS 125 are effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after December 31, 1996, and are to be applied prospectively. However, in December 1996 the FASB issued Statement of Financial Accounting Standards No. 127, "Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125," which delays until January 1, 1998 the effective date for certain provisions. Application of FAS 125 prior to the effective date or retroactively is not permitted. The adoption of the provisions of FAS 125 effective January 1, 1997 did not have a material impact on results of operations, financial condition or liquidity. The adoption of the provisions of FAS 127 effective January, 1998 are not expected to have a material impact on the results of operations, financial condition or liquidity.

   ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF

   Effective January 1, 1996, the Company adopted Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." This statement establishes accounting standards for the impairment of long-lived assets and certain identifiable intangibles to be disposed. This statement requires a write down to fair value when long-lived assets to be held and used are impaired. The statement also requires long-lived assets to be disposed (e.g., real estate held for sale) be carried at the lower of cost or fair value less cost to sell, and does not allow such assets to be depreciated. The adoption of this standard did not have a material impact on the Company's financial condition, results of operations or liquidity.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   ACCOUNTING FOR STOCK-BASED COMPENSATION

   In October 1995, the FASB issued Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (FAS 123). This statement establishes financial accounting and reporting standards for stock-based employee compensation plans as well as transactions in which an entity issues its equity instruments to acquire goods or services from non-employees. This statement defines a fair value-based method of accounting for employee stock options or similar equity instruments, and encourages all entities to adopt this method of accounting for all employee stock compensation plans. However, it also allows an entity to continue to measure compensation cost for those plans using the intrinsic value-based method of accounting prescribed by Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB 25). Entities electing to remain with the accounting method prescribed in APB 25 must make pro-forma disclosures of net income and earnings per share, as if the fair value-based method of accounting defined by FAS 123 had been applied. FAS 123 is applicable to fiscal years beginning after December 15, 1995. The Company has elected to continue to account for its stock-based employee compensation plans using the accounting method prescribed by APB 25 and has included in the notes to consolidated financial statements the pro-forma disclosures required by FAS 123. See Note 9. The Company has adopted FAS 123 for its stock-based non-employee compensation plans.

   Accounting Policies

   INVESTMENTS

   Fixed maturities include bonds, notes and redeemable preferred stocks. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. Also included in fixed maturities are loan-backed and structured securities, which are amortized using the retrospective method. Fixed maturities are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, charged or credited directly to shareholder's equity.

   Equity securities, which include common and nonredeemable preferred stocks, are classified as "available for sale" and carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

   Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the higher returns required in the current real estate financing market. Impaired loans were insignificant at December 31, 1997 and 1996.

   Real estate held for sale is carried at the lower of cost or fair value less estimated cost to sell. Fair value of foreclosed properties is established at the time of foreclosure by internal analysis or external appraisers, using discounted cash flow analyses and other accepted techniques. Thereafter, an allowance for losses on real estate held for sale is established if the carrying value of the property exceeds its current fair value less estimated costs to sell. There was no such allowance at December 31, 1997 and 1996.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Trading securities are carried at market value. Realized and unrealized gains and losses on trading securities are included in investment income.

   Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost which approximates market.

   Accrual of income, included in other assets, is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

   DERIVATIVE FINANCIAL INSTRUMENTS

   The Company uses derivative financial instruments, including financial futures contracts, equity options, forward contracts and interest rate swaps and caps, as a means of hedging exposure to interest rate, equity price and foreign currency risk. Hedge accounting is used to account for derivatives. To qualify for hedge accounting the changes in value of the derivative must be expected to substantially offset the changes in value of the hedged item. Hedges are monitored to ensure that there is a high correlation between the derivative instruments and the hedged investment.

   Gains and losses arising from financial futures contracts are used to adjust the basis of hedged investments and are recognized in net investment income over the life of the investment.

   Forward contracts, equity options, and interest rate swaps and caps were not significant at December 31, 1997 and 1996. Information concerning derivative financial instruments is included in Note 6.

   INVESTMENT GAINS AND LOSSES

   Realized investment gains and losses are included as a component of pretax revenues based upon specific identification of the investments sold on the trade date. Also included are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company. The foreign exchange effects of Canadian operations are included in unrealized gains and losses.

   POLICY LOANS

   Policy loans are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

   DEFERRED ACQUISITION COSTS AND VALUE OF INSURANCE IN FORCE

   Costs of acquiring individual life insurance, annuities and long-term care business, principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business, are deferred. Acquisition costs relating to traditional life insurance, including term insurance and long-term care insurance, are amortized in relation to anticipated premiums; universal life in relation to estimated gross profits; and annuity contracts employing a level yield method. For life insurance, a 10- to 25-year amortization period is used; for long-term care business, a 10- to 20-year period is used, and a 10- to 20-year period is employed for annuities. Deferred acquisition costs are reviewed periodically for recoverability to determine if any adjustment is required.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The value of insurance in force is an asset recorded at the time of acquisition of an insurance company. It represents the actuarially determined present value of anticipated profits to be realized from life insurance, annuities and health contracts at the date of acquisition using the same assumptions that were used for computing related liabilities where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at interest rates ranging from 14% to 18%. Traditional life insurance and guaranteed renewable health policies are amortized in relation to anticipated premiums; universal life is amortized in relation to estimated gross profits; and annuity contracts are amortized employing a level yield method. The value of insurance in force is reviewed periodically for recoverability to determine if any adjustment is required.

   SEPARATE AND VARIABLE ACCOUNTS

   Separate and variable accounts primarily represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each account has specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets of these accounts are carried at market value. Certain other separate accounts provide guaranteed levels of return or benefits and the assets of these accounts are primarily carried at market value. Amounts assessed to the contractholders for management services are included in revenues. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

   GOODWILL

   Goodwill represents the cost of acquired businesses in excess of net assets and is being amortized on a straight-line basis principally over a 40-year period. The carrying amount is regularly reviewed for indication of impairment in value that in the view of management would be other than temporary. Impairments would be recognized in operating results if a permanent diminution in value is deemed to have occurred.

   CONTRACTHOLDER FUNDS

   Contractholder funds represent receipts from the issuance of universal life, pension investment and certain deferred annuity contracts. Contractholder fund balances are increased by such receipts and credited interest and reduced by withdrawals, mortality charges and administrative expenses charged to the contractholders. Interest rates credited to contractholder funds range from 3.5% to 9.45%.

   FUTURE POLICY BENEFITS

   Benefit reserves represent liabilities for future insurance policy benefits. Benefit reserves for life insurance and annuities have been computed based upon mortality, morbidity, persistency and interest assumptions applicable to these coverages, which range from 2.5% to 10.0%, including adverse deviation. These assumptions consider Company experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration. Appropriate recognition has been given to experience rating and reinsurance.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   PERMITTED STATUTORY ACCOUNTING PRACTICES

   The Company, whose insurance subsidiaries are domiciled principally in Connecticut and Massachusetts, prepares statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of those states. Prescribed statutory accounting practices include certain publications of the National Association of Insurance Commissioners as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The impact of any permitted accounting practices on statutory surplus of the Company is not material.

   PREMIUMS

   Premiums are recognized as revenues when due. Reserves are established for the portion of premiums that will be earned in future periods and for deferred profits on limited-payment policies that are being recognized in income over the policy term.

   OTHER REVENUES

   Other revenues include surrender, mortality and administrative charges and fees as earned on investment, universal life and other insurance contracts. Other revenues also include gains and losses on dispositions of assets and operations other than realized investment gains and losses and revenues of non-insurance subsidiaries.

   INTEREST CREDITED TO CONTRACTHOLDERS

   Interest credited to contractholders represents amounts earned by universal life, pension investment and certain deferred annuity contracts in accordance with contract provisions.

   FEDERAL INCOME TAXES

   The provision for federal income taxes is comprised of two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities. The deferred federal income tax asset is recognized to the extent that future realization of the tax benefit is more likely than not, with a valuation allowance for the portion that is not likely to be recognized.

   Future Application of Accounting Standards

   In December 1997, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" (SOP 97-3). SOP 97-3 provides guidance for determining when an entity should recognize a liability for guaranty-fund and other insurance-related assessments, how to measure that liability, and when an asset may be recognized for the recovery of such assessments through premium tax offsets or policy surcharges. This SOP is effective for financial statements for fiscal years beginning after December 15, 1998, and the effect of initial adoption is to be reported as a cumulative catch-up adjustment. Restatement of previously issued financial statements is not allowed. The Company has not yet determined when it will implement this SOP and does not anticipate any material impact on the Company's financial condition, results of operations or liquidity.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   In June 1997, the FASB issued Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" (FAS 130). FAS 130 establishes standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. All items that are required to be recognized under accounting standards as components of comprehensive income are to be reported in a financial statement that is displayed with the same prominence as other financial statements. FAS 130 stipulates that comprehensive income reflect the change in equity of an enterprise during a period from transactions and other events and circumstances from non-owner sources. Comprehensive income will thus represent the sum of net income and other comprehensive income, although FAS 130 does not require the use of the terms comprehensive income or other comprehensive income. The accumulated balance of other comprehensive income shall be displayed separately from retained earnings and additional paid-in capital in the statement of financial position. FAS 130 is effective for fiscal years beginning after December 15, 1997. The Company anticipates that the adoption of FAS 130 will result primarily in reporting unrealized gains and losses on investments in debt and equity securities in comprehensive income.

   In June 1997, the FASB also issued Statement of Financial Accounting Standards No. 131, "Disclosures About Segments of an Enterprise and Related Information" (FAS 131). FAS 131 establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. FAS 131 supersedes Statement of Financial Accounting Standards No. 14, "Financial Reporting for Segments of a Business Enterprise" (FAS 14). FAS 131 requires that all public enterprises report financial and descriptive information about its reportable operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. FAS 131 is effective for fiscal years beginning after December 15, 1997. The Company is currently determining the impact of the adoption of FAS 131.

2. DISPOSITIONS AND DISCONTINUED OPERATIONS

   On January 3, 1995, the Company and its affiliates completed the sale of their group life and related non-medical group insurance businesses to MetLife for $350 million and recognized in the first quarter of 1995 a gain of $20 million net of taxes. In connection with the sale, the Company ceded 100% of its risks in the group life and related businesses to MetLife on an indemnity reinsurance basis, effective January 1, 1995. In connection with the reinsurance transaction, the Company transferred assets with a fair market value of approximately $1.5 billion to MetLife, equal to the statutory reserves and other liabilities transferred.

   On January 3, 1995, the Company and MetLife and certain of their affiliates, formed the MetraHealth joint venture by contributing their group medical businesses to MetraHealth, in exchange for shares of common stock of MetraHealth. No gain was recognized as a result of this transaction . Upon formation of the joint venture, the Company owned 42% of the outstanding capital stock of MetraHealth, TIGI owned 8% and the other 50% was owned by MetLife and its affiliates. In March 1995, MetraHealth acquired HealthSpring, Inc. for common stock of MetraHealth resulting in a reduction in the participation of the Company and TIGI, and MetLife in the MetraHealth venture to 48.25% each. As the medical insurance business of the Company came due for renewal, the risks were transferred to MetraHealth and the related operating results for this medical insurance business were reported by the Company in 1995 as part of discontinued operations.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   On October 2, 1995, the Company and its affiliates completed the sale of their ownership in MetraHealth to United HealthCare Corporation and through that date had accounted for its interest in MetraHealth on the equity method. Gross proceeds to the Company in 1995 were $708 million in cash, an after-tax gain of $111 million was recognized. During 1996 the Company received a contingency payment based on MetraHealth's 1995 results. In conjunction with this payment, certain reserves associated with the group medical business and exit costs related to the discontinued operations were reevaluated resulting in a final after-tax gain of $26 million.

   All of the businesses sold to MetLife or contributed to MetraHealth were included in the Company's Managed Care and Employee Benefit Operations (MCEBO) segment prior to 1995. The Company's discontinued operations in 1996 and 1995 reflect the results of the medical insurance business not transferred, the equity interest in the earnings of MetraHealth through October 2, 1995 (date of sale) and the gains from sales of these businesses. Revenues from discontinued operations were insignificant for the year ended December 31, 1996 and $1.2 billion for the year ended December 31, 1995.

   In September 1995, Travelers Group made a pro rata distribution to its stockholders of shares of Class A Common Stock of Transport Holdings Inc., which at the time was a wholly owned subsidiary of Travelers Group and was the indirect owner of the business of Transport Life. Immediately prior to this distribution, the Company distributed Transport, an indirect wholly owned subsidiary of the Company, to TIGI as a return of capital, resulting in a reduction in additional paid-in capital of $334 million. The results of Transport through September 1995 are included in income from continuing operations.

3. COMMERCIAL PAPER AND LINES OF CREDIT

   The Company issues commercial paper directly to investors. No commercial paper was outstanding at December 31, 1997 and $50 million was outstanding at December 31, 1996. The Company maintains unused credit availability under bank lines of credit at least equal to the amount of the outstanding commercial paper. Interest expense related to the commercial paper was not significant in 1997 or 1996.

   Travelers Group, Commercial Credit Company (CCC) (an indirect wholly owned subsidiary of Travelers Group) and the Company have an agreement with a syndicate of banks to provide $1.0 billion of revolving credit, to be allocated to any of Travelers Group, CCC or the Company. The Company's participation in this agreement is limited to $250 million. The revolving credit facility consists of a five-year revolving credit facility that expires in 2001. At December 31, 1997, $50 million was allocated to the Company. Under this facility the Company is required to maintain certain minimum equity and risk-based capital levels. At December 31, 1997, the Company was in compliance with these provisions. There were no amounts outstanding under this agreement at December 31, 1997 and 1996. If the Company had borrowings on this facility, the interest rate would be based upon LIBOR plus a negotiated margin.

\                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


4. REINSURANCE

   The Company participates in reinsurance in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term coinsurance and modified coinsurance. The Company remains primarily liable as the direct insurer on all risks reinsured. During 1997, new universal life business was reinsured under an 80%/20% quota share reinsurance program and new term life business was reinsured under a 90%/10% quota share reinsurance program. Maximum retention of $1.5 million is generally reached on policies in excess of $7.5 million. For other plans of insurance, it is the policy of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies, which limits vary with age and underwriting classification. Generally, the maximum retention on an ordinary life risk is $1.5 million.

   The Company writes workers' compensation business through its Accident Department. This business is ceded 100% to an affiliate, The Travelers Indemnity Company.

   A summary of reinsurance financial data reflected within the consolidated statement of operations and retained earnings is presented below ($ in millions):

       ---------------------------------------------------------------------
       WRITTEN PREMIUMS                         1997      1996       1995
       ---------------------------------------------------------------------
       Direct                                  $2,148    $1,982    $2,166
       Assumed from:
          Non-affiliated companies                  1         5        --
       Ceded to:
          Affiliated companies                   (280)     (284)     (374)
          Non-affiliated companies               (273)     (309)     (302)
       ---------------------------------------------------------------------
       Total Net Written Premiums              $1,596    $1,394    $1,490
       =====================================================================

       ---------------------------------------------------------------------
       EARNED PREMIUMS                          1997      1996       1995
       ---------------------------------------------------------------------
       Direct                                  $2,170    $1,897    $2,067
       Assumed from:
          Non-affiliated companies                  1         5        --
       Ceded to:
          Affiliated companies                   (321)     (219)     (283)
          Non-affiliated companies               (291)     (315)     (298)
       ---------------------------------------------------------------------
       Total Net Earned Premiums               $1,559    $1,368    $1,486
       =====================================================================

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Reinsurance recoverables at December 31, 1997 and 1996 include amounts recoverable on unpaid and paid losses and were as follows ($ in millions):

       ----------------------------------------------------------
       REINSURANCE RECOVERABLES                1997      1996
       ----------------------------------------------------------
       Life and Accident and Health
       Business:
          Non-affiliated companies             $1,362    $1,497
       Property-Casualty Business:
          Affiliated companies                  2,977     2,361
       ----------------------------------------------------------
       Total Reinsurance Recoverables          $4,339    $3,858
       ==========================================================

   Total reinsurance recoverables at December 31, 1997 and 1996 include $697 million and $720 million, respectively, from MetLife in connection with the sale of the Company's group life and related businesses. See Note 2.

5. SHAREHOLDER'S EQUITY

   Additional Paid-In Capital

   The increase of $17 million in additional paid-in capital during 1997 is due to tax benefits related to exercising Travelers Group stock options by the Company's employees.

   Unrealized Investment Gains (Losses)

   An analysis of the change in unrealized gains and losses on investments is shown in Note 13.

   Shareholder's Equity and Dividend Availability

   The Company's statutory net income, which includes all insurance subsidiaries, was $754 million, $656 million, and $235 million for the years ended December 31, 1997, 1996 and 1995, respectively.

   The Company's statutory capital and surplus was $4.12 billion and $3.44 billion at December 31, 1997 and 1996, respectively.

   The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. Statutory surplus of $551 million is available in 1998 for dividend payments by the Company without prior approval of the Connecticut Insurance Department. In addition, under a revolving credit facility, the Company is required to maintain certain minimum equity and risk based capital levels. The Company is in compliance with these covenants at December 31, 1997 and 1996.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


6. DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

   Derivative Financial Instruments

   The Company uses derivative financial instruments, including financial futures, equity options, forward contracts and interest rate swaps as a means of hedging exposure to foreign currency, equity price changes and/or interest rate risk on anticipated transactions or existing assets and liabilities. The Company does not hold or issue derivative instruments for trading purposes.

   These derivative financial instruments have off-balance sheet risk. Financial instruments with off-balance sheet risk involve, to varying degrees, elements of credit and market risk in excess of the amount recognized in the balance sheet. The contract or notional amounts of these instruments reflect the extent of involvement the Company has in a particular class of financial instrument. However, the maximum loss of cash flow associated with these instruments can be less than these amounts. For forward contracts and interest rate swaps, credit risk is limited to the amounts calculated to be due the Company on such contracts. Financial futures contracts and purchased listed option contracts have little credit risk since organized exchanges are the counterparties.

   The Company monitors creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance sheet financial instruments. The controls include credit approvals, limits and other monitoring procedures.

   The Company uses exchange traded financial futures contracts to manage its exposure to changes in interest rates which arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts to offset asset price changes resulting from changes in market interest rates until an investment is purchased or a product is sold.

   Margin payments are required to enter a futures contract and contract gains or losses are settled daily in cash. The contract amount of futures contracts represents the extent of the Company's involvement, but not future cash requirements, as open positions are typically closed out prior to the delivery date of the contract.

   At December 31, 1997 and 1996, the Company held financial futures contracts with notional amounts of $625 million and $169 million, respectively, and a deferred gain of $.7 million and a deferred loss of $4.1 million and a deferred gain of $1.2 million, and a deferred loss of $.1 million, respectively. Total losses of $5.8 million and gains of $2.0 million from financial futures were deferred at December 31, 1997 and 1996, respectively, relating to anticipated investment purchases and investment product sales, and are reported as other liabilities. At December 31, 1997 and 1996, the Company's futures contracts had no fair value because these contracts were marked to market and settled in cash daily.

   The off-balance sheet risks of equity options, forward contracts, and interest rate swaps were not significant at December 31, 1997 and 1996.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The Company purchased a 5-year interest rate cap, with a notional amount of $200 million, from Travelers Group in 1995 to hedge against losses that could result from increasing interest rates. This instrument, which does not have off-balance sheet risk, gives the Company the right to receive payments if interest rates exceed specific levels at specific dates. The premium of $2 million paid for this instrument is being amortized over its life. The interest rate cap asset is reported at fair value which is $0 and $1 million at December 31, 1997 and 1996, respectively.

   Financial Instruments with Off-Balance Sheet Risk

   In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships. The off-balance sheet risk of these financial instruments was not significant at December 31, 1997 and 1996.

   Fair Value of Certain Financial Instruments

   The Company uses various financial instruments in the normal course of its business. Fair values of financial instruments that are considered insurance contracts are not required to be disclosed and are not included in the amounts discussed.

   At December 31, 1997 and 1996, investments in fixed maturities had a carrying value and a fair value of $21.5 billion and $19.6 billion, respectively. See Notes 1 and 13.

   At December 31, 1997 and 1996, mortgage loans had a carrying value of $2.9 billion, which approximated fair value. In estimating fair value, the Company used interest rates reflecting the higher returns required in the current real estate financing market.

   The carrying values of $143 million and $174 million of financial instruments classified as other assets approximated their fair values at December 31, 1997 and 1996, respectively. The carrying values of $2.0 billion and $850 million of financial instruments classified as other liabilities also approximated their fair values at December 31, 1997 and 1996, respectively. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

   At December 31, 1997, contractholder funds with defined maturities had a carrying value of $2.3 billion and a fair value of $2.3 billion, compared with a carrying value of $1.4 billion and a fair value of $1.5 billion at December 31, 1996. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company's credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $9.7 billion and a fair value of $9.5 billion at December 31, 1997, compared with a carrying value of $9.1 billion and a fair value of $8.8 billion at December 31, 1996. These contracts generally are valued at surrender value.

   The assets of separate accounts providing a guaranteed return had a carrying value and a fair value of $260 million and $260 million, respectively, at December 31, 1997, compared with a carrying value and a fair value of $217 million and $217 million, respectively, at December 31, 1996. The liabilities of separate accounts providing a guaranteed return had a carrying value and a fair value of $209 million and $206 million, respectively, at December 31, 1997, compared with a carrying value and a fair value of $208 million and $204 million, respectively, at December 31, 1996.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The carrying values of cash, short-term securities, trading securities, investment income accrued, trading securities sold not purchased, and commercial paper approximated their fair values.

   The carrying value of policy loans, which have no defined maturities, is considered to be fair value.


7. COMMITMENTS AND CONTINGENCIES

   Financial Instruments with Off-Balance Sheet Risk

   See Note 6 for a discussion of financial instruments with off-balance sheet risk.

   Litigation

   In March 1997, a purported class action entitled Patterman v. The Travelers, Inc. was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. In April 1997, the lawsuit was removed to the U.S. District Court for the Southern District of Georgia, and in October 1997, the lawsuit was remanded to the Superior Court of Richmond County. Later in October 1997, the defendants answered the complaint, denied liability and asserted numerous affirmative defenses. In February 1998, the Superior Court of Richmond County transferred the lawsuit to the Superior Court of Gwinnett County, Georgia, and certified the transfer order for immediate appellate review. Also in February 1998, plaintiffs served an application for appellate review of the transfer order; defendants subsequently opposed that application; and later in February 1998, the Court of Appeals of the State of Georgia granted plaintiffs' application for appellate review. Pending appeal proceedings in the trial court have been stayed. The Company intends to vigorously contest the litigation.

   The Company is also a defendant or co-defendant in various other litigation matters in the normal course of business. Although there can be no assurances, as of December 31, 1997, the Company believes, based on information currently available, that the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on its results of operations, financial condition or liquidity.


8. BENEFIT PLANS

   Pension and Other Postretirement Benefits

   The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by an affiliate. In addition, the Company provides certain other postretirement benefits to retired employees through a plan sponsored by an affiliate. The Company's share of net expense for the qualified pension and other postretirement benefit plans was not significant for 1997, 1996 and 1995. Beginning January 1, 1996, the Company's other postretirement benefit plans were amended to restrict benefit eligibility to retirees and certain retiree-eligible employees. Previously, covered employees could become eligible for postretirement benefits if they reached retirement age while working for the Company.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Through plans sponsored by TIGI, the Company also provides defined contribution pension plans for certain agents. Company contributions are primarily a function of production. The expense for these plans was not significant in 1997, 1996 and 1995.

   401(k) Savings Plan

   Substantially all of the Company's employees are eligible to participate in a 401(k) savings plan sponsored by Travelers Group. Prior to January 1, 1996, the Company made matching contributions to the 401(k) savings plan on behalf of participants in the amount of 50% of the first 5% of pre-tax contributions made by the employee, plus an additional variable matching contribution based on the profitability of TIGI and its subsidiaries. During 1996, the Company made matching contributions in an amount equal to the lesser of 100% of the pre-tax contributions made by the employee or $1,000. Effective January 1, 1997, the Company discontinued matching contributions for the majority of its employees. The Company's expenses in connection with the 401(k) savings plan were not significant in 1997, 1996 and 1995.


9. RELATED PARTY TRANSACTIONS

   The principal banking functions, including payment of salaries and expenses, for certain subsidiaries and affiliates of TIGI are handled by two companies. The Travelers Insurance Company (Life Department) handles banking functions for the life and annuity operations of Travelers Life and Annuity and some of its non-insurance affiliates. The Travelers Indemnity Company handles banking functions for the property-casualty operations, including most of its property-casualty insurance and non-insurance affiliates. Settlements between companies are made at least monthly. The Company provides various employee benefits coverages to employees of certain subsidiaries of TIGI. The premiums for these coverages were charged in accordance with cost allocation procedures based upon salaries or census. In addition, investment advisory and management services, data processing services and claims processing services are shared with affiliated companies. Charges for these services are shared by the companies on cost allocation methods based generally on estimated usage by department.

   The Company maintains a short-term investment pool in which its insurance affiliates participate. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 1997 and 1996, the pool totaled approximately $2.6 billion and $2.9 billion, respectively. The Company's share of the pool amounted to $725 million and $196 million at December 31, 1997 and 1996, respectively, and is included in short-term securities in the consolidated balance sheet.

   The Company sells structured settlement annuities to The Travelers Indemnity Company in connection with the settlement of certain policyholder obligations. Such deposits were $88 million, $40 million, and $38 million for 1997, 1996 and 1995, respectively.

   The Company markets deferred annuity products and life and health insurance through its affiliate, Salomon Smith Barney. Premiums and deposits related to these products were $1.0 billion, $820 million, and $583 million in 1997, 1996 and 1995, respectively.

   At December 31, 1996, the Company had an investment of $22 million in bonds of its affiliate, CCC. This was included in fixed maturities in the consolidated balance sheet.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The Company had an investment of $1.15 billion and $648 million in common stock of Travelers Group at December 31, 1997 and 1996, respectively. This investment is carried at fair value.

   The Company participates in a stock option plan sponsored by Travelers Group that provides for the granting of stock options in Travelers Group common stock to officers and key employees. To further encourage employee stock ownership, during 1997 Travelers Group introduced the WealthBuilder stock option program. Under this program all employees meeting certain requirements have been granted Travelers Group stock options.

   The Company applies APB 25 and related interpretations in accounting for stock options. Since stock options under the Travelers Group plans are issued at fair market value on the date of award, no compensation cost has been recognized for these awards. FAS 123 provides an alternative to APB 25 whereby fair values may be ascribed to options using a valuation model and amortized to compensation cost over the vesting period of the options.

   Had the Company applied FAS 123 in accounting for Travelers Group stock options, net income would have been the pro forma amounts indicated below:

      -----------------------------------------------------------------------
      YEAR ENDING DECEMBER 31,             1997        1996         1995
      ($ IN MILLIONS)
      -----------------------------------------------------------------------
      Net income, as reported              $839         $659        $750
      -----------------------------------------------------------------------
      FAS 123 pro forma adjustments,         (9)          (3)         (1)
      after tax
      -----------------------------------------------------------------------
      Net income, pro forma                $830         $656        $749

   The Company has an interest rate cap agreement with Travelers Group. See Note 6.

10. LEASES

   Most leasing functions for TIGI and its subsidiaries are administered by TAP. In 1996, TAP assumed the obligations for several leases. Rent expense related to all leases are shared by the companies on a cost allocation method based generally on estimated usage by department. Rent expense was $15 million, $24 million, and $22 million in 1997, 1996 and 1995, respectively.

       --------------------------------------------------
       YEAR ENDING DECEMBER 31,       MINIMUM OPERATING
       ($ in millions)                 RENTAL PAYMENTS
       --------------------------------------------------
       1998                                 $  49
       1999                                    44
       2000                                    43
       2001                                    45
       2002                                    43
       Thereafter                             337
       --------------------------------------------------
       Total Rental Payments                 $561
       ==================================================

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Future sublease rental income of approximately $73 million will partially offset these commitments. Also, the Company will be reimbursed for 50% of the rental expense for a particular lease totaling $218 million, by an affiliate. Minimum future capital lease payments are not significant.

   The Company is reimbursed for use of furniture and equipment through cost sharing agreements by its affiliates.

11. FEDERAL INCOME TAXES

       EFFECTIVE TAX RATE
       ---------------------------------------------------------------------
       For The Year Ended December 31,         1997      1996       1995
       ($ in millions)
       ---------------------------------------------------------------------
       Income Before Federal Income Taxes     $1,283     $ 975      $ 837
       Statutory Tax Rate                        35%        35%        35%
       ---------------------------------------------------------------------
       Expected Federal Income Taxes            449        341        293
       Tax Effect of:
          Non-taxable investment income          (4)        (3)        (4)
          Other, net                             (1)         4          1
       =====================================================================
       Federal Income Taxes                   $ 444      $ 342      $ 290
       =====================================================================
       Effective Tax Rate                        35%        35%        35%
       ---------------------------------------------------------------------

       COMPOSITION OF FEDERAL INCOME TAXES
       Current:
          United States                       $ 410       $ 263     $ 220
          Foreign                                24          21        13
       ---------------------------------------------------------------------
          Total                                 434         284       233
       ---------------------------------------------------------------------
       Deferred:
          United States                          10          57        52
          Foreign                                --           1         5
       ---------------------------------------------------------------------
          Total                                  10          58        57
       ---------------------------------------------------------------------
       Federal Income Taxes                   $ 444       $ 342     $ 290
       =====================================================================

   Tax benefits allocated directly to shareholder's equity for the years ended December 31, 1997, 1996 and 1995 were $17 million, $8 million and $7 million, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The net deferred tax liabilities at December 31, 1997 and 1996 were comprised of the tax effects of temporary differences related to the following assets and liabilities:

($ in millions)                                                  1997        1996
                                                                -------     -------
Deferred Tax Assets:
   Benefit, reinsurance and other reserves                       $  550      $  510
   Contractholder funds                                              11          32
   Operating lease reserves                                          68          71
   Other employee benefits                                          102         104
   Other                                                            139         121
-----------------------------------------------------------------------------------
      Total                                                         870         838
-----------------------------------------------------------------------------------
Deferred Tax Liabilities:
   Deferred acquisition costs and value of                          608         571
   insurance in force
   Investments, net                                                 484         131
   Other                                                             87          93
-----------------------------------------------------------------------------------
      Total                                                       1,179         795
-----------------------------------------------------------------------------------
Net Deferred Tax (Liability) Asset Before Valuation Allowance      (309)         43
Valuation Allowance for Deferred Tax Assets                        (100)       (100)
-----------------------------------------------------------------------------------
Net Deferred Tax Liability After Valuation Allowance             $ (409)     $  (57)
-----------------------------------------------------------------------------------

   Starting in 1994 and continuing for at least five years, the Company and its life insurance subsidiaries will file a consolidated federal income tax return. Federal income taxes are allocated to each member of the consolidated group on a separate return basis adjusted for credits and other amounts required by the consolidation process. Any resulting liability will be paid currently to the Company. Any credits for losses will be paid by the Company to the extent that such credits are for tax benefits that have been utilized in the consolidated federal income tax return.

   A net deferred tax asset valuation allowance of $100 million has been established to reduce the deferred tax asset on investment losses to the amount that, based upon available evidence, is more likely than not to be realized. Reversal of the valuation allowance is contingent upon the recognition of future capital gains in the Company's consolidated life insurance company federal income tax return through 1998, and if life/non-life consolidation is elected in 1999, the consolidated federal income tax return of Travelers Group commencing in 1999, or a change in circumstances which causes the recognition of the benefits to become more likely than not. There was no change in the valuation allowance during 1997. The initial recognition of any benefit produced by the reversal of the valuation allowance will be recognized by reducing goodwill.

   At December 31, 1997, the Company had no ordinary or capital loss carryforwards.

   The policyholders surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account, which, under provisions of the Tax Reform Act of 1984, will not increase after 1983, is estimated to be $932 million. This amount has not been subjected to current income taxes but, under certain conditions that management considers to be remote, may become subject to income taxes in future years. At current rates, the maximum amount of such tax (for which no provision has been made in the financial statements) would be approximately $326 million.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)





12. NET INVESTMENT INCOME

       ---------------------------------------------------------------------
       FOR THE YEAR ENDED DECEMBER 31,         1997      1996       1995
       ($ in millions)
       ---------------------------------------------------------------------
       GROSS INVESTMENT INCOME
          Fixed maturities                     $1,460   $1,387     $1,248
          Mortgage loans                          291      334        419
          Policy loans                            137      156        166
          Real estate held for sale                88       94        111
          Other, including trading                150       77         97
          securities
       ---------------------------------------------------------------------
                                                2,126    2,048      2,041
       ---------------------------------------------------------------------
       Investment expenses                         89       98        157
       ---------------------------------------------------------------------
       Net investment income                   $2,037   $1,950     $1,884
       ---------------------------------------------------------------------


13. INVESTMENTS AND INVESTMENT GAINS (LOSSES)

   Realized investment gains (losses) for the periods were as follows:

       ---------------------------------------------------------------------
       FOR THE YEAR ENDED DECEMBER 31,         1997      1996       1995
       ($ in millions)
       ---------------------------------------------------------------------
       REALIZED INVESTMENT GAINS
          Fixed maturities                       $71      $(63)      $(43)
          Equity securities                       (9)       47         36
          Mortgage loans                          59        49         47
          Real estate held for sale               67        33         18
          Other                                   11        (1)        48
       ---------------------------------------------------------------------
             Total Realized Investment Gains    $199       $65       $106
       ---------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Changes in net unrealized investment gains (losses) that are included as a separate component of shareholder's equity were as follows:

       -------------------------------------------------------------------------
       FOR THE YEAR ENDED DECEMBER 31,              1997      1996      1995
       ($ in millions)
       -------------------------------------------------------------------------
       UNREALIZED INVESTMENT GAINS
          Fixed maturities                         $  446    $ (323)    $1,974
          Equity securities                            25       (35)        46
          Other                                       520       220        200
       -------------------------------------------------------------------------
             Total Realized Investment Gains          991      (138)     2,220
       -------------------------------------------------------------------------

          Related taxes                               350       (43)       778
       -------------------------------------------------------------------------
          Change in unrealized investment gains
          (losses)                                    641       (95)     1,442
          Balance beginning of year                   587       682       (760)
       -------------------------------------------------------------------------
             Balance End of Year                   $1,228    $  587     $  682
       -------------------------------------------------------------------------

   Included in Other are gains of $506 million, $203 million and $214 million for 1997, 1996 and 1995, respectively, related to appreciation of Travelers Group stock.

   Fixed Maturities

   Proceeds from sales of fixed maturities classified as available for sale were $7.6 billion, $10.2 billion and $6.8 billion in 1997, 1996 and 1995, respectively. Gross gains of $170 million, $107 million and $80 million and gross losses of $99 million, $175 million and $124 million in 1997, 1996 and 1995, respectively, were realized on those sales.

   Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which a quoted market price or dealer quote are not available amounted to $5.1 billion and $4.6 billion at December 31, 1997 and 1996, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The amortized cost and fair value of investments in fixed maturities were as follows:

---------------------------------------------------------------------------------------
DECEMBER 31, 1997                                         GROSS       GROSS
($ in millions)                              AMORTIZED  UNREALIZED  UNREALIZED   FAIR
                                                COST      GAINS       LOSSES     VALUE
---------------------------------------------------------------------------------------
AVAILABLE FOR SALE:
   Mortgage-backed securities - CMOs and
   pass-through securities                     $ 3,842    $   124    $     2    $ 3,964
   U.S. Treasury securities and obligations
   of U.S. Government and government
   agencies and authorities                      1,580        149          1      1,728
   Obligations of states, municipalities
   and political subdivisions                       78          8         --         86
   Debt securities issued by
   foreign governments                             622         31          4        649
   All other corporate bonds                    14,548        547         24     15,071
   Redeemable preferred stock                       12          1         --         13
---------------------------------------------------------------------------------------
      Total Available For Sale                 $20,682        860         31    $21,511
---------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
DECEMBER 31, 1996                                           GROSS      GROSS
($ in millions)                               AMORTIZED  UNREALIZED  UNREALIZED   FAIR
                                                 COST       GAINS      LOSSES     VALUE
----------------------------------------------------------------------------------------
AVAILABLE FOR SALE:
   Mortgage-backed securities - CMOs and
   pass-through securities                      $ 3,821    $    71    $    23    $ 3,869
   U.S. Treasury securities and obligations
   of U.S. Government and government
   agencies and authorities                       1,329         56          4      1,381
   Obligations of states, municipalities and
   political subdivisions                            89          1          1         89
   Debt securities issued by foreign
   governments                                      618         26          3        641
   All other corporate bonds                     13,421        273         43     13,651
   Redeemable preferred stock                         6         --         --          6
----------------------------------------------------------------------------------------
      Total Available For Sale                  $19,284    $   427    $    74    $19,637
----------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The amortized cost and fair value of fixed maturities at December 31, 1997, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

       ----------------------------------------------------------
       ($ in millions)                       AMORTIZED   FAIR
                                               COST      VALUE
       ----------------------------------------------------------
       MATURITY:
          Due in one year or less            $ 1,184     $ 1,191
          Due after 1 year through 5 years     5,200       5,335
          Due after 5 years through 10 years   5,332       5,515
          Due after 10 years                   5,124       5,506
       ---------------------------------------------------------
                                              16,840      17,547
       ---------------------------------------------------------
          Mortgage-backed securities           3,842       3,964
       ---------------------------------------------------------
             Total Maturity                  $20,682     $21,511
       ---------------------------------------------------------

   The Company makes investments in collateralized mortgage obligations (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class (PAC) tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

   At December 31, 1997 and 1996, the Company held CMOs classified as available for sale with a fair value of $2.1 billion and $2.0 billion, respectively. Approximately 72% and 88%, respectively, of the Company's CMO holdings are fully collateralized by GNMA, FNMA or FHLMC securities at December 31, 1997 and 1996. In addition, the Company held $1.9 billion and $1.9 billion of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at December 31, 1997 and 1996, respectively. Virtually all of these securities are rated AAA.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

   Equity Securities
   The cost and fair values of investments in equity securities were as follows:

   -----------------------------------------------------------------------------
   EQUITY SECURITIES:
                                                   GROSS      GROSS
   ($ in millions)                              UNREALIZED  UNREALIZED     FAIR
                                         COST      GAINS      LOSSES       VALUE
   -----------------------------------------------------------------------------
   DECEMBER 31, 1997
      Common stocks                      $179       $ 34       $ 11        $202
      Non-redeemable preferred stocks     301         13          4         310
   -----------------------------------------------------------------------------
         Total Equity Securities         $480       $ 47       $ 15        $512
   -----------------------------------------------------------------------------

   DECEMBER 31, 1996
      Common stocks                      $212       $ 39       $ 30        $221
      Non-redeemable preferred stocks     118          2          3         117
   -----------------------------------------------------------------------------
         Total Equity Securities         $330       $ 41       $ 33        $338
   -----------------------------------------------------------------------------

   Proceeds from sales of equity securities were $341 million, $487 million and $379 million in 1997, 1996 and 1995, respectively. Gross gains of $53 million, $64 million and $27 million and gross losses of $62 million, $11 million and $2 million in 1997, 1996 and 1995, respectively, were realized on those sales.

   Mortgage Loans and Real Estate Held For Sale

   Underperforming assets include delinquent mortgage loans, loans in the process of foreclosure, foreclosed loans and loans modified at interest rates below market.

   At December 31, 1997 and 1996, the Company's mortgage loan and real estate held for sale portfolios consisted of the following ($ in millions):

       ----------------------------------------------------------
                                               1997      1996
       ----------------------------------------------------------
       Current Mortgage Loans                $2,866     $2,869
       Underperforming Mortgage Loans             3         51
       ----------------------------------------------------------
          Total                               2,869      2,920
       ----------------------------------------------------------

       Real Estate Held For Sale                134        297
       ----------------------------------------------------------
          Total                              $3,003     $3,217
       ----------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

   Aggregate annual maturities on mortgage loans at December 31, 1997 are as follows:

       ------------------------------------------------
       YEAR ENDING DECEMBER 31,
       ($ in millions)
       ------------------------------------------------
       Past Maturity                          $   54
       1998                                      243
       1999                                      252
       2000                                      321
       2001                                      393
       2002                                      121
       Thereafter                              1,485
       ------------------------------------------------
          Total                               $2,869
       ================================================

   Joint Venture

   In October 1997, the Company and Tishman Speyer Properties (Tishman), a worldwide real estate owner, developer and manager, formed a joint real estate venture with an initial equity commitment of $792 million. The Company and certain of its affiliates committed $420 million in real estate equity and $100 million in cash while Tishman committed $272 million in properties and cash. Both companies are serving as asset managers for the venture and Tishman is primarily responsible for the venture's real estate acquisition and development efforts.

   Trading Securities

   Trading securities are held in a special purpose subsidiary, Tribeca Investments LLC.

       -----------------------------------------------------
       TRADING SECURITIES OWNED                      1997
       Merger arbitrage                              $352
       Convertible bond arbitrage                     370
       Other                                           78
       -----------------------------------------------------
          Total                                      $800
       -----------------------------------------------------

       TRADING SECURITIES SOLD NOT YET PURCHASED

       Merger arbitrage                              $213
       Convertible bond arbitrage                     249
       -----------------------------------------------------
          Total                                      $462
       -----------------------------------------------------

   The Company's trading portfolio investments and related liabilities are normally held for periods less than six months. Therefore, expected future cash flows for these assets and liabilities are expected to be realized in less than one year.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

   Concentrations

   At December 31, 1997 and 1996, the Company had no concentration of credit risk in a single investee exceeding 10% of consolidated shareholder's equity.

   The Company participates in a short-term investment pool maintained by an affiliate. See Note 9.

   Included in fixed maturities are below investment grade assets totaling $1.4 billion and $1.1 billion at December 31, 1997 and 1996, respectively. The Company defines its below investment grade assets as those securities rated "Ba1" or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds that are classified as below investment grade loans.

   The Company had concentrations of investments, primarily fixed maturities, in the following industries:

       -------------------------------------------------
       ($ in millions)                1997      1996
       -------------------------------------------------
       Banking                        $2,215   $1,959
       Finance                         1,556    1,823
       Electric Utilities              1,377    1,093
       Asset-Backed Credit Cards         778      688
       -------------------------------------------------

   Below investment grade assets included in the preceding table were not significant.

   At December 31, 1997 and 1996, concentrations of mortgage loans were for properties located in highly populated areas in the states listed below:

       -------------------------------------------------
       ($ in millions)                 1997      1996
       -------------------------------------------------
       California                       $794     $643
       New York                          310      297
       -------------------------------------------------

   Other mortgage loan investments are relatively evenly dispersed throughout the United States, with no holdings in any state exceeding $284 million and $258 million at December 31, 1997 and 1996, respectively.

   Concentrations of mortgage loans by property type at December 31, 1997 and 1996 were as follows:

       -------------------------------------------------
       ($ in millions)                 1997     1996
       -------------------------------------------------
       Office                         $1,382   $1,208
       Agricultural                      771      693
       Apartment                         204      291
       Hotel                             201      217
       -------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

   The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

   Non-Income Producing Investments

   Investments included in the consolidated balance sheets that were non-income producing for the preceding 12 months were insignificant.

   Restructured Investments

   The Company had mortgage loans and debt securities that were restructured at below market terms totaling approximately $7 million and $18 million at December 31, 1997 and 1996, respectively. The new terms typically defer a portion of contract interest payments to varying future periods. The accrual of interest is suspended on all restructured assets, and interest income is reported only as payment is received. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such loans amounted to $.9 million in 1997 and $5 million in 1996. Interest on these assets, included in net investment income, aggregated $.2 million and $2 million in 1997 and 1996, respectively.

14. DEPOSIT FUNDS AND RESERVES

   At December 31, 1997, the Company had $24.0 billion of life and annuity deposit funds and reserves. Of that total, $13.0 billion is not subject to discretionary withdrawal based on contract terms. The remaining $11.0 billion is for life and annuity products that are subject to discretionary withdrawal by the contractholder. Included in the amount that is subject to discretionary withdrawal is $2.0 billion of liabilities that are surrenderable with market value adjustments. Also included are an additional $5.2 billion of the life insurance and individual annuity liabilities which are subject to discretionary withdrawals, and have an average surrender charge of 4.8%. In the payout phase, these funds are credited at significantly reduced interest rates. The remaining $3.8 billion of liabilities are surrenderable without charge. More than 16.8% of these relate to individual life products. These risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent against withdrawal by long-term policyholders. Insurance liabilities that are surrendered or withdrawn are reduced by outstanding policy loans and related accrued interest prior to payout.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


15. RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES

   The following table reconciles net income to net cash provided by operating activities:

--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,                       1997       1996      1995
($ in millions)
--------------------------------------------------------------------------------
Net Income From Continuing Operations                 $ 839     $ 633     $ 547
   Adjustments to reconcile net income to
   net cash provided by operating activities:
      Realized gains                                   (199)      (65)     (106)
      Deferred federal income taxes                      10        58        57
      Amortization of deferred policy
      acquisition costs and value of
      insurance in force                                293       281       290
      Additions to deferred policy
      acquisition costs                                (471)     (350)     (454)
      Investment income accrued                          14         2        (9)
      Premium balances receivable                         3        (6)       (8)
      Insurance reserves and accrued expenses           131        (1)      291
      Other                                             206       255        62
--------------------------------------------------------------------------------
      Net cash provided by operating activities         826       807       670
      Net cash used in discontinued operations           --      (350)     (596)
      Net cash provided by operations                 $ 826     $ 457     $  74
--------------------------------------------------------------------------------


16. NON-CASH INVESTING AND FINANCING ACTIVITIES

   Significant noncash investing and financing activities include: a) the conversion of $119 million of real estate held for sale to other invested assets as a joint venture in 1997; b) the 1995 transfer of assets with a fair market value of approximately $1.5 billion and statutory reserves and other liabilities of approximately $1.5 billion to MetLife (see Note 2); c) the 1995 return of capital of Transport to TIGI (see Note 2); d) the acquisition of real estate through foreclosures of mortgage loans amounting to $10 million, $117 million and $97 million in 1997, 1996 and 1995, respectively;
   e) the acceptance of purchase money mortgages for sales of real estate aggregating $4 million, $23 million and $27 million in 1997, 1996 and 1995, respectively.

                                  VINTAGE LIFE
                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE


                  INDIVIDUAL VARIABLE LIFE INSURANCE POLICIES

                                   ISSUED BY
             THE TRAVELERS INSURANCE COMPANY HARTFORD, CONNECTICUT


L-12430                                                                May, 1998

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

Section 33-770 of the Connecticut General Statutes regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

C.G.S. Section 33-770 provides an exclusive remedy; a Connecticut corporation cannot indemnify a director or officer to an extent either greater or less than that authorized by the statute, e.g., pursuant to its certificate of incorporation, by-laws, or any separate contractual arrangement. However, the statute does specifically authorize a corporation to procure indemnification insurance to provide greater indemnification rights. The premiums for such insurance may be shared with the insured individuals on an agreed basis.

Travelers Group Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Depositor. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

               UNDERTAKING TO REPRESENT REASONABLENESS OF CHARGES

The Company hereby represents that the aggregate charges under the Policy of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

-     The facing sheet.

-     The Prospectus.

-     The undertaking to file reports.

-     The signatures.

Attachments:

          A. Consent of Katherine M. Sullivan, General Counsel, to the filing of her opinion as an exhibit to this Registration Statement and to the reference to her opinion under the caption "Legal Proceedings and Opinion" in the Prospectus. (See Exhibit 11 below).

          B. Consent and Actuarial Opinion pertaining to the illustrations contained in the Prospectus.

          C.   Consent of Coopers & Lybrand L.L.P., Independent Accountants.

          D. Consent of KPMG Peat Marwick LLP, Independent Certified Public Accountants.


Exhibits:

      1. Resolution of the Board of Directors of The Travelers Insurance Company authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed August 21, 1995.)

      2.    Not applicable.

      3(a). Form of Distribution Agreement between the Registrant, The Travelers
            Insurance Company and Tower Square Securities, Inc. (Incorporated herein by reference to Exhibit 3(a) to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed August 21, 1995.)

      3(b). Specimen Form of Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 33-63927, filed April 22, 1996.)

      3(c). Agents Agreement, including schedule of sales commissions.
            (Incorporated herein by reference to Exhibit 3(c) to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed April 25, 1997.)

      4.    None

      5.    Variable Life Insurance Policy. (Incorporated herein by reference to
            Exhibit 5 to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed August 21, 1995.)

      6(a). Charter of The Travelers Insurance Company, as amended on October
            19, 1994. (Incorporated herein by reference to Exhibit 3(a)(i) to the Registration Statement on Form S-2, File No. 33-58677 filed via Edgar on April 18, 1995.)

      6(b). By-Laws of The Travelers Insurance Company, as amended on October
            20, 1994. (Incorporated herein by reference to Exhibit 3(b)(i) to the Registration Statement on Form S-2, File No. 33-58677 filed via Edgar on April 18, 1995.)

      7.    None
      8.    None
      9.    None

      10.   Application for Variable Life Insurance Policy.

      11. Opinion of Counsel, regarding the legality of securities being registered.

      12. Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Michael A. Carpenter, Jay S. Benet, George C. Kokulis, Ian R. Stuart, Katherine M. Sullivan, Robert I. Lipp and Marc P. Weill. (Incorporated herein by reference to Exhibit 12 to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed April 25, 1998.)

      13. Memorandum concerning transfer and redemption procedures, as required by Rule 6e-3(T)(b)(12)(ii). (Incorporated herein by reference to Exhibit 13 to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed August 21, 1995.)

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the registrant, The Travelers Variable Life Insurance Separate Account Three, certifies that it meets all of the requirements for effectiveness of this post-effective amendment to this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on the 24th day of April, 1998.


          THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT THREE
                                  (Registrant)

                         THE TRAVELERS INSURANCE COMPANY
                                   (Depositor)


                                   By: *IAN R. STUART
                                       ------------------------------------------
                                       Ian R. Stuart
                                       Senior Vice President, Chief Financial Officer,
                                       Chief Accounting Officer and Controller
                                       The Travelers Insurance Company


Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to this registration statement has been signed by the following persons in the capacities indicated on April 24th, 1998.


*MICHAEL A. CARPENTER                           Director, Chairman of the Board,
------------------------------                  President and Chief Executive Officer
(Michael A. Carpenter)

*JAY S. BENET                                   Director
------------------------------
(Jay S. Benet)

*GEORGE C. KOKULIS                              Director
------------------------------
(George C. Kokulis)

ROBERT I. LIPP                                  Director
------------------------------
(Robert I. Lipp)

*IAN R. STUART                                  Director, Senior Vice President,
------------------------------                  Chief Financial Chief Accounting Officer
(Ian R. Stuart)                                 and Controller


*KATHERINE M. SULLIVAN                          Director, Senior Vice President and
------------------------------                  General Counsel
(Katherine M. Sullivan)


*MARC P. WEILL                                  Director
------------------------------
(Marc P. Weill)


*By:     Ernest J. Wright, Attorney-in-Fact

                                  EXHIBIT INDEX

Attachment
     or
Exhibit  No.      Description                                                               Method of Filing
------------      -----------                                                               ----------------

Attachments:

      A.          Consent of Katherine M. Sullivan, General Counsel,                        Electronically
                  to the filing of her opinion as an exhibit to this
                  Registration Statement and to the reference to her
                  opinion under the caption "Legal Proceedings and
                  Opinion" in the Prospectus. (See Exhibit 11 below)

      B.          Consent and Actuarial Opinion pertaining to the                           Electronically
                  illustrations contained in the Prospectus.

      C.          Consent of Coopers & Lybrand L.L.P., Independent                          Electronically
                  Accountants.

      D.          Consent of KPMG Peat Marwick LLP, Independent                             Electronically
                  Certified Public Accountants.


Exhibits:

      1.          Resolution of the Board of Directors of The Travelers
                  Insurance Company authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to Pre-Effective Amendment No. 1 to the Registration
                  Statement on Form S-6, filed August 21, 1995.)

      3(a).       Form of Distribution Agreement between the Registrant, The
                  Travelers Insurance Company and Tower Square Securities, Inc.
                  (Incorporated herein by reference to Exhibit 3(a) to Pre-Effective Amendment No. 1 to the Registration Statement on
                  Form S-6, filed August 21, 1995.)

      3(b). Specimen Form of Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Post-Effective
                  Amendment No. 1 to the Registration Statement on
                  Form S-6, File No. 33-63927, filed April 22, 1996.)

      3(c).       Agents Agreement, including schedule of sales commissions.
                  (Incorporated herein by reference to Exhibit 3(c) to Post-
                  Effective Amendment No. 1 to the Registration Statement on
                  Form S-6, filed April 25, 1997.)

      5.          Variable Life Insurance Policy.  (Incorporated herein by
                  reference to Exhibit 5 to Pre-Effective Amendment No. 1
                  to the Registration Statement on Form S-6, filed August 21, 1995.)

      6(a).       Charter of The Travelers Insurance Company, as amended on
                  October 19, 1994. (Incorporated herein by reference to Exhibit
                  3(a)(i) to the Registration Statement on Form S-2, File No.
                  33-58677, filed via Edgar on April 18, 1995.)

Exhibit  No.      Description                                                                        Method of Filing
------------      -----------                                                                        ----------------

       6(b).      By-Laws of The Travelers Insurance Company, as amended on
                  October 20, 1994. (Incorporated herein by reference to Exhibit
                  3(b)(i) to the Registration Statement on Form S-2, File No.
                  33-58677, filed via Edgar on April 18, 1995.)

      10.         Application for Variable Life Insurance Policy.                                    Electronically

      11.         Opinion of Counsel regarding the legality of                                       Electronically
                  the securities being registered.

      12.         Powers of Attorney authorizing Ernest J. Wright or Kathleen A.
                  McGah as signatory for Michael A. Carpenter, Jay S. Benet,
                  George C. Kokulis, Ian R. Stuart, Katherine M. Sullivan,
                  Robert I. Lipp and Marc P. Weill. (Incorporated herein by reference to Exhibit 12 to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed April 25, 1997.)

      13. Memorandum concerning transfer and redemption procedures, as required by Rule 6e-3(T)(b)(12)(ii). (Incorporated herein by reference to Exhibit 13 to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed August 21,
                  1995.)